UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09435

Waddell & Reed Advisors Funds

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Jennifer K. Dulski

6300 Lamar Avenue

Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 913-236-2000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report September 30, 2017

Ticker
	Class A	Class B	Class C	Class Y
FIXED INCOME FUNDS
Waddell & Reed Advisors Bond Fund	UNBDX	WBABX	WCABX	WYABX
Waddell & Reed Advisors Global Bond Fund	UNHHX	WGBBX	WGBCX	WGBYX
Waddell & Reed Advisors Government Securities Fund	UNGVX	WGVBX	WGVCX	WGVYX
Waddell & Reed Advisors High Income Fund	UNHIX	WBHIX	WCHIX	WYHIX
Waddell & Reed Advisors Municipal Bond Fund	UNMBX	WBMBX	WCMBX	WYMBX
Waddell & Reed Advisors Municipal High Income Fund	UMUHX	WBMHX	WCMHX	WAMHX

MONEY MARKET FUND
Waddell & Reed Advisors Cash Management	UNCXX	WCBXX	WCCXX

Waddell & Reed Investments refers to the investment management services offered by Waddell & Reed Investment Management Company, the investment manager of the Waddell & Reed Advisors Funds, distributed by Waddell & Reed, Inc.

CONTENTS	WADDELL & REED ADVISORS FUNDS

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current Waddell & Reed Advisors Funds prospectus, or summary prospectus, and current performance information, including current Lipper ranking information.

2

PRESIDENT’S LETTER	WADDELL & REED ADVISORS FUNDS

SEPTEMBER 30, 2017 (UNAUDITED)
Philip J. Sanders, CFA

Dear Shareholder,

Over the past 12 months, investors have endured concerns about global economic growth, the level of interest rates, fluctuation in oil prices and the outcome of the U.S. presidential election. Following the election, domestic equity markets rose sharply and bond yields saw a slight rise, with both trends carrying into the third quarter of 2017. See the table for a fiscal year-over-year comparison of some common market metrics.

Many investors may be unsettled by the prospect that continued change — in leadership of key countries around the world, in government policy, in interest rate levels — will contribute to market volatility and general uncertainty. While that may be true at times, we believe it is important to stay focused on the fundamentals and merits of sectors, industries and companies when making investment decisions. Those fundamentals historically have tended to outweigh external factors such as government policies and regulations. While government policies can affect every business and investor, we think the innovation and management skill within individual companies ultimately drive long-term stock prices.

By the end of your funds’ fiscal period, the U.S. economy remained fundamentally sound, supported primarily by the U.S. consumer, who is benefitting from lower energy prices, lower inflation in general and an improved labor market. Overall, the global economy has improved over the fiscal year. In particular, economic growth in the eurozone has accelerated, benefitting from domestic policy stimulus and improving external demand.

The U.S. Federal Reserve (Fed) has hiked interest rates four times since late 2015. We think the Fed will raise rates again in December 2017 and two more times in 2018. The Fed also recently announced that it would begin to reduce its balance sheet starting in October 2017 by allowing maturing Treasury and mortgage-backed securities to roll off. We think most financial markets already are pricing the drawdown into their projections and do not expect major volatility as a result of the Fed’s actions. We believe job growth and inflation will be the most important determinants in the direction of long-term central bank policy. Overseas, a better economic outlook has caused the European Central Bank to consider adjusting its policies.

While challenges remain, we see potential catalysts for growth in several areas and industries and our team continues to seek investment opportunities around the globe.

Economic Snapshot

	9/30/2017	9/30/2016
S&P 500 Index	2,519.36	2,168.27
MSCI EAFE Index	1,973.81	1,701.69
10-Year Treasury Yield	2.33%	1.60%
U.S. unemployment rate	4.2%	4.9%
30-year fixed mortgage rate	3.83%	3.42%
Oil price per barrel	$51.67	$48.24

Sources: Bloomberg, U.S. Department of Labor, MBA, CME

All government statistics shown are subject to periodic revision. The S&P 500 Index is an unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies. MSCI EAFE Index is an unmanaged index comprised of securities that represent the securities markets in Europe, Australasia and the Far East. It is not possible to invest directly in any of these indexes. Mortgage rates are from BankRate and reflect the overnight national average rate on a conventional 30-year fixed loan. Oil prices reflect the market price of West Texas intermediate grade crude.

Respectfully,

Philip J. Sanders, CFA

President

The opinions expressed in this letter are those of the President of the Waddell & Reed Advisors Funds and are current only through the end of the period of the report, as stated on the cover. The President’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

2017	ANNUAL REPORT	3

ILLUSTRATION OF FUND EXPENSES	WADDELL & REED ADVISORS FUNDS

(UNAUDITED)

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, exchange fees and account fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended September 30, 2017.

Actual Expenses

The first section in the following table provides information about actual account values and actual expenses for each share class. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. Fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Savings Incentive Match Plan for Employees (SIMPLE) IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $18 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $650 on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the following table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second section in the following table provides information about hypothetical account values and hypothetical expenses for each share class based on the Fund’s actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), exchange fees or account fees. Therefore, the second section in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses paid may be impacted by expense reduction arrangements. If those arrangements had not been in place, expenses paid would have been higher. See Note 5 to the Financial Statements for further information.

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 3-31-17	Ending Account Value 9-30-17	Expenses Paid During Period*	Beginning Account Value 3-31-17	Ending Account Value 9-30-17	Expenses Paid During Period*
Bond Fund
Class A	$1,000	$1,025.30	$4.96	$1,000	$1,020.18	$4.95	0.98%
Class B**	$1,000	$1,016.40	$12.30	$1,000	$1,012.91	$12.28	2.43%
Class C	$1,000	$1,020.90	$9.40	$1,000	$1,015.81	$9.37	1.85%
Class Y	$1,000	$1,027.00	$3.55	$1,000	$1,021.61	$3.54	0.69%
Cash Management
Class A	$1,000	$1,002.20	$3.80	$1,000	$1,021.32	$3.84	0.75%
Class B**	$1,000	$1,000.00	$5.80	$1,000	$1,019.25	$5.86	1.16%
Class C**	$1,000	$1,000.00	$5.80	$1,000	$1,019.24	$5.86	1.16%

See footnotes on pages 5

4	ANNUAL REPORT	2017

ILLUSTRATION OF FUND EXPENSES	WADDELL & REED ADVISORS FUNDS

(UNAUDITED)

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 3-31-17	Ending Account Value 9-30-17	Expenses Paid During Period*	Beginning Account Value 3-31-17	Ending Account Value 9-30-17	Expenses Paid During Period*
Global Bond Fund
Class A	$1,000	$1,023.30	$5.97	$1,000	$1,019.29	$5.86	1.17%	(3)
Class B**	$1,000	$1,016.20	$13.00	$1,000	$1,012.52	$12.58	2.57%	(4)
Class C	$1,000	$1,018.90	$10.40	$1,000	$1,014.87	$10.28	2.05%	(5)
Class Y	$1,000	$1,024.90	$4.35	$1,000	$1,020.89	$4.24	0.86%	(6)
Government Securities Fund
Class A	$1,000	$1,012.20	$5.13	$1,000	$1,020.08	$5.05	1.02%	(7)
Class B**	$1,000	$1,006.70	$10.64	$1,000	$1,014.44	$10.68	2.13%
Class C	$1,000	$1,007.90	$9.44	$1,000	$1,015.67	$9.47	1.88%
Class Y	$1,000	$1,013.70	$3.83	$1,000	$1,021.41	$3.74	0.76%	(8)
High Income Fund
Class A	$1,000	$1,038.00	$5.10	$1,000	$1,020.10	$5.05	0.99%
Class B**	$1,000	$1,031.40	$11.48	$1,000	$1,013.80	$11.38	2.25%	(9)
Class C	$1,000	$1,033.60	$9.25	$1,000	$1,015.97	$9.17	1.82%
Class Y	$1,000	$1,039.10	$3.98	$1,000	$1,021.17	$3.94	0.78%
Municipal Bond Fund
Class A	$1,000	$1,023.70	$4.45	$1,000	$1,020.84	$4.24	0.87%	(10)
Class B**	$1,000	$1,017.50	$9.38	$1,000	$1,016.13	$8.97	1.86%	(11)
Class C	$1,000	$1,017.90	$8.98	$1,000	$1,016.48	$8.67	1.78%	(12)
Class Y	$1,000	$1,024.50	$3.75	$1,000	$1,021.54	$3.54	0.74%	(13)
Municipal High Income Fund
Class A	$1,000	$1,018.30	$4.54	$1,000	$1,020.58	$4.55	0.90%
Class B**	$1,000	$1,013.40	$9.56	$1,000	$1,015.98	$9.17	1.90%	(14)
Class C	$1,000	$1,014.10	$8.86	$1,000	$1,016.53	$8.57	1.76%	(15)
Class Y	$1,000	$1,018.70	$3.94	$1,000	$1,021.49	$3.64	0.77%	(16)

*	Fund expenses for each share class are equal to the Fund’s annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 183 days in the six-month period ended September 30, 2017, and divided by 365.

**	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

(1)	This section uses the Fund’s actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The “Ending Account Value” shown is computed using the Fund’s actual return and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column of this section.

(2)	This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund’s ongoing costs with other mutual funds. A shareholder can compare the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

(3)	Annualized expense ratio based on the period excluding reorganization expenses was 1.15%.

(4)	Annualized expense ratio based on the period excluding reorganization expenses was 2.50%.

(5)	Annualized expense ratio based on the period excluding reorganization expenses was 2.03%.

(6)	Annualized expense ratio based on the period excluding reorganization expenses was 0.83%.

(7)	Annualized expense ratio based on the period excluding reorganization expenses was 1.00%.

(8)	Annualized expense ratio based on the period excluding reorganization expenses was 0.72%.

2017	ANNUAL REPORT	5

ILLUSTRATION OF FUND EXPENSES	WADDELL & REED ADVISORS FUNDS

(UNAUDITED)

(9)	Annualized expense ratio based on the period excluding reorganization expenses was 2.21%.

(10)	Annualized expense ratio based on the period excluding reorganization expenses was 0.84%.

(11)	Annualized expense ratio based on the period excluding reorganization expenses was 1.78%.

(12)	Annualized expense ratio based on the period excluding reorganization expenses was 1.71%.

(13)	Annualized expense ratio based on the period excluding reorganization expenses was 0.70%.

(14)	Annualized expense ratio based on the period excluding reorganization expenses was 1.81%.

(15)	Annualized expense ratio based on the period excluding reorganization expenses was 1.70%.

(16)	Annualized expense ratio based on the period excluding reorganization expenses was 0.71%.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads or exchange fees.

6	ANNUAL REPORT	2017

MANAGEMENT DISCUSSION	BOND FUND

(UNAUDITED)

Rick Perry

Below, Rick Perry, portfolio manager of the Waddell & Reed Advisors Bond Fund, discusses positioning, performance and results for the fiscal year ended September 30, 2017. He has managed the Fund since October 1, 2015 and has 24 years of industry experience.

Fiscal Year Performance

For the 12 months ended September 30, 2017
Waddell & Reed Advisors Bond Fund (Class A shares at net asset value)	0.39%
Waddell & Reed Advisors Bond Fund (Class A shares including sales charges)	–5.42%
Benchmark(s) and/or Lipper Category
Bloomberg Barclays U.S. Aggregate Bond Index	0.07%
(generally reflects the performance of securities representing the bond market)
Lipper Corporate Debt Funds A-Rated Funds Universe Average	0.91%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

For the fiscal year ended September 30, 2017, the Waddell & Reed Advisors (WRA) Bond Fund produced a total return of 0.39%, which outperformed the Bloomberg Barclays U.S. Aggregate Bond Index by 32 basis points if sales charges are not taken into consideration. The Fund ranked in the 71st percentile of the Lipper Corporate Debt Funds A-Rated Category. The Lipper Fund category includes a number of long-term bond funds with longer durations, which makes comparisons difficult with the WRA Bond Fund.

The Fund began the fiscal year positioned with a slightly longer duration than its benchmark index (5.9 years versus 5.6 years). The Fund was positioned relatively close to the benchmark throughout the fiscal year, as making significant bets on duration didn’t seem prudent given the uncertainty associated with central bank policy. As it became clearer that the U.S. Federal Reserve (Fed) was more likely to raise short-term interest rates in coming months, the Fund’s duration positioning was decreased slightly relative to the benchmark. The Fund ended the fiscal year with duration of 5.7 years, versus 5.6 years for the benchmark. The Fund’s performance relative to the benchmark was not materially impacted by overall duration positioning.

Although the yield curve had periods of flattening and steepening throughout the fiscal year, the beginning and ending shape of the curve was largely the same. A common measure of the shape of the yield curve is the spread between 2-year Treasuries and 10-year Treasuries. This measure was 83 basis points on September 30, 2016, and steepened very slightly to 85 basis points by September 30, 2017. The Fund was positioned to benefit from the yield curve flattening throughout the majority of 2017. There were time periods within the fiscal year where this positioning was beneficial and negative for relative performance, but overall had little impact on performance. The shape of the yield curve going forward will largely be determined by the market’s expectations of Fed short-term interest rate moves, other central bank policies, inflation and longer term economic growth expectations.

The fiscal year produced another solid period of credit market returns, despite Treasuries moving higher in yield (and lower in price). Credit spreads tightened 35 basis points for the fiscal year, producing 394 basis points of excess returns (total return over Treasuries of the same duration). The best performing sectors were energy (+685 bps) and basic industry (+746 bps) for the twelve months ended September 30, 2017. The worst performing sectors for the fiscal year were capital goods (+307 bps) and consumer cyclicals (+303 bps). In general, higher-quality credit (AA’s & A’s) underperformed lower quality credit (BBB’s). The dominant theme in the credit market continued to be the extremely robust demand for U.S. credit and yield from investors, particularly investors outside the U.S. (Asia and Europe). The demand for credit significantly exceeded supply, even though the fiscal year saw a record amount of new issuance.

The Fund began the year with an overall allocation to credit of 75%. The allocation to credit was selectively increased during the year to finish the fiscal year at 90%. The increased exposure to credit was beneficial to the Fund’s relative performance. The allocation to sectors within credit changed slightly during the period. The Fund’s allocation to financials was increased to 31% from 25% at fiscal year-end. The allocation to industrials increased to 51% from 44% at fiscal year-end. This change in sector allocation did not have a material impact on relative performance, as sector return dispersion was fairly low during the year. The Fund increased its exposure to BBB-rated credit during the year to 40% from 37%, which was slightly beneficial to relative performance.

The Fund’s allocation to securitized assets during the year was materially reduced from 16% to 7%, with exposure to commercial mortgage-backed securities, mortgage-backed securities and asset-backed securities all being reduced. Lower exposure to securitized assets was beneficial to performance as sales were reinvested in credit assets. The Fund had only 3% invested in Treasuries at fiscal year-end compared to 4% at the beginning of the year. The uncertainty associated with Fed policy toward short-term interest rates was the primary reason for the reduction in exposure to Treasuries.

2017	ANNUAL REPORT	7

MANAGEMENT DISCUSSION	BOND FUND

(UNAUDITED)

Outlook

As has been the case for several quarters, central bank policies inside and outside of the U.S. continue to have a profound impact on the U.S. fixed income market, both in Treasuries and credit. The demand for positive yield from foreign investors is providing an opportunity for U.S. companies to borrow (issue bonds) at very attractive rates. Although the foreign demand provides a short-term boost to the credit market, it is uncertain how stable this demand will prove to be over the longer-term. Credit metrics for U.S. companies, such as leverage and interest coverage, have been eroding for several quarters, as more corporate bonds are issued to meet demand. Should foreign investors reduce their appetite for U.S. credit, the credit market may experience some weakness. However in the near-term as long as yield differentials between the U.S. and rest of the world remain at elevated levels, U.S. rates are not expected to go materially higher. Longer-term it seems likely that the yield differential will get smaller as central bank policies converge over time. The Fed has repeatedly stated its desire to raise the Fed funds rate at a measured pace. Should the Fed execute on its stated goal of a gradual pace for short-term interest rate hikes, the yield curve is expected to continue to flatten throughout the coming months. However, if the Fed acts inconsistently with market expectations, the financial markets could experience some volatility in 2018.

There are many indications that the financial markets are in the late stages of the credit cycle which has lasted since the Great Recession. Therefore, conservative positioning within the credit market seems to be a prudent strategy in the coming months. The risk-reward relationship in fixed income does not appear to be very compelling currently. In general, investors are not getting adequately compensated for taking excess risk as the market appears to be rich/over-bought to some degree. The financial markets have had a “risk-on” sentiment for an extended time period, at least partially fueled by global investors’ quest for yield in a very low yield environment. How the financial markets react to potentially higher interest rates is perhaps the biggest risk to market stability in coming months.

The Fund’s performance noted above is at net asset value (NAV) and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise. These and other risks are more fully described in the Fund’s prospectus.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Fund may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB) are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Bond Fund.

8	ANNUAL REPORT	2017

PORTFOLIO HIGHLIGHTS	BOND FUND

ALL DATA IS AS OF SEPTEMBER 30, 2017 (UNAUDITED)

Asset Allocation

Stocks	0.0%
Bonds	96.6%
Corporate Debt Securities	84.1%
United States Government and Government Agency Obligations	6.6%
Asset-Backed Securities	2.6%
Municipal Bonds – Taxable	1.9%
Other Government Securities	1.3%
Mortgage-Backed Securities	0.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	3.4%

Lipper Rankings

Category: Corporate Debt Funds A Rated	Rank	Percentile
1 Year	33/46	71
3 Year	30/45	66
5 Year	32/39	80
10 Year	27/33	80

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Quality Weightings

Investment Grade	93.3%
AAA	1.5%
AA	18.4%
A	30.1%
BBB	43.3%
Non-Investment Grade	3.3%
BB	2.5%
Non-rated	0.8%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	3.4%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s. For securities not rated by Moody’s, ratings are obtained from Fitch. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2017	ANNUAL REPORT	9

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	BOND FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class Y
1-year period ended 9-30-17	-5.42%	-5.00%	-0.46%	0.68%
5-year period ended 9-30-17	0.58%	0.24%	0.85%	2.06%
10-year period ended 9-30-17	3.01%	2.65%	2.68%	3.93%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

10	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	BOND FUND (in thousands)

SEPTEMBER 30, 2017

PREFERRED STOCKS	Shares	Value
Financials

Investment Banking & Brokerage – 0.0%
Morgan Stanley, 5.850%	20	$547

Total Financials – 0.0%		547

TOTAL PREFERRED STOCKS – 0.0%		$547
(Cost: $500)

ASSET-BACKED SECURITIES	Principal
AerCap Ireland Capital Ltd. and AerCap Global Aviation Trust,
3.500%, 5–26–22	$1,750	1,792
Air Canada Enhanced Equipment Trust, Series 2015–2, Class AA,
3.750%, 12–15–27 (A)	3,807	3,921
American Airlines Class A Pass Through Certificates, Series 2016–2,
3.650%, 6–15–28	1,948	1,976
American Airlines Class AA Pass Through Certificates, Series 2016–2,
3.200%, 6–15–28	2,922	2,923
American Airlines, Inc., Class AA Pass Through Certificates, Series 2016–1,
3.575%, 1–15–28	3,806	3,921
American Airlines, Inc., Class AA Pass Through Certificates, Series 2017–1,
3.650%, 2–15–29	500	514
Norwegian Air Shuttle 2016–1, Class A,
4.875%, 5–10–28 (A)	3,905	3,983
SBA Tower Trust, Series 2016–1 (GTD by SBA Guarantor LLC and SBA Holdings LLC),
2.877%, 7–9–21 (A)	3,500	3,546
United Airlines Pass–Through Certificates, Series 2016–AA,
3.100%, 7–7–28	4,000	3,994

TOTAL ASSET–BACKED SECURITIES – 2.6%		$26,570
(Cost: $26,133)

CORPORATE DEBT SECURITIES
Consumer Discretionary

Advertising – 0.1%
Omnicom Group, Inc.,
3.600%, 4–15–26	1,000	1,008

Automobile Manufacturers – 1.2%
BMW U.S. Capital LLC:
2.700%, 4–6–22(A)	1,500	1,512
2.800%, 4–11–26(A)	8,000	7,855
Ford Motor Co.,
4.346%, 12–8–26	2,000	2,078
General Motors Co.:
4.200%, 10–1–27	1,250	1,268
6.600%, 4–1–36	651	772

		13,485

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Broadcasting – 0.2%
Discovery Communications LLC:
2.950%, 3–20–23	$1,000	$1,001
3.950%, 3–20–28	1,000	997

		1,998

Cable & Satellite – 1.8%
Charter Communications Operating LLC and Charter Communications Operating Capital Corp.,
5.375%, 5–1–47 (A)	500	517
Comcast Corp. (GTD by Comcast Cable Communications and NBCUniversal):
1.625%, 1–15–22	5,000	4,872
2.350%, 1–15–27	5,000	4,665
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc.,
3.950%, 1–15–25	3,365	3,455
Time Warner, Inc. (GTD by Historic TW, Inc.):
2.950%, 7–15–26	7,000	6,609
3.800%, 2–15–27	500	500

		20,618

Education Services – 0.7%
President and Fellows of Harvard College,
3.150%, 7–15–46	3,000	2,892
Trustees of Princeton University (The),
4.950%, 3–1–19	3,000	3,132
University of Southern California,
3.028%, 10–1–39	2,000	1,872

		7,896

Footwear – 0.7%
NIKE, Inc.:
2.375%, 11–1–26	4,000	3,793
3.875%, 11–1–45	4,000	4,041

		7,834

Home Improvement Retail – 0.3%
Home Depot, Inc. (The),
4.400%, 4–1–21	3,135	3,365

Hotels, Resorts & Cruise Lines – 1.0%
Marriott International, Inc., Series R,
3.125%, 6–15–26	6,000	5,929
Wyndham Worldwide Corp.:
4.150%, 4–1–24	3,000	3,041
4.500%, 4–1–27	2,000	2,006

		10,976

Internet & Direct Marketing Retail – 0.3%
Amazon.com, Inc.,
4.800%, 12–5–34	2,470	2,797
Expedia, Inc.,
3.800%, 2–15–28 (A)	500	495

		3,292

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Movies & Entertainment – 0.3%
Walt Disney Co. (The):
4.125%, 12–1–41	$2,000	$2,067
4.125%, 6–1–44	1,000	1,048

		3,115

Publishing – 0.2%
Thomson Reuters Corp.,
3.350%, 5–15–26	3,000	2,986

Restaurants – 0.6%
Darden Restaurants, Inc.,
3.850%, 5–1–27	4,000	4,074
McDonalds Corp.,
5.350%, 3–1–18	2,360	2,397

		6,471

Total Consumer Discretionary – 7.4%		83,044
Consumer Staples

Brewers – 1.8%
Anheuser–Busch Inbev Finance, Inc. (GTD by AB INBEV/BBR/COB):
4.700%, 2–1–36	6,000	6,642
4.900%, 2–1–46	3,500	3,983
Heineken N.V.,
3.500%, 1–29–28(A)	3,000	3,061
Molson Coors Brewing Co.:
2.250%, 3–15–20(A)	2,500	2,498
3.000%, 7–15–26	2,000	1,944
4.200%, 7–15–46	2,500	2,489

		20,617

Distillers & Vintners – 0.7%
Constellation Brands, Inc.:
3.700%, 12–6–26	4,562	4,664
3.500%, 5–9–27	2,000	2,031
4.500%, 5–9–47	750	787

		7,482

Food Distributors – 0.6%
Sysco Corp.:
3.300%, 7–15–26	4,000	4,033
3.250%, 7–15–27	2,500	2,491

		6,524

Food Retail – 0.4%
Kroger Co. (The),
1.500%, 9–30–19	4,000	3,953

Household Products – 0.4%
Clorox Co. (The),
3.100%, 10–1–27	1,000	995
Colgate–Palmolive Co.,
3.700%, 8–1–47	1,000	985
Procter & Gamble Co. (The),
2.700%, 2–2–26	3,000	2,980

		4,960

2017	ANNUAL REPORT	11

SCHEDULE OF INVESTMENTS	BOND FUND (in thousands)

SEPTEMBER 30, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Packaged Foods & Meats – 1.3%
General Mills, Inc.,
1.400%, 10–20–17	$1,300	$1,300
Kraft Heinz Foods Co.:
3.000%, 6–1–26	2,000	1,918
4.375%, 6–1–46	2,000	1,960
Mead Johnson Nutrition Co.,
4.125%, 11–15–25	4,000	4,317
Smithfield Foods, Inc.:
2.650%, 10–3–21 (A)	1,000	999
3.350%, 2–1–22 (A)	2,000	2,035
4.250%, 2–1–27 (A)	1,000	1,033
Tyson Foods, Inc. (GTD by Tyson Fresh Meats, Inc.),
2.650%, 8–15–19	765	774

		14,336

Personal Products – 0.4%
Kimberly–Clark Corp.:
2.750%, 2–15–26	4,000	3,961
3.200%, 7–30–46	1,000	906

		4,867

Soft Drinks – 1.6%
Coca–Cola Co. (The):
1.550%, 9–1–21	3,500	3,432
2.875%, 10–27–25	5,000	5,036
2.250%, 9–1–26	2,000	1,895
PepsiCo, Inc.:
1.700%, 10–6–21	4,000	3,939
2.850%, 2–24–26	4,000	3,979

		18,281

Total Consumer Staples – 7.2%		81,020
Energy

Oil & Gas Equipment & Services – 1.4%
Enterprise Products Operating LLC (GTD by Enterprise Products Partners L.P.),
6.500%, 1–31–19	5,000	5,291
Halliburton Co.,
6.750%, 2–1–27	4,950	5,765
Schlumberger Holding Corp.,
3.625%, 12–21–22(A)	5,000	5,200

		16,256

Oil & Gas Exploration & Production – 2.7%
BP Capital Markets plc (GTD by BP plc):
1.674%, 2–13–18	4,250	4,253
3.216%, 11–28–23	5,000	5,120
Canadian Natural Resources Ltd.:
2.950%, 1–15–23	5,000	4,969
3.850%, 6–1–27	2,250	2,273
Concho Resources, Inc.,
4.375%, 1–15–25	6,000	6,315
ConocoPhillips Co. (GTD by ConocoPhillips),
4.150%, 11–15–34	4,650	4,799
EQT Corp.,
3.000%, 10–1–22	2,000	2,003

		29,732

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Storage & Transportation – 3.3%
Buckeye Partners L.P.,
3.950%, 12–1–26	$1,500	$1,479
Colorado Interstate Gas Co.,
4.150%, 8–15–26 (A)	6,000	5,963
Enbridge, Inc.,
2.900%, 7–15–22	500	503
Energy Transfer Partners L.P.,
4.900%, 3–15–35	750	745
Kinder Morgan, Inc.,
3.150%, 1–15–23	1,000	1,005
Plains All American Pipeline L.P. and PAA Finance Corp.:
3.600%, 11–1–24	4,469	4,364
4.500%, 12–15–26	2,250	2,283
Sabine Pass Liquefaction LLC,
4.200%, 3–15–28	1,500	1,511
Spectra Energy Partners L.P.,
3.375%, 10–15–26	5,000	4,943
Sunoco Logistics Partners Operations L.P. (GTD by Sunoco Logistics Partners L.P.),
4.400%, 4–1–21	2,551	2,691
Tennessee Gas Pipeline Co.,
7.000%, 3–15–27	6,000	7,103
Williams Partners L.P.,
3.750%, 6–15–27	4,000	3,993

		36,583

Total Energy – 7.4%		82,571
Financials

Asset Management & Custody Banks – 1.9%
Ares Capital Corp.,
3.875%, 1–15–20	8,635	8,852
Legg Mason, Inc.,
4.750%, 3–15–26	6,500	6,903
State Street Corp.,
2.650%, 5–19–26	6,000	5,851

		21,606

Consumer Finance – 3.8%
American Express Credit Corp.,
1.875%, 11–5–18	4,000	4,004
Capital One Financial Corp.:
4.200%, 10–29–25	5,500	5,650
3.750%, 7–28–26	1,750	1,732
Discover Bank,
3.450%, 7–27–26	500	491
Discover Financial Services,
3.950%, 11–6–24	8,200	8,391
Ford Motor Credit Co. LLC:
2.425%, 6–12–20	5,000	5,000
3.200%, 1–15–21	5,000	5,100
2.979%, 8–3–22	2,000	1,998
General Motors Financial Co., Inc. (GTD by AmeriCredit Financial Services, Inc.):
3.100%, 1–15–19	2,000	2,028
4.200%, 3–1–21	3,500	3,668
3.200%, 7–6–21	4,500	4,578

		42,640

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Diversified Banks – 10.7%
ABN AMRO Bank N.V.,
2.100%, 1–18–19 (A)	$2,000	$2,006
Australia and New Zealand Banking Group Ltd.:
2.125%, 8–19–20	4,000	3,996
4.400%, 5–19–26 (A)	3,000	3,120
Banco Santander S.A.,
3.500%, 4–11–22	2,500	2,560
Bank of America Corp.:
2.625%, 4–19–21	2,000	2,015
2.503%, 10–21–22	2,000	1,980
4.200%, 8–26–24	6,000	6,306
3.875%, 8–1–25	1,500	1,571
6.300%, 12–29–49	2,000	2,260
Bank of New York Mellon Corp. (The):
2.500%, 4–15–21	2,000	2,020
2.200%, 8–16–23	4,000	3,920
Barclays plc:
3.684%, 1–10–23	2,000	2,051
4.836%, 5–9–28	2,250	2,331
BB&T Corp.:
2.050%, 5–10–21	5,500	5,476
2.750%, 4–1–22	3,000	3,051
Commonwealth Bank of Australia,
2.000%, 9–6–21 (A)	3,500	3,439
Danske Bank A.S.,
2.700%, 3–2–22 (A)	5,000	5,026
Fifth Third Bank N.A.,
2.250%, 6–14–21	2,500	2,499
Huntington Bancshares, Inc.,
2.300%, 1–14–22	1,500	1,485
Lloyds Banking Group plc,
3.000%, 1–11–22	1,000	1,008
Mitsubishi UFJ Financial Group, Inc.,
2.190%, 9–13–21	6,500	6,420
Mizuho Financial Group, Inc.,
2.273%, 9–13–21	4,000	3,939
Royal Bank of Canada:
1.625%, 4–15–19	1,000	997
2.350%, 10–30–20	4,000	4,029
2.500%, 1–19–21	4,000	4,034
4.650%, 1–27–26	1,000	1,070
Sumitomo Mitsui Financial Group, Inc.,
2.058%, 7–14–21	6,000	5,899
Swedbank AB,
2.800%, 3–14–22 (A)	7,000	7,086
Synchrony Bank,
3.000%, 6–15–22	2,750	2,742
U.S. Bancorp,
3.150%, 4–27–27	3,500	3,519
U.S. Bank N.A.,
1.350%, 1–26–18	8,000	8,000
Wells Fargo & Co.:
2.100%, 7–26–21	1,000	991
3.069%, 1–24–23	500	508
3.000%, 10–23–26	2,000	1,952
3.584%, 5–22–28	2,750	2,784
4.750%, 12–7–46	1,500	1,646
Westpac Banking Corp.:
2.150%, 3–6–20	2,500	2,508
2.000%, 8–19–21	4,000	3,948

		120,192

12	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	BOND FUND (in thousands)

SEPTEMBER 30, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Investment Banking & Brokerage – 3.6%
Credit Suisse Group Funding (Guernsey) Ltd.,
3.125%, 12–10–20	$2,500	$2,549
Daiwa Securities Group, Inc.,
3.129%, 4–19–22 (A)	4,000	4,044
E*TRADE Financial Corp.,
2.950%, 8–24–22	1,000	1,002
Goldman Sachs Group, Inc. (The):
2.350%, 11–15–21	3,000	2,977
2.905%, 7–24–23	1,000	1,000
3.272%, 9–29–25	2,000	2,001
4.250%, 10–21–25	6,000	6,253
3.750%, 2–25–26	1,000	1,023
3.500%, 11–16–26	1,000	1,003
Goldman Sachs Group, Inc. (The) (3-Month U.S. LIBOR plus 175 bps),
3.064%, 10–28–27 (B)	3,000	3,123
Morgan Stanley:
4.875%, 11–1–22	2,000	2,167
3.875%, 1–27–26	7,000	7,264
3.591%, 7–22–28	2,000	2,003
Morgan Stanley (3-Month U.S. LIBOR plus 140 bps),
2.713%, 10–24–23 (B)	3,500	3,579

		39,988

Life & Health Insurance – 3.2%
Aflac, Inc.,
3.625%, 11–15–24	4,975	5,245
Athene Global Funding,
2.750%, 4–20–20(A)	3,500	3,527
Brighthouse Financial, Inc.,
3.700%, 6–22–27 (A)	3,000	2,944
New York Life Global Funding:
2.000%, 4–13–21 (A)	2,500	2,485
2.300%, 6–10–22 (A)	3,000	2,988
2.900%, 1–17–24 (A)	1,500	1,518
2.350%, 7–14–26 (A)	3,000	2,864
Northwestern Mutual Life Insurance Co. (The),
3.850%, 9–30–47 (A)	1,000	988
Principal Life Global Funding II:
2.625%, 11–19–20 (A)	3,500	3,533
3.000%, 4–18–26 (A)	4,000	3,969
Protective Life Global Funding,
2.262%, 4–8–20 (A)	2,500	2,500
Sumitomo Life Insurance Co.,
4.000%, 9–14–77 (A)	3,000	2,945

		35,506

Other Diversified Financial Services – 4.9%
Citigroup, Inc.:
2.700%, 3–30–21	4,000	4,043
4.450%, 9–29–27	8,500	8,989
Citigroup, Inc. (3-Month U.S. LIBOR plus 148 bps),
2.746%, 9–1–23 (B)	5,000	5,128
JPMorgan Chase & Co.:
2.295%, 8–15–21	5,000	4,995
2.700%, 5–18–23	6,000	5,999
3.220%, 3–1–25	5,000	5,066
3.625%, 12–1–27	3,500	3,507
4.950%, 6–1–45	1,000	1,137
TIAA Asset Management Finance Co. LLC,
4.125%, 11–1–24 (A)	5,000	5,262
USAA Capital Corp.,
2.450%, 8–1–20 (A)	10,030	10,109

		54,235

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Property & Casualty Insurance – 1.6%
Berkshire Hathaway Finance Corp. (GTD by Berkshire Hathaway, Inc.) (3-Month ICE LIBOR plus 32 bps),
1.624%, 1–10–20 (B)	$1,500	$1,507
Berkshire Hathaway, Inc.:
2.750%, 3–15–23	3,000	3,044
3.125%, 3–15–26	10,500	10,615
Old Republic International Corp.,
3.875%, 8–26–26	3,000	3,037

		18,203

Regional Banks – 1.3%
First Republic Bank,
2.500%, 6–6–22	5,000	4,965
PNC Bank N.A.:
1.700%, 12–7–18	2,500	2,497
2.450%, 11–5–20	736	743
2.150%, 4–29–21	4,000	3,983
Sumitomo Mitsui Trust Bank Ltd.,
2.050%, 3–6–19 (A)	2,000	2,002

		14,190

Specialized Finance – 1.2%
Diamond 1 Finance Corp. and Diamond 2 Finance Corp.:
4.420%, 6–15–21 (A)	2,000	2,100
5.450%, 6–15–23 (A)	6,000	6,581
6.020%, 6–15–26 (A)	1,500	1,665
8.100%, 7–15–36 (A)	2,500	3,127

		13,473

Total Financials – 32.2%		360,033
Health Care

Biotechnology – 0.8%
Amgen, Inc.:
6.150%, 6–1–18	411	423
5.700%, 2–1–19	2,000	2,101
2.200%, 5–11–20	3,500	3,510
2.250%, 8–19–23	3,000	2,914

		8,948

Health Care Services – 0.8%
Cardinal Health, Inc.:
3.079%, 6–15–24	2,500	2,517
4.368%, 6–15–47	1,500	1,535
Quest Diagnostics, Inc.,
3.450%, 6–1–26	5,500	5,547

		9,599

Health Care Supplies – 2.1%
Abbott Laboratories:
2.900%, 11–30–21	3,000	3,051
3.400%, 11–30–23	2,000	2,059
Medtronic Global Holdings SCA,
3.350%, 4–1–27	3,000	3,082
Medtronic, Inc. (GTD by Medtronic Global Holdings SCA and Medtronic plc),
4.375%, 3–15–35	8,288	9,119
Shire Acquisitions Investments Ireland Designated Activity Co.,
2.400%, 9–23–21	6,000	5,978

		23,289

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Pharmaceuticals – 1.0%
AbbVie, Inc.,
4.500%, 5–14–35	$5,600	$6,024
AstraZeneca plc,
3.375%, 11–16–25	3,000	3,044
Perrigo Finance Unlimited Co. (GTD by Perrigo Co. plc),
3.500%, 3–15–21	2,000	2,052

		11,120

Total Health Care – 4.7%		52,956
Industrials

Aerospace & Defense – 2.5%
BAE Systems Holdings, Inc.:
3.800%, 10–7–24 (A)	5,000	5,214
3.850%, 12–15–25 (A)	4,800	4,977
4.750%, 10–7–44 (A)	2,000	2,178
Boeing Co. (The),
1.650%, 10–30–20	2,500	2,485
General Dynamics Corp.,
1.875%, 8–15–23	5,000	4,868
Northrop Grumman Corp.,
3.200%, 2–1–27	5,000	5,029
Rockwell Collins, Inc.,
2.800%, 3–15–22	3,500	3,536

		28,287

Air Freight & Logistics – 0.9%
FedEx Corp.:
3.250%, 4–1–26	4,000	4,051
4.750%, 11–15–45	3,000	3,265
4.400%, 1–15–47	3,000	3,117

		10,433

Airlines – 0.7%
Aviation Capital Group Corp.,
2.875%, 1–20–22 (A)	2,000	2,000
Sydney Airport Finance,
3.625%, 4–28–26 (A)	6,000	6,063

		8,063

Building Products – 0.5%
WESCO Distribution, Inc. (GTD by WESCO International, Inc.),
5.375%, 12–15–21	5,852	6,042

Electrical Components & Equipment – 0.2%
Arrow Electronics, Inc.,
3.250%, 9–8–24	2,000	1,975

Environmental & Facilities Services – 1.0%
Republic Services, Inc.:
3.800%, 5–15–18	4,000	4,050
2.900%, 7–1–26	3,000	2,938
Waste Management, Inc. (GTD by Waste Management Holdings, Inc.),
2.400%, 5–15–23	4,000	3,952

		10,940

2017	ANNUAL REPORT	13

SCHEDULE OF INVESTMENTS	BOND FUND (in thousands)

SEPTEMBER 30, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Industrial Conglomerates – 1.5%
General Electric Capital Corp.:
6.000%, 8–7–19	$1,432	$1,542
2.342%, 11–15–20	7,787	7,861
General Electric Co.,
2.700%, 10–9–22	2,000	2,037
Honeywell International, Inc.,
1.850%, 11–1–21	5,000	4,938

		16,378

Industrial Machinery – 0.2%
Parker Hannifin Corp.,
3.250%, 3–1–27 (A)	2,000	2,014

Railroads – 0.2%
Burlington Northern Santa Fe LLC,
3.400%, 9–1–24	2,275	2,373

Total Industrials – 7.7%		86,505
Information Technology

Communications Equipment – 0.4%
L-3 Communications Corp.,
3.850%, 12–15–26	4,000	4,149

Data Processing & Outsourced Services – 1.4%
Alliance Data Systems Corp.,
5.250%, 12–1–17 (A)	8,428	8,458
Visa, Inc.:
2.800%, 12–14–22	4,000	4,093
3.150%, 12–14–25	3,000	3,071

		15,622

Electronic Components – 0.5%
Amphenol Corp.,
3.200%, 4–1–24	2,500	2,534
Maxim Integrated Products, Inc.,
3.450%, 6–15–27	2,500	2,514

		5,048

Electronic Manufacturing Services – 0.2%
Jabil Circuit, Inc.,
5.625%, 12–15–20	2,480	2,686

Home Entertainment Software – 0.7%
Activision Blizzard, Inc.:
2.300%, 9–15–21	4,000	3,976
2.600%, 6–15–22	3,000	3,001
3.400%, 6–15–27	1,000	1,004

		7,981

IT Consulting & Other Services – 0.3%
Keysight Technologies, Inc.,
4.600%, 4–6–27	3,500	3,680

Semiconductors – 2.1%
Intel Corp.:
3.100%, 7–29–22	4,000	4,159
2.875%, 5–11–24	6,000	6,073
Micron Technology, Inc.,
7.500%, 9–15–23	3,133	3,482

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Semiconductors (Continued)
QUALCOMM, Inc.:
2.100%, 5–20–20	$2,000	$2,015
2.900%, 5–20–24	5,000	5,018
4.300%, 5–20–47	3,000	3,067

		23,814

Systems Software – 1.2%
CA, Inc.,
5.375%, 12–1–19	6,195	6,587
Microsoft Corp.:
2.650%, 11–3–22	3,000	3,052
2.000%, 8–8–23	1,500	1,469
2.875%, 2–6–24	2,000	2,046

		13,154

Technology Hardware, Storage & Peripherals – 0.2%
Apple, Inc.,
2.500%, 2–9–25	2,500	2,470

Total Information Technology – 7.0%		78,604
Materials

Specialty Chemicals – 0.6%
Methanex Corp.,
5.250%, 3–1–22	6,500	6,846

Total Materials – 0.6%		6,846
Real Estate

Health Care REITs – 0.5%
Health Care REIT, Inc.,
4.000%, 6–1–25	5,700	5,940

Industrial REITs – 0.6%
Aircastle Ltd.:
5.500%, 2–15–22	4,909	5,363
5.000%, 4–1–23	1,660	1,776

		7,139

Retail REITs – 0.3%
DDR Corp.:
3.900%, 8–15–24	1,500	1,507
4.700%, 6–1–27	1,500	1,545

		3,052

Specialized REITs – 0.4%
Crown Castle International Corp.:
2.250%, 9–1–21	3,000	2,958
5.250%, 1–15–23	844	934

		3,892

Total Real Estate – 1.8%		20,023
Telecommunication Services

Integrated Telecommunication Services – 1.2%
AT&T, Inc.:
3.600%, 2–17–23	1,000	1,029
3.900%, 8–14–27	2,000	2,002
5.150%, 2–14–50	1,000	1,008

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Integrated Telecommunication Services (Continued)
Verizon Communications, Inc.:
2.625%, 8–15–26	$6,500	$6,087
4.812%, 3–15–39	2,797	2,886

		13,012

Wireless Telecommunication Service – 2.5%
American Tower Corp.,
3.125%, 1–15–27	13,500	12,945
Crown Castle Towers LLC:
3.222%, 5–15–22 (A)	2,000	2,039
3.663%, 5–15–25 (A)	4,000	4,100
Sprint Spectrum L.P.,
3.360%, 9–20–21 (A)	9,000	9,135

		28,219

Total Telecommunication Services – 3.7%		41,231
Utilities

Electric Utilities – 1.8%
Commonwealth Edison Co.,
3.650%, 6–15–46	2,500	2,458
Edison International:
2.125%, 4–15–20	1,000	1,000
2.950%, 3–15–23	5,000	5,062
Kansas City Power & Light Co.,
6.375%, 3–1–18	6,500	6,620
MidAmerican Energy Co.,
3.950%, 8–1–47	1,000	1,042
Sierra Pacific Power Co.,
2.600%, 5–1–26	4,000	3,868

		20,050

Multi-Utilities – 2.3%
Dominion Resources, Inc.:
2.750%, 1–15–22	1,000	1,009
2.850%, 8–15–26	2,000	1,924
Duke Energy Carolinas LLC:
4.300%, 6–15–20	3,250	3,444
3.750%, 6–1–45	9,000	9,048
Duke Energy Indiana LLC,
3.750%, 5–15–46	1,000	996
NorthWestern Corp.,
6.340%, 4–1–19	5,600	5,950
Public Service Electric and Gas Co.,
2.250%, 9–15–26	3,500	3,302

		25,673

Water Utilities – 0.3%
California Water Service Co.,
5.875%, 5–1–19	3,000	3,158

Total Utilities – 4.4%		48,881

TOTAL CORPORATE DEBT SECURITIES – 84.1%		$941,714
(Cost: $925,932)

14	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	BOND FUND (in thousands)

SEPTEMBER 30, 2017

MORTGAGE-BACKED SECURITIES	Principal	Value
Non-Agency REMIC/CMO – 0.1%
MASTR Adjustable Rate Mortgage Trust 2005-1 (Mortgage spread to 10-year U.S. Treasury index),
3.231%, 3–25–35 (B)	$2,722	$967
Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-1 (Mortgage spread to 3-year U.S. Treasury index),
3.444%, 2–25–34 (B)	487	40
Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-3AC (Mortgage spread to 7-year U.S. Treasury index),
3.411%, 3–25–34 (B)	447	11

		1,018

TOTAL MORTGAGE-BACKED SECURITIES – 0.1%		$1,018
(Cost: $3,647)

MUNICIPAL BONDS – TAXABLE

Massachusetts – 0.4%
MA Hlth and Edu Fac Auth, Rev Bonds, Harvard Univ Issue, Ser 2008C,
5.260%, 10–1–18	3,985	4,132

New York – 0.7%
NYC GO Bonds, Fiscal 2017 Ser A-2,
2.460%, 8–1–26	3,000	2,883
NYC Indl Dev Agy, Rental Rev Bonds (Yankee Stadium Proj), Ser 2009,
11.000%, 3–1–29 (A)	3,932	5,360

		8,243

Ohio – 0.5%
OH State Univ, Gen Receipts Bonds (Multiyear Debt Issuance Prog), Ser 2016A,
3.798%, 12–1–46	5,500	5,653

Pennsylvania – 0.3%
Cmnwlth of PA, GO Bonds, Third Ser B of 2010 (Federally Taxable – Build America Bonds),
4.750%, 7–15–22	3,075	3,284

TOTAL MUNICIPAL BONDS – TAXABLE –1.9%		$21,312
(Cost: $19,689)

OTHER GOVERNMENT SECURITIES (C)
Canada – 1.1%
Province de Quebec,
7.140%, 2–27–26	9,365	11,929

OTHER GOVERNMENT SECURITIES (C) (Continued)	Principal	Value
Spain – 0.2%
Telefonica Emisiones S.A.U.,
4.103%, 3–8–27	$2,000	$2,068

TOTAL OTHER GOVERNMENT SECURITIES – 1.3%		$13,997
(Cost: $11,555)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
Agency Obligations – 0.7%
Federal Farm Credit Bank,
4.600%, 1–29–20	7,500	8,001

Mortgage-Backed Obligations – 5.9%
Federal Home Loan Mortgage Corp. Agency REMIC/CMO,
2.790%, 6–25–22	2,000	2,028
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Year U.S. Treasury index plus 400 bps),
5.045%, 7–25–44 (A)(B)	10,300	10,453
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (Mortgage spread to 3-year U.S. Treasury index),
4.573%, 12–25–48 (A)(B)	5,837	6,137
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (Mortgage spread to 5-year U.S. Treasury index):
4.490%, 12–25–44 (A)(B)	17,760	18,849
4.400%, 1–25–45 (A)(B)	4,500	4,735
4.752%, 11–25–46 (A)(B)	8,250	8,830
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (Mortgage spread to 6-month U.S. Treasury index),
4.271%, 7–25–48 (A)(B)	8,650	8,653
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
3.850%, 3–1–18	4,616	4,644
4.950%, 4–1–19	1,786	1,861

		66,190

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 6.6%		$74,191
(Cost: $74,675)

UNITED STATES GOVERNMENT OBLIGATIONS
Treasury Obligations – 0.0%
U.S. Treasury Bonds,
3.000%, 11–15–44	210	216
U.S. Treasury Notes,
2.000%, 8–15–25	19	18

		234

	Principal	Value
TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 0.0%		$234
(Cost: $249)

SHORT-TERM SECURITIES
Commercial Paper(D) – 2.4%
Caterpillar Financial Services Corp. (GTD by Caterpillar, Inc.),
1.180%, 10–5–17	$9,600	9,598
Medtronic Global Holdings SCA,
1.580%, 10–10–17	5,000	4,998
Sysco Corp.,
1.350%, 10–2–17	7,495	7,494
Walgreens Boots Alliance, Inc.,
1.490%, 10–12–17	5,000	4,998

		27,088

Master Note – 0.4%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
1.450%, 10–4–17(E)	4,413	4,413

TOTAL SHORT-TERM SECURITIES – 2.8%		$31,501
(Cost: $31,503)

TOTAL INVESTMENT SECURITIES – 99.4%		$1,111,084
(Cost: $1,093,883)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.6%		7,149

NET ASSETS – 100.0%		$1,118,233

2017	ANNUAL REPORT	15

SCHEDULE OF INVESTMENTS	BOND FUND (in thousands)

SEPTEMBER 30, 2017

Notes to Schedule of Investments

(A)	Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017 the total value of these securities amounted to $237,641 or 21.3% of net assets.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2017. Description of the reference rate and spread, if applicable, are included in the security description.

(C)	Other Government Securities may include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

(D)	Rate shown is the yield to maturity at September 30, 2017.

(E)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Preferred Stocks	$547	$—	$—
Asset-Backed Securities	—	26,570	—
Corporate Debt Securities	—	941,714	—
Mortgage-Backed Securities	—	1,018	—
Municipal Bonds	—	21,312	—
Other Government Securities	—	13,997	—
United States Government Agency Obligations	—	74,191	—
United States Government Obligations	—	234	—
Short-Term Securities	—	31,501	—
Total	$547	$1,110,537	$—

During the year ended September 30, 2017, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

REMIC = Real Estate Mortgage Investment Conduit

REIT = Real Estate Investment Trusts

See Accompanying Notes to Financial Statements.

16	ANNUAL REPORT	2017

MANAGEMENT DISCUSSION	CASH MANAGEMENT

(UNAUDITED)

Mira Stevovich

Below, Mira Stevovich, CFA, portfolio manager of the Waddell & Reed Advisors Cash Management Fund, discusses positioning, performance and results for the fiscal year ended September 30, 2017. She has managed the Fund for 19 years and has 30 years of industry experience.

The Fund’s fiscal year ended on September 30, 2017 with short term rates higher due to three rate increases of 0.25% each by the Federal Reserve (Fed) on December 14, 2016, March 15, 2017, and June 14, 2017. The moves by the Fed continued the process of draining liquidity from the economy, albeit gradually. During the fiscal year, the money markets continued to be affected by historically low rates, as well as regulatory changes in the banking sector and money markets. The economy showed signs of improvement, and the Fed indicated it would increase short term rates again by 0.25%, perhaps as early as December 2017.

Lower rates, higher-quality bias

The Fund’s fiscal year started with the federal funds rate at between 0.25% and 0.50%, and ended at a rate between 1.00% and 1.25%. The Fed continued to use the Reverse Repo Programs as an integral method of managing the federal funds rate. These programs help the short-term market manage liquidity, and provided the Fed with tools with which to manage short-term rates. The Reverse Repo Program had been capped at $300 billion, but the cap on this program was lifted to allow for better management of short rates in the directed rate band. Although there is anticipation that the Fed may increase the funds rate again by year-end 2017, the process will remain gradual. As a result, we will manage the Fund in a fashion based on the interest rate environment, closely monitoring any potential rate changes, and adjusting investments accordingly.

The lower rates of interest during the fiscal year restrained the performance of the Fund and rates on money market investments, in general. However, the three rate moves by the Fed did help increase the Fund’s performance over that of the previous year. The Securities and Exchange Commission (SEC) regulation requiring that at least 30% of the Fund’s holdings mature in five business days or less also affected the Fund’s return, because very short maturities tend to carry the lowest interest rates.

Within the confines of the Fund’s liquidity and maturity requirements, we sought to maintain yield by purchasing longer-dated securities when credit spreads were wide. Most recently, we have invested in floating rate notes based on the one or three-month London Interbank Offered Rate (LIBOR). These notes carry an attractive rate of interest, while allowing us to maintain a modest “weighted average maturity” (WAM). As the Fed increased rates, LIBOR rates have increased. The one-month LIBOR rate began the fiscal year at 0.52833% and ended the fiscal year considerably higher at 1.23333%. The three-month LIBOR rate began the fiscal year at 0.85789%, and moved upward, ending the fiscal year at 1.33389%.

Also affecting money market rates has been the transformation of the money market fund industry by the final SEC regulations which became effective October 14, 2016. A substantial portion of prime fund assets converted to government money market funds throughout the fiscal year. Additionally, tax-exempt money market funds, which are required to float net asset values, had substantial asset decreases. To continue attracting investors to corporate and tax-exempt money market securities, bank rates longer than three months, as well as short floating rate tax-exempt securities, saw rate increases initially. We have taken advantage of this situation, when possible, to increase the fund yield. However, as the fiscal year progressed, rates on these securities declined and spreads tightened. One factor may have been the entrance of more non-money market fund investors into the short-term space.

Credit quality remained an important factor in the management and performance of the Fund. We are cautious in our review of the companies and securities in which we invest. We select investments that we believe to be of the highest credit quality, based on our credit risk constraints, although this higher-quality bias can hold down yield.

Staying the course

This past year, we have emphasized investments of the highest credit quality from many industries and sectors, and we intend to continue to do so going forward. We remain very selective of our investments. We will continue to use floating-rate securities in the coming fiscal year, in anticipation of future rate increases. We intend to include U.S. Treasury and government agency securities, as necessary.

We are managing the Fund to comply with SEC regulations of money market funds, which were introduced in 2010, and which were modified on October 14, 2016. The SEC has added these regulations in an effort to provide money market investors with greater protection and more timely information about the fund in which they invest. To this end, we are maintaining daily and weekly liquidity levels according to the regulations, to provide for the liquidity needs of our shareholders and investing for diversification. We will continue to manage the Fund in a prudent manner and in accordance with SEC regulations.

2017	ANNUAL REPORT	17

MANAGEMENT DISCUSSION	CASH MANAGEMENT

(UNAUDITED)

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and it is possible to lose money on your investment.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

18	ANNUAL REPORT	2017

PORTFOLIO HIGHLIGHTS	CASH MANAGEMENT

ALL DATA IS AS OF SEPTEMBER 30, 2017 (UNAUDITED)

Asset Allocation

Corporate Obligations	64.7%
Commercial Paper	28.8%
Notes	19.2%
Certificate Of Deposit	13.1%
Master Note	3.6%
United States Government and Government Agency Obligations	20.4%
Municipal Obligations	15.9%
United States Government and Government Agency Backed Municipal Obligations	0.7%
Liabilities (Net of Cash and Other Assets)	-1.7%

Lipper Rankings

Category: Money Market Funds	Rank	Percentile
1 Year	85/115	74
3 Year	60/87	69
5 Year	60/87	69
10 Year	37/82	45

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

2017	ANNUAL REPORT	19

SCHEDULE OF INVESTMENTS	CASH MANAGEMENT (in thousands)

SEPTEMBER 30, 2017

CORPORATE OBLIGATIONS	Principal	Value
Certificate Of Deposit
Banco del Estado de Chile (1-Month U.S. LIBOR plus 21 bps),
1.440%, 10–18–17 (A)	$11,000	$11,000
Banco del Estado de Chile (1–Month U.S. LIBOR plus 13 bps),
1.360%, 10–18–17 (A)	12,000	12,000
Banco del Estado de Chile (1-Month U.S. LIBOR plus 18 bps),
1.420%, 10–24–17 (A)	10,000	10,000
Bank of America N.A.,
1.460%, 4–16–18	10,000	10,000
Bank of America N.A. (1-Month U.S. LIBOR plus 11 bps),
1.350%, 10–15–17 (A)	15,000	15,000
Bank of America N.A. (1-Month U.S. LIBOR plus 18 bps),
1.420%, 10–10–17 (A)	25,000	25,000
Bank of Montreal (1-Month U.S. LIBOR plus 12 bps),
1.360%, 10–10–17 (A)	20,000	20,000
Bank of Montreal (1-Month U.S. LIBOR plus 22 bps),
1.450%, 10–15–17 (A)	15,000	15,000
Royal Bank of Canada (1-Month U.S. LIBOR plus 20 bps),
1.430%, 10–18–17 (A)	25,000	25,000
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 19 bps),
1.420%, 10–7–17 (A)	20,000	20,000
Wells Fargo Bank N.A. (1-Month U.S. LIBOR plus 10 bps),
1.330%, 10–4–17 (A)	20,000	20,000

Total Certificate Of Deposit – 13.1%		183,000
Commercial Paper(B)
Caterpillar Financial Services Corp. (GTD by Caterpillar, Inc.):
1.280%, 11–20–17	15,000	14,973
1.290%, 11–21–17	23,000	22,957
Commercial Bank PSQC (GTD by Wells Fargo Bank N.A.), 1.250%, 10–11–17	15,000	14,994
Essilor International S.A., 1.240%, 11–14–17	16,648	16,624
J.M. Smucker Co. (The), 1.390%, 10–2–17	13,800	13,799
John Deere Canada ULC (GTD by Deere & Co.):
1.140%, 10–17–17	20,000	19,989
1.230%, 11–6–17	4,720	4,714
John Deere Financial, Inc. (GTD by John Deere Capital Corp.),
1.170%, 10–23–17	15,000	14,989
Kroger Co. (The),
1.300%, 10–2–17	13,800	13,800
Malayan Banking Berhad (GTD by Wells Fargo Bank N.A.):
1.280%, 10–20–17	30,000	29,979
1.360%, 11–6–17	14,000	13,980
1.440%, 1–16–18	10,000	9,957
Mondelez International, Inc.,
1.382%, 10–2–17	12,400	12,400

CORPORATE OBLIGATIONS (Continued)	Principal	Value
Commercial Paper(B) (Continued)
Northern Illinois Gas Co.,
1.250%, 10–2–17	$25,000	$24,999
Pricoa Short Term Funding LLC,
1.360%, 1–16–18	15,000	14,939
River Fuel Co. #2, Inc. (GTD by Bank of Nova Scotia),
1.360%, 10–31–17	39,734	39,688
River Fuel Funding Co. #3, Inc. (GTD by Bank of Nova Scotia),
1.300%, 10–31–17	20,829	20,806
River Fuel Trust #1 (GTD by Bank of Nova Scotia),
1.380%, 10–31–17	8,291	8,281
Rockwell Automation, Inc.:
1.240%, 10–3–17	25,000	24,998
1.080%, 10–10–17	20,000	19,994
SC Pub Svc Auth, Rev Notes, Ser 2017DD (GTD by Bank of America N.A.),
1.350%, 10–24–17	375	375
Sonoco Products Co.,
1.330%, 10–2–17	13,800	13,800
Sysco Corp., 1.350%, 10–2–17	13,800	13,799
Wisconsin Gas LLC,
1.180%, 10–5–17	11,235	11,234

Total Commercial Paper – 28.8%		396,068
Master Note
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
1.450%, 10–4–17 (A)	49,748	49,748

Total Master Note – 3.6%		49,748
Notes
Banco del Estado de Chile (1-Month U.S. LIBOR plus 23 bps),
1.470%, 10–22–17 (A)	15,000	15,000
Bank of Montreal (1-Month U.S. LIBOR plus 11 bps),
1.340%, 10–10–17 (A)	15,000	15,000
Bank of Montreal (1-Month U.S. LIBOR plus 34 bps),
1.580%, 10–14–17 (A)	15,000	15,000
Bank of Nova Scotia (The) (1-Month U.S. LIBOR plus 51 bps),
1.740%, 10–5–17 (A)	15,000	15,000
Bank of Nova Scotia (The) (1-Month U.S. LIBOR plus 38 bps),
1.620%, 10–1–17 (A)	15,000	15,000
Bank of Nova Scotia (The) (1-Month U.S. LIBOR plus 15 bps),
1.390%, 10–20–17 (A)	15,000	15,000
Bank of Nova Scotia (The) (1-Month U.S. LIBOR plus 10 bps),
1.330%, 10–29–17 (A)	15,000	15,000
Citibank N.A. (1-Month U.S. LIBOR plus 11 bps),
1.350%, 10–29–17 (A)	25,000	25,000

CORPORATE OBLIGATIONS (Continued)	Principal	Value
Notes (Continued)
Royal Bank of Canada (1-Month U.S. LIBOR plus 26 bps),
1.500%, 10–20–17 (A)	$30,000	$30,000
Toronto-Dominion Bank (1-Month U.S. LIBOR plus 10 bps),
1.580%, 10–13–17 (A)	20,000	20,000
Toronto-Dominion Bank (1-Month U.S. LIBOR plus 18 bps),
1.420%, 10–20–17 (A)	15,000	15,000
Wells Fargo Bank N.A. (1-Month U.S. LIBOR plus 23 bps),
1.470%, 10–27–17 (A)	25,000	25,000
Wells Fargo Bank N.A. (3-Month U.S. LIBOR plus 35 bps),
1.660%, 11–16–17 (A)	10,000	10,000
Toronto-Dominion Bank (1-Month U.S. LIBOR plus 16 bps),
1.390%, 10–5–17 (A)	15,000	15,000
Toronto-Dominion Bank (1-Month U.S. LIBOR plus 20 bps),
1.440%, 10–21–17 (A)	10,000	10,000
Wells Fargo Bank N.A. (1-Month U.S. LIBOR plus 19 bps),
1.420%, 10–7–17 (A)	10,000	10,000

Total Notes – 19.2%		265,000

TOTAL CORPORATE OBLIGATIONS – 64.7%		$893,816
(Cost: $893,816)

MUNICIPAL OBLIGATIONS
California – 0.7%
San Francisco City and Cnty Pub Util Comsn, Water Rev Commercial Paper, Ser 2017A2 (GTD by Bank of America N.A.),
1.250%, 10–18–17	10,000	10,000

Colorado – 1.6%
CO Hsng and Fin Auth, Multifam Hsng Rev Bonds (Greentree Vlg Apts Proj), Ser 2007 (GTD by U.S. Bank N.A.) (BVAL plus 24 bps),
0.990%, 10–7–17 (A)	12,785	12,785
Sheridan Redev Agy CO Tax, Var Rfdg S Santa Fe Dr Corridor Redev PJ, Ser A-1 (GTD by JPMorgan Chase & Co.) (BVAL plus 24 bps),
1.000%, 10–7–17 (A)	7,200	7,200
Sheridan Redev Agy CO Tax, Var Rfdg S Santa Fe Dr Corridor Redev PJ, Ser A-1 (GTD by JPMorgan Chase & Co.) (BVAL plus 30 bps),
1.320%, 10–7–17 (A)	1,500	1,500

		21,485

20	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	CASH MANAGEMENT (in thousands)

SEPTEMBER 30, 2017

MUNICIPAL OBLIGATIONS (Continued)	Principal	Value
Florida – 0.2%
Miami–Dade Cnty, FL, Rev Commercial Paper Notes, Ser 2017A–2 (GTD by Bank of America N.A.),
1.200%, 10–16–17	$2,619	$2,619

Georgia – 0.9%
Muni Elec Auth GA, Gen Resolution Proj Bond Anticipation Notes, Ser B (Taxable), (GTD by TD Bank),
1.350%, 10–26–17	12,007	12,007

Kansas – 0.1%
Univ of KS Hosp Auth, Var Rate Demand Hlth Fac Rev Bonds (KU Hlth Sys), Ser 2004 (GTD by U.S. Bank N.A.) (BVAL plus 17 bps),
0.940%, 10–1–17 (A)	1,000	1,000

Louisiana – 2.0%
LA Pub Fac Auth, Rev Bonds (Air Products and Chemicals Proj), Ser 2008A (GTD by Air Products and Chemicals, Inc.) (BVAL plus 9.7 bps),
0.980%, 10–1–17 (A)	19,800	19,800
Parish of St. Bernard, LA, Exempt Fac Rev Bonds (Mobil Oil Corp. Proj), Ser 1996 (GTD by Exxon Mobil Corp.) (BVAL plus 18 bps),
0.950%, 10–1–17 (A)	7,500	7,500

		27,300

Michigan – 0.1%
MI Strategic Fund, Var Rate Demand Ltd. Oblig Rev Bonds, Ser 2007 (GTD by Air Prods and Chemicals, Inc.) (BVAL plus 23 bps),
0.980%, 10–1–17 (A)	2,000	2,000

Mississippi – 2.8%
MS Business Fin Corp., Gulf Opp Zone Indl Dev Rev Bonds (Chevron USA, Inc. Proj), Ser 2007D (GTD by Chevron Corp.) (BVAL plus 19 bps),
0.960%, 10–1–17 (A)	39,100	39,100

Missouri – 0.5%
Kansas City, MO, Var Rate Demand Taxable Spl Oblig Rfdg Bonds (President Hotel Redev Proj), Ser 2009B (GTD by JPMorgan Chase & Co.) (BVAL plus 22 bps),
1.180%, 10–7–17 (A)	7,300	7,300

New York – 5.0%
Long Island Power Auth, Elec Sys Gen Rev Bonds, Ser 2015 GR–2A (GTD by Bank of Montreal),
1.280%, 10–20–17	55,625	55,625

MUNICIPAL OBLIGATIONS (Continued)	Principal	Value
New York (Continued)
NY Hsng Fin Agy, 625 W 57th Street Hsng Rev Bonds, Ser 2016A (GTD by Bank of New York Mellon (The)) (BVAL plus 20 bps),
1.150%, 10–7–17 (A)	$10,000	$10,000
NY State Hsng Fin Agy, Maestro West Chelsea Hsng Rev Bonds, Ser 2015B (GTD by Wells Fargo Bank N.A.) (BVAL plus 20 bps),
1.250%, 10–7–17 (A)	4,000	4,000

		69,625

Pennsylvania – 0.5%
EPC—Allentown, LLC, Incr Taxable Var Rate Demand Bonds, Ser 2005 (GTD by U.S. Bank N.A.) (1–Week U.S. LIBOR plus 10 bps),
1.230%, 10–7–17 (A)	6,535	6,535

South Carolina – 0.3%
SC Pub Svc Auth, Rev Notes, Ser 2017DD (GTD by Bank of America N.A.),
1.350%, 10–24–17	4,045	4,045

Virginia – 0.0%
Stafford County, Staunton Indl Dev Auth (VA) Rev Bonds, Ser 5–B (GTD by Bank of America N.A.),
1.300%, 10–12–17	320	320

Wyoming – 1.2%
Uinta Cnty, WY, Pollutn Ctl Rfdg Rev Bonds (Chevron USA, Inc. Proj), Ser 1992 (GTD by Chevron Corp.) (BVAL plus 19 bps),
0.960%, 10–1–17 (A)	16,300	16,300

TOTAL MUNICIPAL OBLIGATIONS – 15.9%		$219,636
(Cost: $219,636)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
Treasury Bills—2.0%
U.S. Treasury Bills:
1.048%, 10–5–17	4,000	4,000
1.000%, 10–19–17	13,000	12,993
1.250%, 9–13–18	10,000	9,880

		26,873

United States Government Agency Obligations – 18.4%
Overseas Private Investment Corp. (GTD by U.S. Government) (3–Month U.S. TB Rate):
1.120%, 10–7–17 (A)	165,171	165,171
1.130%, 10–7–17 (A)	76,487	76,487
1.150%, 10–7–17 (A)	12,998	12,998

		254,656

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Continued)		Value
TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS – 20.4%		$281,529
(Cost: $281,529)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY BACKED MUNICIPAL OBLIGATIONS	Principal
California – 0.1%
CA Statewide Cmnty Dev Auth, Multifam Hsng Rev Bonds (The Crossings Sr Apts/Phase I), Ser 2005 I (GTD by FNMA) (BVAL plus 10 bps),
0.990%, 10–7–17 (A)	$1,425	1,425

New York—0.6%
NY Hsng Fin Agy, Related–Caroline Apt Hsng Rev Bonds, Ser 2008A (GTD by FHLMC) (BVAL plus 17 bps),
1.050%, 10–7–17 (A)	8,000	8,000

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY BACKED MUNICIPAL OBLIGATIONS – 0.7%		$9,425
(Cost: $9,425)

TOTAL INVESTMENT SECURITIES – 101.7%		$1,404,406
(Cost: $1,404,406)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (1.7)%		(23,462)

NET ASSETS – 100.0%		$1,380,944

2017	ANNUAL REPORT	21

SCHEDULE OF INVESTMENTS	CASH MANAGEMENT (in thousands)

SEPTEMBER 30, 2017

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.
(B)	Rate shown is the yield to maturity at September 30, 2017.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Corporate Obligations	$—	$893,816	$—
Municipal Obligations	—	219,636	—
United States Government and Government Agency Obligations	—	281,529	—
United States Government and Government Agency Backed Municipal Obligations	—	9,425	—
Total	$—	$1,404,406	$—

During the year ended September 30, 2017, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

BVAL = Bloombery Valuation Municipal AAA Benchmark

FHLMC = Federal Home Loan Mortgage Corp.

FNMA = Federal National Mortgage Association

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

TB = Treasury Bill

See Accompanying Notes to Financial Statements.

22	ANNUAL REPORT	2017

MANAGEMENT DISCUSSION	GLOBAL BOND FUND

(UNAUDITED)

Mark G. Beischel

Below, Mark G. Beischel, CFA, portfolio manager of Waddell & Reed Advisors Global Bond Fund, discusses positioning, performance and results for the fiscal year ended Sept. 30, 2017. Mr. Beischel has been a manager of the Fund since 2002 and has 24 years of industry experience.

Fiscal Year Performance

For the 12 months ended Sept. 30, 2017
Global Bond Fund (Class A shares at net asset value)	4.17%
Global Bond Fund (Class A shares with sales charge)	–1.71%
Benchmark(s) and/or Lipper Category
Bloomberg Barclays Multiverse Index	–0.56%
(generally reflects the performance of the global bond market)
Lipper Global Income Funds Universe Average	1.50%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. The performance discussion below is at net asset value.

Performance

The Waddell & Reed Advisor Global Bond Fund outperformed its Lipper average and the Bloomberg Barclays Multiverse Index for the fiscal year ended September 30, 2017, when comparing returns before sales charges. The outperformance was due to the Fund’s relative shorter effective duration and the large weighting of corporate credit. The Fund’s shorter effective duration relative to the Index and Lipper group helped its performance, as the surprise victory in the U.S. Presidential election sent major reverberations throughout the fixed income markets. Trump’s pro-growth policies on fiscal stimulus, tax reforms, and reduced regulations caused global interest rates to rise significantly after the election. Additionally, the market started to price in the European Central Bank’s (ECB) quantitative easing (QE) tapering, which will likely start in 2018. Credit spreads continued to tighten with renewed hope of “animal spirits” being released, which we believe should translate into better economic growth. The Fund benefited from tightening credit spreads, with 72% of its portfolio in corporate credit.

The Fund’s relative performance versus the Index and Lipper group was negatively impacted by the large weighting in the U.S. dollar. The Fund’s 93% weighting in the U.S. dollar at the end of the fiscal year weakened over the course of 2017 versus the other major currencies. The Fund’s lack of exposure in the British pound and euro hurt its performance, as those currencies appreciated 3.28% and 5.15%, respectively, against the U.S. dollar, with the market anticipating a less accommodative Bank of England and ECB.

Improving Global Climate

Renewed U.S. tax reform discussions have supported another leg up in risk assets in September 2017, with credit spreads sitting well below their average levels. The Federal Reserve Board’s (Fed) two rate hikes during the year, in March and June, have been followed up with the introduction of new details for balance sheet normalization. In October 2017, the drawdown is expected to be capped at $10 billion monthly and to increase by $10 billion quarterly until it reaches $50 billion per month. In foreign exchange, the trade-weighted U.S. dollar weakened through the calendar year 2017 but has recently rebounded, as the markets anticipate a more hawkish Fed in the fall and early 2018.

The ECB is likely to announce its QE tapering at its October meeting. The program is anticipated to start in January 2018. It appears that the era of lower rates, including negative rates and an ever expanding balance sheet is starting to wind down, as central banks become less accommodating.

During the fiscal year, the Bank of Japan (BOJ) stood idle and did not provide any future guidance in a change in direction with its monetary policy of targeting interest rates. Inflation forecasts suggest that while the BOJ might have overcome deflation, the 2% goal is still not on the horizon.

China’s State Council announced that they would implement a targeted reserve requirement ratio (RRR) cut to commercial banks to support small businesses and to counteract the slowdown in growth in the third quarter. The People’s Bank of China (PBoC) is making some pre-emptive moves to reduce the risk of a more severe slowdown.

We believe that scrutiny on Brexit talks will heat up as negotiations will resume in the fall. We think the end point should be a softer Brexit, although the path to get there will likely be challenging.

2017	ANNUAL REPORT	23

MANAGEMENT DISCUSSION	GLOBAL BOND FUND

(UNAUDITED)

Seeking low volatility

Amid this volatility, we are currently maintaining a low duration in the Fund and have built what we believe to be plenty of liquidity. We believe shorter duration will enable the portfolio to focus on higher yielding corporate bonds, while greater liquidity will allow us to be more responsive to changing market environments.

We continue to focus on maintaining what we believe to be proper diversification for the portfolio. The Fund has the opportunity to invest in different securities, sectors, countries and currencies. This flexibility allows us to seek less volatility with a reasonable yield, which we believe will reward investors over the longer term.

Given the extreme volatility and uncertainty in global markets, the Fund’s currency exposure remains overwhelmingly in the U.S. dollar. We believe there will be better opportunities to add foreign currency bonds to the portfolio going forward, especially in the emerging markets.

We continue to search for value in the corporate bond space. Some of the best returns have been, and we think will continue to be, from emerging market bonds. We believe that there will be more opportunities to redeploy liquidity due to the volatility associated with Washington’s politics and the Fed’s normalization of interest rates.

Looking ahead

Dollar strength will depend on many recently changing factors: the Fed becoming more hawkish while other central banks are on the sidelines, major fiscal stimulus and regulatory rollbacks in the U.S. becoming a reality, and European and Japanese growth disappointing sufficiently to lower expectations of monetary tightening. In our view, dollar weakness will continue if the soft inflation data does not prove to be transitory, as the market could question the Fed’s intentions in raising policy rates over the next 18 months.

Fiscal policy also provides uncertainty for the U.S. dollar. The uncertainty for the dollar with respect to fiscal policy is two-fold. Fiscal stimulus through tax reform or tax cuts can equal a more aggressive Fed, which in turn leads to increased Fed funds rates and a stronger dollar. Failure to approve the reform or cuts, however, also has risks. It would lead to a less aggressive Fed, a slower increase in rates and a weaker dollar. As of now, it is uncertain which scenario will unfold.

Investors are concerned that tax reform will be underwhelming because of the multiple failures of the Trump administration to change legislative policy thus far. There are huge vested interests, however, for both the Republicans in Congress and President Trump to make the reforms happen and there appears to have been a lot more coordination on tax reform between the powers that be.

Emerging market risk aversion has been consistently declining year to date. With attitudes to emerging markets improving, valuations are becoming less attractive even though macro conditions remain firm. Concerns of rewriting the U.S. rules of engagement in global trade have investors concerned.

Soft data coming out of China suggest that growth momentum may have moderated. As investment is still an important driver of growth, our expectation is that another round of stimulus may be coming. Monetary policy will remain accommodative and RRR cuts show the PBoC is making some pre-emptive moves to reduce the risk of a more severe slowdown.

The U.S. budget deficits are on the rise and are expected to continue to rise with Trump’s pro-growth policies. Treasury supply should increase commensurate and will be funded largely through T-bill issuance absorbed by new money market reforms, as well as incremental demand from Japanese investors searching for yield.

The Fund’s performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations.

Fixed income securities are subject to interest rate risk and, as such, the net asset value of the Fund may fall as interest rates rise. These and other risks are more fully described in the fund’s prospectus.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (GinnieMae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Fund may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac)

24	ANNUAL REPORT	2017

MANAGEMENT DISCUSSION	GLOBAL BOND FUND

(UNAUDITED)

and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Global Bond Fund.

2017	ANNUAL REPORT	25

PORTFOLIO HIGHLIGHTS	GLOBAL BOND FUND

ALL DATA IS AS OF SEPTEMBER 30, 2017 (UNAUDITED)

Asset Allocation

Stocks	7.5%
Utilities	3.1%
Energy	1.9%
Information Technology	1.3%
Financials	1.2%
Bonds	88.5%
Corporate Debt Securities	59.1%
Other Government Securities	15.0%
United States Government and Government Agency Obligations	14.0%
Loans	0.4%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	4.0%

Quality Weightings

Investment Grade	41.9%
AA	15.6%
A	3.5%
BBB	22.8%
Non-Investment Grade	46.6%
BB	25.5%
B	15.0%
CCC	2.4%
Non-rated	3.7%
Cash and Other Assets (Net of Liabilities), Cash Equivalents+ and Equities	11.5%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s. For securities not rated by Moody’s, ratings are obtained from Fitch. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

Lipper Rankings

Category: Global Income Funds	Rank	Percentile
1 Year	43/210	21
3 Year	127/192	66
5 Year	70/175	40
10 Year	45/84	53

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

North America	39.7%
United States	31.1%
Mexico	6.4%
Other North America	2.2%
South America	24.1%
Brazil	7.0%
Argentina	6.6%
Chile	5.0%
Columbia	4.6%
Other South America	0.9%
Europe	21.7%
United Kingdom	8.2%
Luxembourg	4.3%
Netherlands	4.1%
Other Europe	5.1%
Pacific Basin	5.6%
Other	3.3%
Bahamas/Caribbean	1.3%
Middle East	0.3%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	4.0%

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

26	ANNUAL REPORT	2017

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	GLOBAL BOND FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class Y
1-year period ended 9-30-17	-1.71%	-1.25%	3.30%	4.78%
5-year period ended 9-30-17	0.66%	0.33%	0.98%	2.25%
10-year period ended 9-30-17	2.82%	2.51%	2.59%	3.83%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2017	ANNUAL REPORT	27

SCHEDULE OF INVESTMENTS	GLOBAL BOND FUND (in thousands)

SEPTEMBER 30, 2017

COMMON STOCKS	Shares	Value
Brazil

Utilities – 1.8%
Alupar Investimento S.A.	648	$3,825
Transmissora Alianca de Energia Eletrica S.A.	541	3,792

		7,617

Total Brazil – 1.8%		7,617
Chile

Utilities – 0.6%
Aguas Andinas S.A.	3,909	2,487

Total Chile – 0.6%		2,487
Panama

Financials – 1.2%
Banco Latinoamericano de Comercio Exterior S.A.	188	5,525

Total Panama – 1.2%		5,525
United Kingdom

Energy – 1.9%
Royal Dutch Shell plc, Class A	261	7,878
Seadrill Partners LLC	107	395

		8,273

Total United Kingdom – 1.9%		8,273
United States

Information Technology – 1.3%
Intel Corp.	151	5,744

Utilities – 0.7%
PPL Corp.	84	3,193

Total United States – 2.0%		8,937

TOTAL COMMON STOCKS – 7.5%		32,839
(Cost: $33,172)

CORPORATE DEBT SECURITIES	Principal
Argentina

Energy – 2.5%
Pan American Energy LLC:
7.875%, 5–7–21 (A)	$4,000	4,317
7.875%, 5–7–21	1,650	1,780
YPF Sociedad Anonima:
8.875%, 12–19–18 (A)	3,900	4,165
8.500%, 3–23–21 (A)	750	842

		11,104

Total Argentina – 2.5%		11,104

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Austria

Consumer Staples – 0.6%
ESAL GmbH (GTD by JBS S.A. and JBS Hungary Holdings Kft.)
6.250%, 2–5–23 (A)	$1,525	$1,478
JBS Investments GmbH (GTD by JBS S.A. and JBS Hungary Holdings Kft.)
7.750%, 10–28–20 (A)	1,050	1,074

		2,552

Total Austria – 0.6%		2,552
Brazil

Consumer Staples – 0.3%
Cosan Ltd.
5.950%, 9–20–24 (A)	1,125	1,152

Energy – 0.0%
Lancer Finance Co. (SPV) Ltd.
5.850%, 12–12–16 (A)(B)	735	—*

Financials – 0.1%
Banco Cruzeiro do Sul S.A.
8.500%, 2–20–15 (A)(B)	7,500	376

Materials – 2.6%
Suzano Trading Ltd.
5.875%, 1–23–21 (A)	7,450	8,037
Vale Overseas Ltd.:
4.625%, 9–15–20	1,600	1,694
6.250%, 8–10–26	1,425	1,621

		11,352

Total Brazil – 3.0%		12,880
British Virgin Islands

Energy – 0.4%
QGOG Atlantic/Alaskan Rigs Ltd.:
5.250%, 7–30–18 (A)	1,596	1,564
5.250%, 7–30–18	224	220

Total British Virgin Islands – 0.4%		1,784
Canada

Financials – 1.0%
Bank of Montreal
1.800%, 7–31–18	3,400	3,406
Royal Bank of Canada
2.500%, 1–19–21	750	757

		4,163

Total Canada – 1.0%		4,163

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Cayman Islands

Telecommunication Services – 0.9%
Sable International Finance Ltd.
6.875%, 8–1–22 (A)	$3,600	$3,870

Total Cayman Islands – 0.9%		3,870
Chile

Industrials – 1.7%
Guanay Finance Ltd.
6.000%, 12–15–20 (A)	3,085	3,162
LATAM Airlines Group S.A.
7.250%, 6–9–20 (A)	4,300	4,603

		7,765

Materials – 2.7%
Inversiones CMPC S.A. (GTD by Empresas CMPC S.A.):
4.750%, 1–19–18 (A)	10,450	10,476
4.375%, 5–15–23 (A)	1,600	1,654

		12,130

Total Chile – 4.4%		19,895
Columbia

Financials – 0.4%
Banco de Bogota S.A.
5.375%, 2–19–23 (A)	1,500	1,590

Utilities – 2.9%
Emgesa S.A. E.S.P.
8.750%, 1–25–21 (C)	COP17,586,000	6,250
Empresas Publicas de Medellin E.S.P.
8.375%, 2–1–21 (C)	18,938,000	6,670

		12,920

Total Columbia – 3.3%		14,510
France

Financials – 0.6%
BNP Paribas S.A.
7.625%, 12–29–49 (A)	$2,300	2,527

Total France – 0.6%		2,527
India

Industrials – 0.8%
Adani Ports and Special Economic Zone Ltd.
3.500%, 7–29–20 (A)	3,500	3,563

Materials – 0.6%
Vedanta Resources plc
6.375%, 7–30–22 (A)	2,700	2,808

Total India – 1.4%		6,371

28	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	GLOBAL BOND FUND (in thousands)

SEPTEMBER 30, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Indonesia

Financials – 0.2%
Bank Rakyat Indonesia
2.950%, 3–28–18	$905	$907

Total Indonesia – 0.2%		907
Ireland

Financials – 0.6%
MTS International Funding Ltd.
5.000%, 5–30–23 (A)	2,400	2,492

Telecommunication Services – 0.6%
Mobile TeleSystems OJSC
5.000%, 5–30–23	2,300	2,386

Total Ireland – 1.2%		4,878
Luxembourg

Consumer Discretionary – 0.8%
Altice S.A.
7.625%, 2–15–25 (A)	3,350	3,614

Financials – 1.4%
OJSC Russian Agricultural Bank
5.100%, 7–25–18 (A)	6,200	6,303

Industrials – 0.6%
JSL Europe (GTD by JSL S.A.)
7.750%, 7–26–24 (A)	2,400	2,526

Total Luxembourg – 2.8%		12,443
Mexico

Consumer Staples – 0.5%
Grupo Bimbo S.A.B. de C.V.
4.875%, 6–30–20 (A)	2,200	2,354

Financials – 0.8%
Banco Santander S.A.
4.125%, 11–9–22 (A)	2,000	2,096
Unifin Financiera S.A.B. de C.V. SOFOM E.N.R.
7.250%, 9–27–23 (A)	1,500	1,560

		3,656

Materials – 3.9%
C5 Capital (SPV) Ltd. (3-Month U.S. LIBOR plus 428 bps)
5.573%, 12–29–49 (A)(D)	5,000	4,724
CEMEX S.A.B. de C.V.:
6.500%, 12–10–19 (A)	8,100	8,424
7.250%, 1–15–21 (A)	3,750	3,941

		17,089

Total Mexico – 5.2%		23,099

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Netherlands

Consumer Discretionary – 1.2%
Myriad International Holdings B.V.
6.000%, 7–18–20 (A)	$250	$270
VTR Finance B.V.
6.875%, 1–15–24 (A)	4,802	5,078

		5,348

Consumer Staples – 0.6%
Marfrig Holdings (Europe) B.V.:
6.875%, 6–24–19 (A)	1,000	1,030
8.000%, 6–8–23 (A)	1,800	1,862

		2,892

Energy – 1.4%
Petrobras Global Finance B.V. (GTD by Petroleo Brasileiro S.A.):
4.875%, 3–17–20	3,500	3,636
8.375%, 5–23–21	2,200	2,544

		6,180

Materials – 0.4%
Cimpor Financial Operations B.V. (GTD by InterCement Participacoes S.A. and InterCement Brasil S.A.)
5.750%, 7–17–24 (A)	2,000	1,883

Utilities – 0.5%
Majapahit Holding B.V.
7.750%, 1–20–20 (A)	2,000	2,230

Total Netherlands – 4.1%		18,533
Norway

Energy – 0.3%
Aker BP ASA
6.000%, 7–1–22 (A)	1,400	1,456

Total Norway – 0.3%		1,456
Peru

Financials – 0.1%
BBVA Banco Continental S.A.
3.250%, 4–8–18	500	504

Real Estate – 0.8%
InRetail Shopping Malls
5.250%, 10–10–21 (A)	3,600	3,717

Total Peru – 0.9%		4,221
Qatar

Energy – 0.3%
Ras Laffan Liquefied Natural Gas Co. Ltd. II
5.298%, 9–30–20 (A)	1,131	1,171

Total Qatar – 0.3%		1,171

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Russia

Materials – 0.7%
Uralkali Finance Ltd.
3.723%, 4–30–18 (A)	$3,000	$3,004

Total Russia – 0.7%		3,004
Singapore

Consumer Staples – 2.3%
Olam International Ltd.
7.500%, 8–12–20	9,150	10,002

Total Singapore – 2.3%		10,002
Spain

Financials – 1.0%
Banco Bilbao Vizcaya Argentaria S.A.
9.000%, 5–29–49	4,400	4,554

Total Spain – 1.0%		4,554
United Arab Emirates

Financials – 1.0%
ICICI Bank Ltd.:
4.800%, 5–22–19 (A)	1,500	1,555
3.500%, 3–18–20 (A)	2,875	2,927

		4,482

Total United Arab Emirates – 1.0%		4,482
United Kingdom

Consumer Staples – 0.6%
BAT International Finance plc
1.850%, 6–15–18(A)	1,000	1,000
Imperial Tobacco Finance plc
3.750%, 7–21–22 (A)	1,750	1,819

		2,819

Financials – 5.7%
Barclays plc
8.250%, 12–29–49	4,100	4,331
HSBC Holdings plc
5.625%, 12–29–49	3,100	3,181
Industrial and Commercial Bank of China Ltd.
2.250%, 12–21–18	2,000	2,000
State Bank of India:
3.250%, 4–18–18 (A)	11,825	11,901
3.622%, 4–17–19 (A)	3,600	3,663

		25,076

Total United Kingdom – 6.3%		27,895
United States

Consumer Staples – 1.5%
Anheuser-Busch InBev S.A./N.V.
2.650%, 2–1–21	2,000	2,032
Anheuser-Busch InBev Worldwide, Inc. (GTD by AB INBEV/BBR/COB)
2.200%, 8–1–18	2,800	2,813
Bunge Ltd. Finance Corp.
3.500%, 11–24–20	1,700	1,749

		6,594

2017	ANNUAL REPORT	29

SCHEDULE OF INVESTMENTS	GLOBAL BOND FUND (in thousands)

SEPTEMBER 30, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Energy – 0.7%
Brand Energy & Infrastructure Services, Inc.
8.500%, 7–15–25 (A)	$2,760	$2,988

Financials – 2.4%
BBVA Bancomer S.A.
6.500%, 3–10–21 (A)	1,350	1,492
Citigroup, Inc.
8.400%, 4–29–49	3,675	3,831
Diamond 1 Finance Corp. and Diamond 2 Finance Corp.
3.480%, 6–1–19 (A)	1,500	1,529
Wells Fargo & Co.
7.980%, 3–29–49	3,475	3,579

		10,431

Health Care – 0.6%
Fresenius U.S. Finance II, Inc.:
4.250%, 2–1–21 (A)	300	313
4.500%, 1–15–23 (A)	2,250	2,385

		2,698

Industrials – 1.5%
BAE Systems Holdings, Inc.
2.850%, 12–15–20 (A)	1,750	1,771
TransDigm, Inc. (GTD by TransDigm Group, Inc.)
6.000%, 7–15–22	4,606	4,779

		6,550

Information Technology – 1.8%
Alliance Data Systems Corp.
5.250%, 12–1–17 (A)	5,550	5,569
L-3 Communications Corp.
5.200%, 10–15–19	2,225	2,364

		7,933

Materials – 1.4%
BakerCorp International, Inc.
8.250%, 6–1–19	2,100	1,953
Hillman Group, Inc. (The)
6.375%, 7–15–22 (A)	3,777	3,758

		5,711

Real Estate – 1.4%
Aircastle Ltd.
4.625%, 12–15–18	5,865	6,019

Telecommunication Services – 3.4%
American Tower Corp.
3.400%, 2–15–19	5,100	5,193
T-Mobile USA, Inc.
6.000%, 3–1–23	8,120	8,556
Verizon Communications, Inc.
2.625%, 2–21–20	1,355	1,377

		15,126

Total United States – 14.7%		64,050

TOTAL CORPORATE DEBT SECURITIES – 59.1%		$260,351
(Cost: $268,400)

OTHER GOVERNMENT SECURITIES (E)	Principal	Value
Argentina – 4.1%
Aeropuertos Argentina 2000 S.A.
6.875%, 2–1–27 (A)	$850	$906
Province of Buenos Aires
9.950%, 6–9–21	5,454	6,282
Republic of Argentina:
6.875%, 4–22–21	9,650	10,509
5.625%, 1–26–22	500	524

		18,221

Brazil – 2.2%
Banco Nacional de Desenvolvimento Economico e Social
4.750%, 5–9–24 (A)	2,200	2,220
Federative Republic of Brazil
4.875%, 1–22–21	7,100	7,597

		9,817

Columbia – 1.3%
Republic of Colombia
4.375%, 7–12–21	5,150	5,495

Indonesia – 1.2%
Republic of Indonesia
3.750%, 4–25–22 (A)	5,150	5,344

Luxembourg – 1.5%
Atento Luxco 1 S.A.
6.125%, 8–10–22 (A)	3,575	3,732
Rumo Luxembourg S.a.r.l.
7.375%, 2–9–24 (A)	2,550	2,761

		6,493

Mexico – 1.2%
United Mexican States
3.625%, 3–15–22	5,150	5,397

Qatar – 0.9%
Qatar Government Bond
2.375%, 6–2–21 (A)	4,000	3,940

Russia – 0.7%
Russian Federation
3.500%, 1–16–19 (A)	3,000	3,044

Saudi Arabia – 0.3%
Saudi Arabia Government Bond
2.375%, 10–26–21 (A)	1,500	1,480

South Africa – 1.1%
Republic of South Africa
5.500%, 3–9–20	4,700	4,998

Turkey – 0.5%
Turkey Government Bond
5.125%, 3–25–22	2,000	2,094

TOTAL OTHER GOVERNMENT SECURITIES – 15.0%		$66,323
(Cost: $64,366)

LOANS (D)	Principal	Value
United States

Materials – 0.4%
BakerCorp International, Inc. (ICE LIBOR plus 300 bps)
4.311%, 2–7–20	$1,964	$1,887

Total United States – 0.4%		1,887

TOTAL LOANS – 0.4%		$1,887
(Cost: $1,949)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
United States – 0.3%
Federal Home Loan Mortgage Corp. Agency REMIC/CMO
4.000%, 2–15–24 (F)	41	1

Federal Home Loan Mortgage Corp. Agency REMIC/CMO (Mortgage spread to 2-year U.S. Treasury index)
3.481%, 5–25–45 (A)(D)	1,000	1,017
Federal Home Loan Mortgage Corp. Fixed Rate Participation Certificates
4.500%, 10–1–35	461	496

		1,514

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 0.3%		$1,514
(Cost: $1,473)

UNITED STATES GOVERNMENT OBLIGATIONS
United States – 13.7%
U.S. Treasury Bonds
2.250%, 11–15–25	11,900	11,895
U.S. Treasury Notes:
2.125%, 8–15–21	12,700	12,858
1.250%, 10–31–21	5,800	5,668
1.750%, 11–30–21	5,600	5,579
1.750%, 5–15–22	19,250	19,142
1.500%, 8–15–26	5,800	5,429

		60,571

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 13.7%		$60,571
(Cost: $61,001)

SHORT-TERM SECURITIES
Commercial Paper (H) – 1.9%
J.M. Smucker Co. (The)
1.371%, 10–6–17	5,000	4,999
Sonoco Products Co.
1.330%, 10–2–17	3,539	3,538

		8,537

30	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	GLOBAL BOND FUND (in thousands)

SEPTEMBER 30, 2017

SHORT-TERM SECURITIES (Continued)	Principal	Value
Master Note – 0.8%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps)
1.450%, 10-4-17 (G)	$3,324	$3,324

TOTAL SHORT-TERM SECURITIES – 2.7%		$11,861
(Cost: $11,862)

TOTAL INVESTMENT SECURITIES – 98.7%		$435,346
(Cost: $442,223)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 1.3%		5,532

NET ASSETS – 100.0%		$440,878

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017 the total value of these securities amounted to $184,107 or 41.8% of net assets.

(B)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(C)	Principal amounts are denominated in the indicated foreign currency, where applicable (COP – Columbian Peso).

(D)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2017. Description of the reference rate and spread, if applicable, are included in the security description.

(E)	Other Government Securities may include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

(F)	Interest-only security. Amount shown as principal represents notional amount for computation of interest.

(G)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(H)	Rate shown is the yield to maturity at September 30, 2017.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$32,839	$—	$—
Corporate Debt Securities	—	260,351	—
Other Government Securities	—	66,323	—
Loans	—	1,887	—
United States Government Agency Obligations	—	1,514	—
United States Government Obligations	—	60,571	—
Short-Term Securities	—	11,861	—
Total	$32,839	$402,507	$—

During the year ended September 30, 2017, there were no transfers between Level 1 and 2.

2017	ANNUAL REPORT	31

SCHEDULE OF INVESTMENTS	GLOBAL BOND FUND (in thousands)

SEPTEMBER 30, 2017

The following acronyms are used throughout this schedule:

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

ICE = IntercontinentalExchange

LIBOR = London Interbank Offered Rate

REMIC = Real Estate Mortgage Investment Conduit

Market Sector Diversification

(as a % of net assets)
Financials	16.5%
Other Government Securities	15.0%
United States Government and Government Agency Obligations	14.0%
Materials	12.7%
Energy	7.5%
Utilities	6.5%

Market Sector Diversification (Continued)

Consumer Staples	6.4%
Telecommunication Services	4.9%
Industrials	4.6%
Information Technology	3.1%
Real Estate	2.2%
Consumer Discretionary	2.0%
Health Care	0.6%
Other+	4.0%

+	Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

32	ANNUAL REPORT	2017

MANAGEMENT DISCUSSION	GOVERNMENT SECURITIES FUND

(UNAUDITED)

Rick Perry

Below, Rick Perry, portfolio manager of the Waddell & Reed Advisors Government Securities Fund, discusses positioning, performance and results for the fiscal year ended September 30, 2017. He has managed the Fund for two years and has 24 years of industry experience.

Fiscal Year Performance

For the 12 months ended Sept. 30, 2017
Waddell & Reed Advisors Government Securities Fund (Class A shares at net asset value)	–1.73%
Waddell & Reed Advisors Government Securities Fund (Class A shares including sales load)	–5.92%
Benchmark(s) and/or Lipper Category
Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index	–0.78%
(generally reflects the performance of securities representing the government securities market)
Lipper General U.S. Government Funds Universe Average	–1.67%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

For the fiscal year ended September 30, 2017, the Waddell & Reed Advisors Government Securities Fund produced a total return of -1.73% before sales charges, which underperformed the Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index by 95 basis points. The Fund ranked in the 72nd percentile (1st percentile being the best, 99th percentile being the worst) of the Lipper General U.S. Government Funds Category.

The Fund began the fiscal year positioned with a slightly longer than effective duration than the Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index (5.0 years versus 4.8 years). As it became more likely the U.S. Federal Reserve (Fed) would raise short-term interest rates at a measured pace, the Fund’s duration positioning was maintained at essentially neutral for the majority of the fiscal year. The Fund ended the fiscal year with an effective duration of 5.3 years versus 5.2 years for the benchmark index. The Fund’s neutral overall duration positioning did not have a material impact on performance during the fiscal period. The 10-year Treasury closed the year at 2.33% versus 1.59% at the beginning of the fiscal year.

Although the yield curve had periods of flattening and steepening throughout the fiscal year, the beginning and ending shape of the curve was largely the same. A common measure of the shape of the yield curve is the spread between 2-year Treasuries and 10-year Treasuries. This measure was 83 basis points on September 30, 2016 and steepened very slightly to 85 basis points by September 30, 2017. The Fund was positioned to benefit from the yield curve flattening throughout the majority of 2017. There were time periods within the fiscal year where this positioning was either beneficial or negative for relative performance, but overall had little impact on performance. The shape of the yield curve going forward will largely be determined by the market’s expectations of Fed short-term interest rate moves, other central bank policies, inflation and longer term economic growth expectations.

The Fund began the fiscal year with an overall allocation to U.S. government securities of 95.1%, with 42% in Treasuries and 7% agencies, with other bonds accounting for the additional 46.1%. A total of 94.5% of the Fund’s securities were rated AA by Standard & Poor’s at both the beginning and ending of the fiscal year. Cash and cash equivalents were 4.9% of the Fund assets at fiscal year-end, which is in the typical range (0 to 5%) for the Fund. There was also 0.6% of the Fund in non-rated securities.

Outlook

As has been the case for several quarters, central bank policies inside and outside of the U.S. continued to have a profound impact on the U.S. fixed income market, both in Treasuries and securitized assets. The demand for positive yield from foreign investors is fueling higher than normal purchases of U.S. Government bonds. Although the foreign demand provides a short-term boost to the U.S. fixed income market, it is uncertain how stable this demand will prove to be over the longer-term. Should foreign investors reduce their appetite for U.S. Government bonds, the credit market could experience some volatility and weakness. In the near-term, as long as yield differentials between the U.S. and the rest of the world remain at elevated levels, U.S. rates are not expected to go materially higher. Longer term, it seems likely that the yield differential may get smaller as global Central Bank policies converge over time.

The Federal Reserve Board (Fed) has repeatedly stated its desire to raise the fed funds rate at a measured pace. Should the Fed execute its stated goal of a gradual pace for short-term interest rate hikes, the yield curve is expected to remain fairly

2017	ANNUAL REPORT	33

MANAGEMENT DISCUSSION	GOVERNMENT SECURITIES FUND

(UNAUDITED)

flat throughout the coming months. However, if the Fed acts inconsistently with market expectations, the financial markets could experience some volatility in 2018. As long as interest rates outside of the U.S. remain materially lower than U.S. rates, it seems unlikely that Treasury yields will materially increase in the near term. Current expectations are the Fed will raise the fed funds rate by 25 basis points late in calendar year 2017, with perhaps another increase in the first half of 2018, depending on domestic economic data and interest rates outside of the U.S. The shape of the yield curve going forward will largely be determined by the market’s expectations of Fed short-term interest rate moves, inflation and longer term economic growth expectations.

The Fund’s performance noted above is at net asset value (NAV) and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise. These and other risks are more fully described in the Fund’s prospectus.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Fund may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB) are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Government Securities Fund.

34	ANNUAL REPORT	2017

PORTFOLIO HIGHLIGHTS	GOVERNMENT SECURITIES FUND

ALL DATA IS AS OF SEPTEMBER 30, 2017 (UNAUDITED)

Asset Allocation

Bonds	95.1%
United States Government and Government Agency Obligations	95.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	4.9%

Lipper Rankings

Category: General U.S. Government Funds	Rank	Percentile
1 Year	75/104	72
3 Year	65/96	68
5 Year	80/93	86
10 Year	65/77	84

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Quality Weightings

Investment Grade	94.5%
AA	94.5%
Non-Investment Grade	0.6%
Non-rated	0.6%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	4.9%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s. For securities not rated by Moody’s, ratings are obtained from Fitch. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2017	ANNUAL REPORT	35

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	GOVERNMENT SECURITIES FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class Y
1-year period ended 9-30-17	-5.92%	-6.69%	-2.58%	-1.44%
5-year period ended 9-30-17	-0.76%	-1.24%	-0.73%	0.42%
10-year period ended 9-30-17	2.05%	1.62%	1.64%	2.81%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 4.25%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

36	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	GOVERNMENT SECURITIES FUND (in thousands)

SEPTEMBER 30, 2017

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS	Principal	Value
Agency Obligations – 6.6%
Federal Farm Credit Bank:
3.560%, 10–6–32	$5,000	$5,297
3.460%, 2–22–33	3,500	3,640
Federal Home Loan Bank,
2.500%, 4–27–26	5,000	4,867
Tennessee Valley Authority,
2.875%, 2–1–27	5,000	5,127
U.S. Department of Transportation,
6.001%, 12–7–21 (A)	6,000	6,942

		25,873

Mortgage-Backed Obligations – 35.3%
Federal Home Loan Mortgage Corp. Agency REMIC/CMO:
5.000%, 4–15–18	194	195
2.790%, 6–25–22	7,250	7,353
5.000%, 5–15–23	1,200	1,272
3.000%, 10–15–36	3,895	3,971
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (3-Year U.S. Treasury index plus 68 bps),
4.186%, 12–25–20 (B)	4,000	4,236
Federal Home Loan Mortgage Corp. Fixed Rate Participation Certificates:
3.000%, 1–1–33	4,441	4,550
4.000%, 10–1–44	2,855	3,006
3.000%, 4–15–46	3,586	3,637
3.000%, 4–15–53	4,290	4,265
Federal National Mortgage Association Agency REMIC/CMO:
2.717%, 2–25–22	5,880	5,988
2.640%, 6–1–22	5,749	5,855
3.360%, 12–1–22	1,908	1,983
3.020%, 1–1–23	1,184	1,220
2.630%, 2–1–23	4,916	4,957
2.357%, 3–1–23	6,115	6,172
3.320%, 8–1–24	2,744	2,862
2.390%, 6–1–25	5,949	5,989
3.360%, 7–1–25	2,602	2,719
4.000%, 3–25–33	1,871	1,989
2.000%, 4–25–39	2,535	2,525
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
2.790%, 11–1–18	7,727	7,795
2.580%, 5–1–19	6,485	6,544
4.503%, 12–1–19	4,702	4,908
5.380%, 11–1–20	372	373
4.381%, 6–1–21	6,847	7,318
2.759%, 4–1–22	6,743	6,897
2.705%, 4–1–23	3,211	3,266
3.500%, 8–1–26	1,843	1,925
4.000%, 12–1–31	1,715	1,825
5.500%, 12–1–34	529	593
3.500%, 4–25–37	3,240	3,346
6.000%, 4–1–39	635	714
4.500%, 2–1–44	3,168	3,469
4.000%, 10–1–44	3,082	3,247
Government National Mortgage Association Agency REMIC/CMO:
5.000%, 4–16–39	108	111

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Mortgage-Backed Obligations (Continued)
2.000%, 3–16–42	$11,778	$11,660

		138,735

United States Government Agency Obligations – 1.2%
Overseas Private Investment Corp. (GTD by U.S. Government),
5.142%, 12–15–23	2,133	2,348
Ukraine Government AID Bond,
1.844%, 5–16–19	2,500	2,515

		4,863

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 43.1%		$169,471
(Cost: $169,658)

UNITED STATES GOVERNMENT OBLIGATIONS
Treasury Obligations – 52.0%
U.S. Treasury Bonds:
9.000%, 11–15–18	8,000	8,680
5.250%, 2–15–29	3,000	3,860
3.500%, 2–15–39	1,000	1,128
2.750%, 8–15–42	3,000	2,962
2.750%, 11–15–42	5,000	4,932
2.500%, 2–15–45	2,500	2,330
2.500%, 2–15–46	2,500	2,324
2.250%, 8–15–46	4,000	3,515
3.000%, 5–15–47	6,000	6,170
U.S. Treasury Notes:
1.000%, 3–15–18	5,000	4,995
1.375%, 7–31–19	12,500	12,479
3.625%, 8–15–19	6,000	6,238
1.625%, 3–15–20	1,000	1,001
1.500%, 7–15–20	15,000	14,956
1.375%, 9–30–20	4,000	3,970
1.125%, 6–30–21	2,000	1,953
1.125%, 9–30–21	1,500	1,460
2.000%, 12–31–21	5,000	5,029
1.875%, 4–30–22	6,000	5,993
1.750%, 5–15–22	3,500	3,480
1.750%, 5–31–22	3,000	2,979
1.875%, 7–31–22	13,000	12,968
1.625%, 8–31–22	8,000	7,887
2.000%, 4–30–24	15,500	15,375
2.125%, 7–31–24	17,500	17,465
1.875%, 8–31–24	4,000	3,927
2.250%, 11–15–24	6,380	6,410
2.000%, 8–15–25	4,000	3,930
1.625%, 2–15–26	5,000	4,751
1.625%, 5–15–26	5,500	5,214
2.250%, 2–15–27	7,500	7,451
2.375%, 5–15–27	11,000	11,041
2.250%, 8–15–27	7,500	7,446

		204,299

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 52.0%		$204,299
(Cost: $205,542)

SHORT-TERM SECURITIES	Principal	Value
Commercial Paper (C) – 2.2%
Federal Home Loan Bank,
0.700%, 10–2–17	$8,459	$8,459

United States Government Agency Obligations – 2.4%
Overseas Private Investment Corp. (GTD by U.S. Government) (3-Month U.S. TB Rate):
1.120%, 10–7–17 (D)	2,057	2,056
1.130%, 10–7–17 (D)	6,925	6,925
1.150%, 10–7–17 (D)	324	324

		9,305

TOTAL SHORT-TERM SECURITIES – 4.6%		$17,764
(Cost: $17,764)

TOTAL INVESTMENT SECURITIES – 99.7%		$391,534
(Cost: $392,964)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.3%		1,039

NET ASSETS – 100.0%		$392,573

2017	ANNUAL REPORT	37

SCHEDULE OF INVESTMENTS	GOVERNMENT SECURITIES FUND (in thousands)

SEPTEMBER 30, 2017

Notes to Schedule of Investments

(A)	Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017 the total value of these securities amounted to $6,942 or 1.8% of net assets.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2017. Description of the reference rate and spread, if applicable, are included in the security description.

(C)	Rate shown is the yield to maturity at September 30, 2017.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
United States Government Agency Obligations	$—	$169,471	$—
United States Government Obligations	—	204,299	—
Short-Term Securities	—	17,764	—
Total	$—	$391,534	$—

During the year ended September 30, 2017, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

AID = Agency International Development

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

REMIC = Real Estate Mortgage Investment Conduit

TB = Treasury Bill

See Accompanying Notes to Financial Statements.

38	ANNUAL REPORT	2017

MANAGEMENT DISCUSSION	HIGH INCOME FUND

(UNAUDITED)

Chad A. Gunther

Below, Chad Gunther, portfolio manager of the Waddell & Reed Advisors High Income Fund, discusses positioning, performance and results for the fiscal year ended September 30, 2017. Mr. Gunther has been manager of the Fund since 2014 and has 19 years industry experience.

Fiscal Year Performance

For the 12 months ended September 30, 2017
High Income Fund (Class A shares at net asset value)	9.63%
High Income Fund (Class A shares including sales charges)	3.38%
Benchmark(s) and/or Lipper Category
Bank of America Merrill Lynch US High Yield Master II Index	9.06%
(generally reflects the performance of securities representing the high yield sector of the bond market)
Lipper High Yield Funds Universe Average	7.72%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Investment environment

The non-investment grade credit markets continued to rally over the past fiscal year, with the spread on the Bank of America Merrill Lynch U.S. High Yield Master II Index tightening from 497 basis points on September 30, 2016, to 356 basis points on September 30, 2017. The 141 basis points of spread tightening is almost as good as the 161 basis points of tightening seen the prior fiscal year. The yield on the Bank of America Merrill Lynch U.S. High Yield Master II Index over the past fiscal year has decreased from 6.24% to 5.53%.

The fiscal year began with an upset, as Donald Trump defeated Hillary Clinton to become our 45th President of the United States. Trump’s victory, which consensus thought would cause a major market pull back, has had just the opposite effect. The past fiscal year has seen global growth pick up, in unison driving both equity and fixed income markets higher. Geopolitical turmoil (namely North Korea), three Federal Reserve Board (Fed) rate hikes, the start of the Fed reducing its balance sheet and Trump being unable to repeal and replace the Affordable Care Act have not been enough to derail the market.

Fund flows out of the high yield asset class were approximately $12 billion for the fiscal year, while loans have seen inflows of roughly $17 billion. High yield new issue volume year-to-date through September 30, 2017, is $255.6 billion, compared to $232.8 billion for the same period last year. Defaults have continued to decline year-over-year and for the third quarter we have seen the lightest stretch of default activity since May 2011.

Investment Performance

The Fund outperformed both its benchmark, the Bank of America Merrill Lynch U.S. High Yield Master II Index and its Lipper High Yield peer group for the fiscal year ending September 30, 2017, before the impact of fees.

Positive contributors to performance include credit selection in the following loan categories: auto, finance and energy, as well as credit selection in the following bond categories: lease finance, education, industrial and gaming.

Detracting from performance was our underweight in the energy sector, where the sector returned 11.81% for the fiscal year. Also detracting from performance were credit selection in the pharmaceutical, coal and department store sectors. Our average cash balance of 4.4% for the fiscal year also created a negative drag on performance.

Outlook

The central question on the majority of minds continues to be: where are we in this credit cycle? The probability for a third rate hike in 2017, most likely in December, continues to increase along with an anticipated three or four rate hikes in 2018. Rate hikes accompanied by the Fed reducing its $4 trillion balance sheet, as well as geo-political tensions, are just some of the factors that could make it difficult to experience meaningful gains from here. There are, however, good reasons for optimism too. The global economy is showing durable signs of improvement, in particular in areas like Asian trade, European Union recovery, and the U.S. labor market. Tax reform, if passed into law, could add a substantial boost to both consumers and corporations. The argument could also be made that the cyclical clock has been set back a few hours to account for the energy 25%-default experience over the past two years. To be sure, it is a mixed picture.

At fiscal year-end CCC credits were trading at $92.92, while BB quality credits and B credits are now well over par at $105.88 and $103.14, respectively. In the era of ever-present demand for yield accompanied by compressing spreads and lower rates

2017	ANNUAL REPORT	39

MANAGEMENT DISCUSSION	HIGH INCOME FUND

(UNAUDITED)

across the entire credit spectrum, there is increasing concern over risk adjusted returns. As yields on indexes and the exchange-traded funds tracking them have pushed down to 5% levels, it begs the question of how much risk investors should be taking for moderate yield.

It is our view that finding value in the high-yield market has become increasingly more difficult, and considerable caution is warranted in making new investments. The global reach for yield has kept demand at all-time highs. Credit spreads were 356 basis points at fiscal year-end after narrowing 141 basis points over the timeframe. As such, we believe our continued process of bottom-up, in-depth fundamental research and analysis will guide us to those investments where the risk/reward is in our favor. We also think, with the potential of a continuation of rising interest rates accompanied by the possibility of a more active Fed, the ability to continue to invest in loans will be an attractive differentiator for the Fund.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower.

Performance including sales charges reflects the maximum applicable front-end sales load.

While the Fund used derivatives during the reporting period, they had minimal impact on the performance of the Fund.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise. Investing in below investment grade securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds. Loans (including loan assignments, loan participations and other loan instruments) carry other risks, including the risk of insolvency of the lending bank or other intermediary. Loans may be unsecured or not fully collateralized may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the referenced assets that underlie the swap agreement. Swap agreements also may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted is unmanaged, includes reinvested dividends, and does not include fees. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors High Income Fund.

40	ANNUAL REPORT	2017

PORTFOLIO HIGHLIGHTS	HIGH INCOME FUND

ALL DATA IS AS OF SEPTEMBER 30, 2017 (UNAUDITED)

Asset Allocation

Stocks	1.8%
Consumer Discretionary	1.1%
Consumer Staples	0.4%
Energy	0.2%
Telecommunication Services	0.1%
Warrants	0.0%
Bonds	92.8%
Corporate Debt Securities	75.7%
Loans	17.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	5.4%

Lipper Rankings

Category: High Yield Funds	Rank	Percentile
1 Year	83/669	13
3 Year	321/570	57
5 Year	61/460	14
10 Year	29/302	10

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Quality Weightings

Investment Grade	0.9%
BBB	0.9%
Non-Investment Grade	91.9%
BB	13.1%
B	48.1%
CCC	25.4%
Below CCC	0.5%
Non-rated	4.8%
Cash and Other Assets (Net of Liabilities), Cash Equivalents+ and Equities	7.2%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s. For securities not rated by Moody’s, ratings are obtained from Fitch. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2017	ANNUAL REPORT	41

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	HIGH INCOME FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class Y
1-year period ended 9-30-17	3.38%	4.29%	8.75%	9.86%
5-year period ended 9-30-17	4.99%	4.85%	5.40%	6.51%
10-year period ended 9-30-17	6.91%	6.61%	6.67%	7.86%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

42	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	HIGH INCOME FUND (in thousands)

SEPTEMBER 30, 2017

COMMON STOCKS	Shares		Value
Consumer Discretionary

Cable & Satellite – 0.2%
Altice N.V., Class A (A)(B)	196		$3,925

Casinos & Gaming – 0.0%
New Cotai Participation Corp., Class B (A)(C)(D)	—	*	84

Education Services – 0.9%
Laureate Education, Inc., Class A (A)	1,187		17,277

Total Consumer Discretionary – 1.1%			21,286
Energy

Coal & Consumable Fuels – 0.0%
Foresight Energy L.P.	114		479

Oil & Gas Equipment & Services – 0.1%
Key Energy Services, Inc. (A)	27		358
Larchmont Resources LLC (A)(C)(E)	4		1,193

			1,551

Oil & Gas Exploration & Production – 0.1%
Midstates Petroleum Co., Inc. (A)	170		2,637
Sabine Oil & Gas Corp. (A)(C)	1		51

			2,688

Total Energy – 0.2%			4,718

TOTAL COMMON STOCKS – 1.3%			$26,004
(Cost: $26,852)

PREFERRED STOCKS
Consumer Staples

Agricultural Products – 0.4%
Pinnacle Agriculture Enterprises LLC (A)(C)(D)	12,015		7,570

Total Consumer Staples – 0.4%			7,570
Telecommunication Services

Integrated Telecommunication Services – 0.1%
Frontier Communications Corp., Convertible Series A, 11.125%	57		1,104

Total Telecommunication Services – 0.1%			1,104

TOTAL PREFERRED STOCKS – 0.5%			$8,674
(Cost: $10,323)

WARRANTS
Agricultural Products – 0.0%
ASG Consolidated LLC, expires 5–15–18 (D)(F)	7		—	*

WARRANTS (Continued)	Shares	Value
Oil & Gas Exploration & Production – 0.0%
Sabine Oil & Gas Corp., expires 12–29–29 (C)(F)	4	$27

		27

TOTAL WARRANTS – 0.0%		$27
(Cost: $438)

CORPORATE DEBT SECURITIES	Principal
Consumer Discretionary

Advertising – 0.4%
Acosta, Inc.,
7.750%, 10–1–22(G)	$9,483	6,828
Outfront Media Capital LLC and Outfront Media Capital Corp.,
5.625%, 2–15–24	1,785	1,861

		8,689

Apparel Retail – 0.7%
Hot Topic, Inc.,
9.250%, 6–15–21 (G)	16,133	13,633

Apparel, Accessories & Luxury Goods – 0.1%
Wrangler Buyer Corp.,
6.000%, 10–1–25 (G)	972	989

Automotive Retail – 0.6%
Allison Transmission, Inc.,
5.000%, 10–1–24 (G)	1,753	1,819
Group 1 Automotive, Inc.,
5.000%, 6–1–22	2,292	2,375
Penske Automotive Group, Inc.,
5.500%, 5–15–26	1,219	1,260
Sonic Automotive, Inc.,
5.000%, 5–15–23	7,435	7,268

		12,722

Broadcasting – 3.6%
Clear Channel International B.V.,
8.750%, 12–15–20 (G)	1,455	1,528
Clear Channel Outdoor Holdings, Inc.,
6.500%, 11–15–22	16,559	17,041
Clear Channel Worldwide Holdings, Inc., Series B,
7.625%, 3–15–20	12,304	12,150
Cumulus Media, Inc.,
7.750%, 5–1–19	10,806	3,107
iHeartCommunications, Inc. (GTD by iHeartMedia Capital I LLC),
10.625%, 3–15–23	4,542	3,225
Sirius XM Radio, Inc.:
4.625%, 5–15–23 (G)	14,438	14,835
6.000%, 7–15–24 (G)	18,000	19,373

		71,259

Cable & Satellite – 9.0%
Altice Financing S.A.:
6.625%, 2–15–23 (G)	4,517	4,788
7.500%, 5–15–26 (G)	8,844	9,728

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Cable & Satellite (Continued)
Altice S.A.:
7.250%, 5–15–22 (G)(H)	EUR771	$969
7.750%, 5–15–22 (G)	$30,562	32,434
6.250%, 2–15–25 (G)(H)	EUR966	1,239
7.625%, 2–15–25 (G)	$5,375	5,798
Altice U.S. Finance I Corp.,
5.500%, 5–15–26 (G)	4,968	5,241
Block Communications, Inc.,
6.875%, 2–15–25 (G)	1,439	1,562
Cablevision Systems Corp.,
5.875%, 9–15–22	5,561	5,756
CCO Holdings LLC and CCO Holdings Capital Corp.:
5.500%, 5–1–26 (G)	2,566	2,659
5.000%, 2–1–28 (G)	8,499	8,499
DISH DBS Corp.:
6.750%, 6–1–21	5,314	5,845
5.875%, 7–15–22	2,460	2,614
5.875%, 11–15–24	1,207	1,265
7.750%, 7–1–26	3,676	4,218
Neptune Finco Corp.:
10.125%, 1–15–23 (G)	9,511	10,973
6.625%, 10–15–25 (G)	2,140	2,343
10.875%, 10–15–25 (G)	5,805	7,177
Numericable—SFR S.A.,
7.375%, 5–1–26 (G)	22,514	24,259
VTR Finance B.V.,
6.875%, 1–15–24 (G)	22,263	23,543
WaveDivision Escrow LLC and WaveDivision Escrow Corp.,
8.125%, 9–1–20 (G)	16,739	17,116

		178,026

Casinos & Gaming – 2.9%
Gateway Casinos & Entertainment Ltd.,
8.250%, 3–1–24 (G)	5,344	5,611
Golden Nugget, Inc.:
6.750%, 10–15–24 (G)	12,223	12,360
8.750%, 10–1–25 (G)	4,889	4,975
Studio City Finance Ltd.,
8.500%, 12–1–20 (G)	11,503	11,834
Wynn Macau Ltd.:
5.250%, 10–15–21 (G)	17,304	17,763
4.875%, 10–1–24 (G)	1,700	1,732
5.500%, 10–1–27 (G)	2,445	2,480

		56,755

Department Stores – 0.2%
Bon–Ton Stores, Inc. (The),
8.000%, 6–15–21	12,060	4,342

Education Services – 2.0%
Laureate Education, Inc.,
8.250%, 5–1–25 (G)	35,760	38,531

Homefurnishing Retail – 0.5%
Restoration Hardware Holdings, Inc., Convertible:
0.000%, 6–15–19 (G)(I)	4,114	3,769
0.000%, 7–15–20 (G)(I)	6,271	5,350

		9,119

2017	ANNUAL REPORT	43

SCHEDULE OF INVESTMENTS	HIGH INCOME FUND (in thousands)

SEPTEMBER 30, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Leisure Facilities – 0.1%
Cedar Fair L.P., Magnum Management Corp., Canada’s Wonderland Co. and Millennium Operations LLC,
5.375%, 4–15–27 (G)	$2,472	$2,596

Movies & Entertainment – 1.4%
Cinemark USA, Inc.:
5.125%, 12–15–22	585	600
4.875%, 6–1–23	9,500	9,595
EMI Music Publishing Group North America Holdings,
7.625%, 6–15–24 (G)	2,929	3,259
WMG Acquisition Corp.,
6.750%, 4–15–22 (G)	13,701	14,403

		27,857

Publishing – 0.6%
E.W. Scripps Co.,
5.125%, 5–15–25 (G)	740	755
MDC Partners, Inc.,
6.500%, 5–1–24 (G)	11,290	11,374

		12,129

Restaurants – 0.5%
1011778 B.C. Unlimited Liability Co. and New Red Finance, Inc.,
5.000%, 10–15–25 (G)	9,699	9,869

Specialized Consumer Services – 1.1%
Nielsen Co. (Luxembourg) S.a.r.l. (The):
5.500%, 10–1–21 (G)	6,936	7,127
5.000%, 2–1–25 (G)	2,475	2,577
Nielsen Finance LLC and Nielsen Finance Co.,
5.000%, 4–15–22 (G)	11,077	11,479

		21,183

Specialty Stores – 1.6%
Cumberland Farms, Inc.,
6.750%, 5–1–25 (G)	4,014	4,266
Jo–Ann Stores Holdings, Inc. (9.750% Cash or 10.500% PIK),
9.750%, 10–15–19 (G)(J)	28,889	28,094

		32,360

Total Consumer Discretionary – 25.3%		500,059
Consumer Staples

Food Distributors – 1.5%
Performance Food Group, Inc.,
5.500%, 6–1–24 (G)	5,504	5,683
Simmons Foods, Inc.,
7.875%, 10–1–21 (G)	15,551	16,500
U.S. Foods, Inc.,
5.875%, 6–15–24 (G)	7,442	7,795

		29,978

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Packaged Foods & Meats – 2.2%
JBS Investments GmbH (GTD by JBS S.A. and JBS Hungary Holdings Kft.),
7.750%, 10–28–20 (G)	$1,000	$1,022
JBS USA LLC and JBS USA Finance, Inc.:
5.875%, 7–15–24 (G)	10,650	10,677
5.750%, 6–15–25 (G)	8,993	8,959
Pilgrim’s Pride Corp.:
5.750%, 3–15–25 (G)	724	748
5.875%, 9–30–27 (G)	3,377	3,461
Post Holdings, Inc.:
5.500%, 3–1–25 (G)	1,854	1,923
8.000%, 7–15–25 (G)	2,929	3,310
5.000%, 8–15–26 (G)	2,644	2,639
5.750%, 3–1–27 (G)	11,553	11,900

		44,639

Personal Products – 0.1%
Revlon Consumer Products Corp.,
5.750%, 2–15–21	1,999	1,744
Revlon Escrow Corp.,
6.250%, 8–1–24	1,235	954

		2,698

Total Consumer Staples – 3.8%		77,315
Energy

Oil & Gas Drilling – 1.2%
KCA Deutag UK Finance plc:
7.250%, 5–15–21 (G)	5,266	5,042
9.875%, 4–1–22 (G)	5,210	5,406
Noble Holding International Ltd.,
7.750%, 1–15–24	2,464	2,187
Offshore Drilling Holding S.A.,
8.375%, 9–20–20 (G)(K)	20,048	8,220
Offshore Group Investment Ltd.,
0.000%, 11–1–19 (D)	5,169	—	*
Rowan Cos., Inc. (GTD by Rowan plc),
7.375%, 6–15–25	1,488	1,454
Trinidad Drilling Ltd.,
6.625%, 2–15–25 (G)	124	116

		22,425

Oil & Gas Equipment & Services – 0.4%
Brand Energy & Infrastructure Services, Inc.,
8.500%, 7–15–25 (G)	3,577	3,872
SESI LLC:
7.125%, 12–15–21	2,660	2,713
7.750%, 9–15–24 (G)	971	1,005

		7,590

Oil & Gas Exploration & Production – 4.1%
Bellatrix Exploration Ltd.,
8.500%, 5–15–20 (G)	6,164	5,732
California Resources Corp.,
8.000%, 12–15–22 (G)	2,016	1,310
Carrizo Oil & Gas, Inc.,
7.500%, 9–15–20	2,590	2,645

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Exploration & Production (Continued)
Continental Resources, Inc. (GTD by Banner Pipeline Co. LLC and CLR Asset Holdings LLC),
5.000%, 9–15–22	$6,391	$6,495
Crownrock L.P.,
7.750%, 2–15–23 (G)	1,941	2,072
EnCana Corp.,
6.500%, 8–15–34	2,862	3,348
Endeavor Energy Resources L.P.:
7.000%, 8–15–21 (G)	10,611	10,982
8.125%, 9–15–23 (G)	1,808	1,944
Laredo Petroleum, Inc.:
7.375%, 5–1–22	8,698	9,003
6.250%, 3–15–23	1,705	1,756
Murphy Oil USA, Inc. (GTD by Murphy USA),
5.625%, 5–1–27	741	796
PDC Energy, Inc.,
6.125%, 9–15–24	1,001	1,046
Seven Generations Energy Ltd.:
8.250%, 5–15–20 (G)	8,153	8,520
6.750%, 5–1–23 (G)	11,328	11,937
5.375%, 9–30–25 (G)	4,832	4,868
Ultra Resources, Inc.:
6.875%, 4–15–22 (G)	4,184	4,268
7.125%, 4–15–25 (G)	1,231	1,243
Whiting Petroleum Corp.,
5.750%, 3–15–21	2,804	2,755

		80,720

Oil & Gas Refining & Marketing – 0.1%
Callon Petroleum Co. (GTD by Callon Petroleum Operating Co.),
6.125%, 10–1–24	2,475	2,586

Oil & Gas Storage & Transportation – 0.1%
Crestwood Midstream Partners L.P. and Crestwood Midstream Finance Corp.,
6.250%, 4–1–23	1,088	1,122

Total Energy – 5.9%		114,443
Financials

Consumer Finance – 1.1%
Creditcorp,
12.000%, 7–15–18 (G)	11,476	9,869
CURO Financial Technologies Corp.,
12.000%, 3–1–22 (G)	2,595	2,790
Quicken Loans, Inc.,
5.750%, 5–1–25 (G)	8,962	9,410

		22,069

Insurance Brokers – 0.7%
NFP Corp.,
6.875%, 7–15–25 (G)	14,598	14,817

44	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	HIGH INCOME FUND (in thousands)

SEPTEMBER 30, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Investment Banking & Brokerage – 0.2%
E*TRADE Financial Corp.,
5.875%, 12–29–49	$1,740	$1,853
VHF Parent LLC,
6.750%, 6–15–22 (G)	1,711	1,782

		3,635

Other Diversified Financial Services – 3.8%
AAF Holdings LLC and AAF Finance Co. (12.000% Cash or 12.750% PIK),
12.000%, 7–1–19 (G)(J)	4,628	4,836
Balboa Merger Sub, Inc.,
11.375%, 12–1–21 (G)	25,339	27,715
New Cotai LLC and New Cotai Capital Corp. (10.625% Cash or 10.625% PIK),
10.625%, 5–1–19 (G)(J)	43,515	42,645

		75,196

Property & Casualty Insurance – 0.5%
Hub International Ltd.,
7.875%, 10–1–21 (G)	8,878	9,244

Specialized Finance – 1.9%
Diamond 1 Finance Corp. and Diamond 2 Finance Corp.:
5.875%, 6–15–21 (G)	1,712	1,790
5.450%, 6–15–23 (G)	1,221	1,339
7.125%, 6–15–24 (G)	1,712	1,891
6.020%, 6–15–26 (G)	2,441	2,710
Flexi–Van Leasing, Inc.,
7.875%, 8–15–18 (G)	5,782	5,782
TMX Finance LLC and TitleMax Finance Corp.,
8.500%, 9–15–18 (G)	25,811	23,875

		37,387

Thrifts & Mortgage Finance – 0.3%
Provident Funding Associates L.P. and PFG Finance Corp.,
6.375%, 6–15–25 (G)	6,100	6,405

Total Financials – 8.5%		168,753
Health Care

Health Care Facilities – 2.3%
DaVita HealthCare Partners, Inc.,
5.125%, 7–15–24	1,304	1,298
Greatbatch Ltd.,
9.125%, 11–1–23 (G)	9,423	10,278
MPH Acquisition Holdings LLC,
7.125%, 6–1–24 (G)	4,881	5,247
Surgery Center Holdings, Inc.,
8.875%, 4–15–21 (G)	7,967	8,366

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Health Care Facilities (Continued)
Tenet Healthcare Corp.:
6.750%, 2–1–20	$6,592	$6,790
7.500%, 1–1–22 (G)	869	920
8.125%, 4–1–22	11,492	11,693

		44,592

Health Care Supplies – 0.8%
Kinetic Concepts, Inc. and KCI USA, Inc.,
12.500%, 11–1–21 (G)	1,180	1,313
Universal Hospital Services, Inc.,
7.625%, 8–15–20	13,711	13,882

		15,195

Life Sciences Tools & Services – 0.6%
Avantor, Inc.:
6.000%, 10–1–24 (G)	3,624	3,710
9.000%, 10–1–25 (G)	8,457	8,647

		12,357

Pharmaceuticals – 1.9%
Concordia Healthcare Corp.:
9.500%, 10–21–22 (G)	27,123	4,746
7.000%, 4–15–23 (G)	2,927	476
IMS Health, Inc.,
5.000%, 10–15–26 (G)	2,940	3,116
Jaguar Holding Co. II and Pharmaceutical Product Development LLC,
6.375%, 8–1–23 (G)	5,723	5,988
Valeant Pharmaceuticals International, Inc.:
7.000%, 10–1–20	3,668	3,691
5.500%, 3–1–23 (G)	244	214
VPII Escrow Corp.,
7.500%, 7–15–21 (G)	4,619	4,608
VRX Escrow Corp.:
5.375%, 3–15–20 (G)	5,499	5,492
5.875%, 5–15–23 (G)	3,910	3,456
6.125%, 4–15–25 (G)	7,319	6,422

		38,209

Total Health Care – 5.6%		110,353
Industrials

Aerospace & Defense – 2.5%
KLX, Inc.,
5.875%, 12–1–22 (G)	13,832	14,492
TransDigm, Inc.,
6.500%, 5–15–25	2,463	2,537
TransDigm, Inc. (GTD by TransDigm Group, Inc.):
6.000%, 7–15–22	13,668	14,181
6.500%, 7–15–24	12,197	12,593
6.375%, 6–15–26	6,375	6,530

		50,333

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Air Freight & Logistics – 0.3%
XPO Logistics, Inc.:
6.500%, 6–15–22 (G)	$3,196	$3,356
6.125%, 9–1–23 (G)	1,738	1,814

		5,170

Building Products – 1.2%
Alcoa Nederland Holding B.V.:
6.750%, 9–30–24 (G)	1,297	1,436
7.000%, 9–30–26 (G)	1,297	1,469
Ply Gem Industries, Inc.,
6.500%, 2–1–22	13,768	14,354
Summit Materials LLC and Summit Materials Finance Corp.:
8.500%, 4–15–22	967	1,088
6.125%, 7–15–23	2,012	2,123
WESCO Distribution, Inc. (GTD by WESCO International, Inc.),
5.375%, 6–15–24	2,443	2,577

		23,047

Diversified Support Services – 0.6%
Ahern Rentals, Inc.,
7.375%, 5–15–23 (G)	7,837	7,171
Ritchie Bros. Auctioneers, Inc.,
5.375%, 1–15–25 (G)	2,471	2,613
United Rentals (North America), Inc. (GTD by United Rentals, Inc.),
5.875%, 9–15–26	1,220	1,325

		11,109

Environmental & Facilities Services – 0.2%
GFL Environmental, Inc.:
9.875%, 2–1–21 (G)	2,194	2,339
5.625%, 5–1–22 (G)	1,730	1,799

		4,138

Industrial Conglomerates – 0.0%
TriMas Corp.,
4.875%, 10–15–25 (G)	489	493

Research & Consulting Services – 0.1%
Eagle Holding Co. II LLC (7.625% Cash or 8.375% PIK),
7.625%, 5–15–22 (G)(J)	989	1,026

Security & Alarm Services – 1.1%
Prime Security Services Borrower LLC,
9.250%, 5–15–23 (G)	19,268	21,264

Total Industrials – 6.0%		116,580
Information Technology

Application Software – 1.5%
Kronos Acquisition Holdings, Inc.,
9.000%, 8–15–23 (G)	28,821	28,100

2017	ANNUAL REPORT	45

SCHEDULE OF INVESTMENTS	HIGH INCOME FUND (in thousands)

SEPTEMBER 30, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Application Software (Continued)
Solera LLC and Solera Finance, Inc.,
10.500%, 3–1–24 (G)	$1,941	$2,210

		30,310

Communications Equipment – 0.5%
West Corp.,
5.375%, 7–15–22 (G)	9,244	9,336

Data Processing & Outsourced Services – 2.9%
Alliance Data Systems Corp.:
6.375%, 4–1–20 (G)	9,158	9,273
5.875%, 11–1–21 (G)	3,396	3,532
5.375%, 8–1–22 (G)	13,282	13,680
Italics Merger Sub, Inc.,
7.125%, 7–15–23 (G)	27,070	27,205
j2 Cloud Services LLC and j2 Global, Inc.,
6.000%, 7–15–25 (G)	2,442	2,555

		56,245

Electronic Components – 0.1%
TTM Technologies, Inc.,
5.625%, 10–1–25 (G)	2,446	2,475

IT Consulting & Other Services – 1.1%
Cardtronics, Inc. and Cardtronics USA, Inc.,
5.500%, 5–1–25 (G)	1,476	1,510
NCR Escrow Corp.:
5.875%, 12–15–21	9,790	10,115
6.375%, 12–15–23	8,839	9,428

		21,053

Semiconductors – 0.4%
Micron Technology, Inc.:
7.500%, 9–15–23	4,995	5,551
5.500%, 2–1–25	2,185	2,330

		7,881

Technology Hardware, Storage & Peripherals – 0.5%
Western Digital Corp.:
7.375%, 4–1–23 (G)	1,215	1,331
10.500%, 4–1–24	7,130	8,378

		9,709

Total Information Technology – 7.0%		137,009
Materials

Aluminum – 2.0%
Constellium N.V.:
8.000%, 1–15–23 (G)	15,394	16,279
5.750%, 5–15–24 (G)	4,758	4,758
6.625%, 3–1–25 (G)	9,852	10,086
Kaiser Aluminum Corp.,
5.875%, 5–15–24	975	1,043
Novelis Corp. (GTD by Novelis, Inc.):
6.250%, 8–15–24 (G)	3,725	3,884
5.875%, 9–30–26 (G)	2,497	2,535

		38,585

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Commodity Chemicals – 0.4%
NOVA Chemicals Corp.:
4.875%, 6–1–24 (G)	$6,106	$6,182
5.250%, 6–1–27 (G)	2,442	2,467

		8,649

Construction Materials – 0.7%
Hillman Group, Inc. (The),
6.375%, 7–15–22 (G)	13,625	13,557

Diversified Chemicals – 0.4%
PSPC Escrow Corp.,
6.500%, 2–1–22 (G)	4,928	5,107
PSPC Escrow II Corp.,
10.375%, 5–1–21 (G)	2,503	2,728

		7,835

Diversified Metals & Mining – 0.5%
Artsonig Pty Ltd. (11.500% Cash or 12.000% PIK),
11.500%, 4–1–19 (G)(J)	14,651	146
Crystal Merger Sub, Inc.,
7.625%, 10–15–21 (G)	2,100	2,183
FMG Resources August 2006 Partners Ltd.,
5.125%, 5–15–24 (G)	655	665
Lundin Mining Corp.:
7.500%, 11–1–20 (G)	3,710	3,858
7.875%, 11–1–22 (G)	3,039	3,305

		10,157

Fertilizers & Agricultural Chemicals – 0.9%
CF Industries, Inc.,
3.450%, 6–1–23	968	956
Pinnacle Operating Corp.,
9.000%, 5–15–23 (G)	17,307	16,354

		17,310

Metal & Glass Containers – 2.1%
ARD Finance S.A.,
7.125%, 9–15–23	1,387	1,481
BakerCorp International, Inc.,
8.250%, 6–1–19	30,280	28,160
HudBay Minerals, Inc.:
7.250%, 1–15–23 (G)	995	1,060
7.625%, 1–15–25 (G)	1,492	1,615
Industrial Group,
6.375%, 5–1–22 (G)	8,462	8,779

		41,095

Paper Packaging – 0.4%
Flex Acquisition Co., Inc.,
6.875%, 1–15–25 (G)	1,732	1,798
Reynolds Group Issuer, Inc., Reynolds Group Issuer LLC and Reynolds Group Issuer (Luxembourg) S.A.,
5.125%, 7–15–23 (G)	5,649	5,895

		7,693

Specialty Chemicals – 0.1%
Kraton Polymers LLC and Kraton Polymers Capital Corp.,
7.000%, 4–15–25 (G)	2,492	2,673

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Steel – 0.1%
U.S. Steel Corp.,
8.375%, 7–1–21 (G)	$1,708	$1,887

Total Materials – 7.6%		149,441
Real Estate

Health Care REITs – 0.1%
MPT Operating Partnership L.P. and MPT Finance Corp. (GTD by Medical Properties Trust, Inc.),
5.250%, 8–1–26	1,236	1,276

Real Estate Development – 0.3%
Hub Holdings LLC and Hub Holdings Finance, Inc. (8.125% Cash or 8.875% PIK),
8.125%, 7–15–19 (G)(J)	6,610	6,627

Total Real Estate – 0.4%		7,903
Telecommunication Services

Alternative Carriers – 0.7%
Consolidated Communications Finance II Co.,
6.500%, 10–1–22	9,760	9,382
Zayo Group LLC and Zayo Capital, Inc.:
6.000%, 4–1–23	1,738	1,839
5.750%, 1–15–27 (G)	1,981	2,100

		13,321

Integrated Telecommunication Services – 3.8%
Frontier Communications Corp.:
6.250%, 9–15–21	4,201	3,454
10.500%, 9–15–22	9,275	8,092
7.125%, 1–15–23	1,013	775
6.875%, 1–15–25	2,912	2,177
11.000%, 9–15–25	8,560	7,276
GCI, Inc.,
6.875%, 4–15–25	7,552	8,119
Sprint Corp.:
7.250%, 9–15–21	20,041	22,270
7.875%, 9–15–23	15,048	17,456
7.125%, 6–15–24	5,951	6,695

		76,314

Wireless Telecommunication Service – 1.1%
Sable International Finance Ltd.,
6.875%, 8–1–22 (G)	10,351	11,127
Sprint Nextel Corp.:
9.000%, 11–15–18 (G)	547	587
7.000%, 8–15–20	1,208	1,320
11.500%, 11–15–21	989	1,257
T-Mobile USA, Inc.:
6.000%, 4–15–24	4,371	4,639
6.500%, 1–15–26	2,140	2,362

		21,292

Total Telecommunication Services – 5.6%		110,927

TOTAL CORPORATE DEBT SECURITIES – 75.7%		$1,492,783
(Cost: $1,505,806)

46	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	HIGH INCOME FUND (in thousands)

SEPTEMBER 30, 2017

LOANS(L)	Principal	Value
Consumer Discretionary

Advertising – 0.4%
Advantage Sales & Marketing, Inc. (ICE LIBOR plus 650 bps),
7.735%, 7–25–22	$8,283	$7,409

Apparel Retail – 1.3%
Talbots, Inc. (The) (ICE LIBOR plus 450 bps),
5.735%, 3–19–20	8,058	7,736
Talbots, Inc. (The) (ICE LIBOR plus 850 bps),
9.735%, 3–19–21 (D)	14,844	14,398
True Religion Apparel, Inc. (ICE LIBOR plus 487.5 bps):
6.101%, 7–30–19 (M)	40	10
6.171%, 7–30–19 (M)	15,561	3,968

		26,112

Casinos & Gaming – 0.1%
Gateway Casinos & Entertainment Ltd. (ICE LIBOR plus 375 bps),
5.083%, 2–22–23	1,723	1,732

Department Stores – 0.9%
Belk, Inc. (ICE LIBOR plus 475 bps),
6.054%, 12–10–22	20,496	17,142

Education Services – 1.4%
Laureate Education, Inc. (ICE LIBOR plus 450 bps),
5.735%, 4–26–24	28,314	28,414

General Merchandise Stores – 1.8%
BJ’s Wholesale Club, Inc. (ICE LIBOR plus 375 bps),
4.982%, 2–3–24	16,299	15,600
BJ’s Wholesale Club, Inc. (ICE LIBOR plus 750 bps),
8.732%, 1–26–25	12,846	12,249
Orchard Acquisition Co. LLC (ICE LIBOR plus 600 bps),
7.313%, 2–8–19	17,870	8,339

		36,188

Home Furnishings – 0.6%
Serta Simmons Bedding LLC (ICE LIBOR plus 800 bps),
9.312%, 11–8–24	12,167	11,672

Hotels, Resorts & Cruise Lines – 0.0%
Travel Leaders Group LLC (ICE LIBOR plus 450 bps),
5.814%, 1–25–24	741	751

Housewares & Specialties – 0.3%
KIK Custom Products, Inc. (ICE LIBOR plus 450 bps),
5.737%, 8–26–22	6,071	6,126

Restaurants – 0.5%
NPC International, Inc. (ICE LIBOR plus 350 bps),
4.738%, 4–20–24	1,740	1,757

LOANS(L) (Continued)	Principal	Value
Restaurants (Continued)
NPC International, Inc. (ICE LIBOR plus 750 bps),
8.738%, 4–18–25	$7,050	$7,138

		8,895

Specialized Consumer Services – 0.0%
Asurion LLC (ICE LIBOR plus 600 bps),
7.235%, 8–4–25	1,212	1,238

Specialty Stores – 0.4%
Jo–Ann Stores, Inc. (ICE LIBOR plus 500 bps),
6.391%, 10–21–23	6,979	6,657

Total Consumer Discretionary – 7.7%		152,336
Consumer Staples

Food Distributors – 0.3%
Chefs’ Warehouse, Inc. (The) (ICE LIBOR plus 575 bps),
5.990%, 6–22–22	4,966	5,021

Hypermarkets & Super Centers – 0.3%
GOBP Holdings, Inc. (ICE LIBOR plus 825 bps),
9.583%, 10–21–22	5,087	5,097

Packaged Foods & Meats – 0.2%
Shearer’s Foods LLC (ICE LIBOR plus 675 bps),
8.083%, 6–30–22 (D)	3,838	3,627

Total Consumer Staples – 0.8%		13,745
Energy

Coal & Consumable Fuels – 1.1%
Foresight Energy LLC (ICE LIBOR plus 725 bps),
7.083%, 3–28–22	16,118	15,040
Westmoreland Coal Co. (ICE LIBOR plus 650 bps),
7.833%, 12–16–20 (D)	8,877	5,770

		20,810

Oil & Gas Drilling – 0.5%
KCA Deutag Alpha Ltd. (ICE LIBOR plus 525 bps),
7.065%, 5–16–20	10,796	10,394

Oil & Gas Equipment & Services – 0.4%
Brand Energy & Infrastructure Services, Inc. (ICE LIBOR plus 425 bps):
5.514%, 6–21–24	4,087	4,107
5.564%, 6–21–24	779	783
5.583%, 6–21–24	12	12
Larchmont Resources LLC (10.320% Cash or 10.320% PIK),
10.320%, 8–7–20 (D)(E)(J)	2,996	2,906

		7,808

LOANS(L) (Continued)	Principal	Value
Oil & Gas Exploration & Production – 0.4%
Chesapeake Energy Corp. (ICE LIBOR plus 750 bps),
8.814%, 8–23–21	$7,457	$8,028

Oil & Gas Storage & Transportation – 0.3%
Bowie Resources Holdings LLC (ICE LIBOR plus 1,075 bps),
11.985%, 2–16–21	3,043	2,824
Bowie Resources Holdings LLC (ICE LIBOR plus 575 bps),
6.985%, 8–12–20	5,080	4,896

		7,720

Total Energy – 2.7%		54,760
Financials

Insurance Brokers – 0.2%
NFP Corp. (ICE LIBOR plus 350 bps),
4.735%, 1–8–24	3,144	3,163

Investment Banking & Brokerage – 0.5%
Jane Street Group LLC (ICE LIBOR plus 450 bps),
5.735%, 8–25–22	9,663	9,741

Specialized Finance – 0.1%
Orchestra Borrower LLC and Orchestra Co–Issuer, Inc. (3–Month ICE LIBOR plus 375 bps),
5.061%, 12–30–21	1,674	1,691

Total Financials – 0.8%		14,595
Health Care

Life Sciences Tools & Services – 0.3%
Avantor, Inc.,
0.000%, 9–22–24 (N)	6,019	6,036

Total Health Care – 0.3%		6,036
Industrials

Construction & Engineering – 0.1%
Tensar International Corp. (ICE LIBOR plus 850 bps),
9.833%, 7–10–22 (D)	3,077	2,462

Diversified Support Services – 0.2%
USS Ultimate Holdings, Inc. (ICE LIBOR plus 375 bps),
4.984%, 8–25–24	2,899	2,928
USS Ultimate Holdings, Inc. (ICE LIBOR plus 775 bps),
8.985%, 8–25–25	2,416	2,428

		5,356

Industrial Conglomerates – 1.0%
Crosby Worldwide Ltd. (ICE LIBOR plus 300 bps),
4.315%, 11–22–20	2,456	2,265
Crosby Worldwide Ltd. (ICE LIBOR plus 600 bps),
7.315%, 11–22–21	3,950	3,259

2017	ANNUAL REPORT	47

SCHEDULE OF INVESTMENTS	HIGH INCOME FUND (in thousands)

SEPTEMBER 30, 2017

LOANS(L) (Continued)	Principal	Value
Industrial Conglomerates (Continued)
PAE Holding Corp. (ICE LIBOR plus 550 bps),
6.735%, 10–20–22	$11,597	$11,641
PAE Holding Corp. (ICE LIBOR plus 950 bps),
10.735%, 10–20–23	1,995	1,997

		19,162

Industrial Machinery – 1.0%
Dynacast International LLC (ICE LIBOR plus 850 bps),
9.833%, 1–30–23 (D)	20,042	20,042

Total Industrials – 2.3%		47,022
Information Technology

Application Software – 0.8%
Applied Systems, Inc. (ICE LIBOR plus 700 bps),
8.324%, 9–18–25	3,899	4,016
TIBCO Software, Inc. (ICE LIBOR plus 350 bps),
4.740%, 12–4–20	11,627	11,656

		15,672

Data Processing & Outsourced Services – 0.1%
Colorado Buyer, Inc. (ICE LIBOR plus 300 bps),
8.570%, 5–1–25	1,993	2,020

Internet Software & Services – 0.7%
Ancestry.com LLC (ICE LIBOR plus 825 bps),
9.490%, 10–19–24	3,775	3,826
TravelCLICK, Inc. & TCH–2 Holdings LLC (ICE LIBOR plus 400 bps),
5.235%, 5–12–21	6,075	6,098

LOANS(L) (Continued)	Principal	Value
Internet Software & Services (Continued)
TravelCLICK, Inc. & TCH–2 Holdings LLC (ICE LIBOR plus 775 bps),
8.985%, 11–12–21(D)	$4,800	$4,800

		14,724

IT Consulting & Other Services – 0.0%
Triple Point Group Holdings, Inc. (ICE LIBOR plus 425 bps),
5.583%, 7–13–20	844	769

Total Information Technology – 1.6%		33,185
Materials

Diversified Metals & Mining – 0.1%
EP Minerals LLC (ICE LIBOR plus 750 bps),
8.817%, 8–20–21 (D)	2,803	2,719

Paper Packaging – 0.8%
FPC Holdings, Inc. (ICE LIBOR plus 800 bps),
9.333%, 5–27–20	14,284	13,689
Ranpak (Rack Merger) (ICE LIBOR plus 725 bps),
8.484%, 10–1–22 (D)	3,385	3,351

		17,040

Total Materials – 0.9%		19,759

TOTAL LOANS – 17.1%		$341,438
(Cost: $367,349)

SHORT-TERM SECURITIES	Principal	Value
Commercial Paper(O) – 3.4%
DTE Gas Co.,
1.490%, 10–12–17	$20,500	$20,490
International Paper Co.,
1.500%, 10–11–17	10,000	9,995
J.M. Smucker Co. (The),
1.371%, 10–6–17	5,000	4,999
Medtronic Global Holdings SCA,
1.580%, 10–10–17	5,000	4,998
Mondelez International, Inc.,
1.341%, 10–5–17	7,000	6,998
Sysco Corp.,
1.350%, 10–2–17	7,609	7,608
Walgreens Boots Alliance, Inc.:
1.300%, 10–4–17	8,000	7,998
1.490%, 10–12–17	5,000	4,998

		68,084

Master Note – 0.3%
Toyota Motor Credit Corp. (1–Month U.S. LIBOR plus 15 bps),
1.450%, 10–4–17 (P)	5,229	5,229

TOTAL SHORT-TERM SECURITIES – 3.7%		$73,313
(Cost: $73,320)

TOTAL INVESTMENT SECURITIES – 98.3%		$1,942,239
(Cost: $1,984,088)

CASH AND OTHER ASSETS, NET OF LIABILITIES (Q) – 1.7%		33,058

NET ASSETS – 100.0%		$1,975,297

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Listed on an exchange outside the United States.

(C)	Restricted securities. At September 30, 2017, the Fund owned the following restricted securities:

Security	Acquisition Date(s)	Shares	Cost	Market Value
Larchmont Resources LLC	12-8-16	4	$1,211	$1,193
New Cotai Participation Corp., Class B	4-12-13	—*	155	84
Pinnacle Agriculture Enterprises LLC	3-10-17	12,015	5,461	7,570
Sabine Oil & Gas Corp.	12-7-16	1	49	51
Sabine Oil & Gas Corp., expires 12-29-29	12-7-16	4	30	27

			$6,906	$8,925

The	total value of these securities represented 0.5% of net assets at September 30, 2017.

(D)	Securities whose value was determined using significant unobservable inputs.

48	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	HIGH INCOME FUND (in thousands)

SEPTEMBER 30, 2017

(E)	Deemed to be an affiliate due to the Fund owning at least 5% of voting securities.

(F)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(G)	Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017 the total value of these securities amounted to $1,107,311 or 56.1% of net assets.

(H)	Principal amounts are denominated in the indicated foreign currency, where applicable (EUR—Euro).

(I)	Zero coupon bond.

(J)	Payment-in-kind bond which may pay interest in additional par and/or in cash. Rates shown are the current rate and possible payment rates.

(K)	Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at September 30, 2017.

(L)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2017. Description of the reference rate and spread, if applicable, are included in the security description.

(M)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(N)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.

(O)	Rate shown is the yield to maturity at September 30, 2017.

(P)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(Q)	Cash of $90 has been pledged as collateral for OTC foreign forward currency contracts.

The following forward foreign currency contracts were outstanding at September 30, 2017:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
Canadian Dollar	9,743	U.S. Dollar	7,744	10-5-17	Morgan Stanley International	$—	$64
Euro	5,803	U.S. Dollar	6,868	10-5-17	Morgan Stanley International	8	—

						$8	$64

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Consumer Discretionary	$21,202	$—	$84
Energy	3,474	1,244	—
Total Common Stocks	$24,676	$1,244	$84
Preferred Stocks	1,104	—	7,570
Warrants	—	27	—	*
Corporate Debt Securities	—	1,492,783	—	*
Loans	—	281,363	60,075
Short-Term Securities	—	73,313	—

Total	$25,780	$1,848,730	$67,729
Forward Foreign Currency Contracts	$—	$8	$—

Liabilities
Forward Foreign Currency Contracts	$—	$64	$—

2017	ANNUAL REPORT	49

SCHEDULE OF INVESTMENTS	HIGH INCOME FUND (in thousands)

SEPTEMBER 30, 2017

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Preferred Stocks	Warrants		Corporate Debt		Loans
Beginning Balance 10-1-16	$122	$—	$—	*	$—	*	$118,084
Net realized gain (loss)	—	—	—		—		(1,531)
Net change in unrealized appreciation (depreciation)	(38)	2,109	—		—		(2,539)
Purchases	—	5,461	—		—		11,805
Sales	—	—	—	*	—		(73,354)
Amortization/Accretion of premium/discount	—	—	—		—		(214)
Transfers into Level 3 during the period	—	—	—		—		19,504
Transfers out of Level 3 during the period	—	—	—		—		(11,680)
Ending Balance 9-30-17	$84	$7,570	$—	*	$—	*	$60,075
Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 9-30-17	$(38)	$2,109	$—		$—		$1,049
Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information. As shown above, transfers in and out of Level 3 represent the values as of the beginning of the reporting period. During the year ended September 30, 2017, there were no transfers between Levels 1 and 2.

Information about Level 3 fair value measurements:

	Fair Value at 9-30-17		Valuation Technique(s)	Unobservable Input(s)	Input value(s)
Assets
Common Stocks	$84		Market comparable approach	Adjusted revenue multiple	7.53x
				Illiquidity discount	10%
Preferred Stocks	$7,570		Market comparable approach	Adjusted EBITDA multiple	8.52x
Warrants	$—	*	Third-party valuation service	Broker quotes	N/A
Corporate Debt	$—	*	Third-party valuation service	Broker quotes	N/A
Loans	$60,075		Third-party valuation service	Broker quotes	N/A

Significant increases (decreases) in the adjusted revenue multiple and adjusted EBITDA multiple inputs could result in a higher (lower) fair value measurement. However, significant increases (decreases) in the illiquidity discount input could result in a lower (higher) fair value measurement.

The following acronyms are used throughout this schedule:

GTD = Guaranteed

ICE = Intercontinental Exchange

LIBOR = London Interbank Offered Rate

PIK = Payment in Kind

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

50	ANNUAL REPORT	2017

MANAGEMENT DISCUSSION	MUNICIPAL BOND FUND

(UNAUDITED)

Bryan J. Bailey

Below, Bryan Bailey, portfolio manager of the Waddell & Reed Advisors Municipal Bond Fund, discusses positioning, performance and results for the fiscal year ended September 30, 2017. He has managed the Fund since 2000 and has 29 years of industry experience.

Fiscal Year Performance

For the 12 months ended September 30, 2017
Municipal Bond Fund (Class A shares at net asset value)	0.83%
Municipal Bond Fund (Class A shares including sales charge)	–3.44%
Benchmark(s) and/or Lipper Category
S&P Municipal Bond Index	0.84%
(generally reflects the performance of securities representing the municipal bond market)
Lipper General & Insured Municipal Debt Funds Universe Average	0.49%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

The Fund slightly underperformed its benchmark while outperforming the Lipper peer group in fiscal year2017. Underperformance, relative to the benchmark, can be explained by Fund expenses.

We started the fiscal year under a cloud of uncertainty around the U.S. Federal Open Market Committee monetary policy timetable going forward, the upcoming U.S. Presidential election, as well as a long awaited ramp up in municipal new issue supply. The election of Donald J. Trump in November 2016 was a market game changer. Interest rates spiked sharply and global equity markets rallied driven by the following factors: (1) expectations for both individual and corporate tax reform, (2) expectations for a more business-friendly regulatory environment, with rollbacks of certain growth-stunting regulations, (3) anticipated high levels of fiscal stimulus which could be funded through any combination of private money, Treasuries and municipal bonds, (4) renewed animal spirits and growth prospects, and (5) a recalibration of future inflation expectations, as a result of improving optimism. Interest rates spiked, and municipal bonds underperformed Treasuries in fourth quarter 2016, as the market re-priced in anticipation of expected tax reforms. The Federal Reserve (Fed) lifted the Fed funds rate to .50% in December 2016, decoupling U.S. monetary policy from the easy money policies of most other major global central banks.

Overly optimistic Trump agenda expectations were tempered in first quarter 2017. Failure to push through the American Healthcare Act (AHCA), essentially a repeal and replace of the Affordable Care Act (ACA or Obamacare), has cast doubt on the administration’s ability to pass any of the other elements of President Trump’s promised policy agenda. The administration was distracted from aggressively pursuing their promised agenda by defending claims of Russian election tampering, among other accusations, while also having to deal with escalated geopolitical tensions with N. Korea and Syria, among other issues. Despite the setbacks, the Fed increased the Federal funds rate to .75% at the March meeting. Investor flows into the asset class were negative over the first two quarters of the Fund fiscal year.

The second quarter of 2017 brought softer U.S. economic data and weaker inflation readings. Under this backdrop, municipal rates declined, as investors returned to the asset class and the new issue supply calendar could not keep pace with demand. There was continued hostility in Congress, as well as numerous outside distractions, which prevented President Trump from being able to staff his White House and pursue the policy agenda that he was elected to implement. The Fed and other developed market central banks began to discuss the process and timelines for the eventual reversal of the aggressive monetary stimulus that had bloated their balance sheets since the onset of the global financial crisis. Despite the weaker economic backdrop, the Fed raised the Fed funds rate to 1% at the June meeting.

Heightened geopolitical risk with N. Korea, chaos in Washington, and several natural disasters kept risk markets nervous, and increased the interest in flight-to-quality trades for the vast majority of the third quarter of 2017. However, as we moved toward quarter-end, stronger U.S. and global economic data and higher inflation readings were observed, which reversed some of the earlier pessimism. The market also began to place higher odds on passage of meaningful tax reform. There was more clarity regarding the timetables and strategies regarding the U.S. and other global central bank plans to “taper” the size of their bloated balance sheets. Speculation surrounding President Trump’s upcoming appointment for Federal Reserve chairperson has added an additional layer of uncertainty to the market.

Fund positioning and performance

The Fund both began and ended the fiscal year positioned defensively in anticipation of the eventual start of an increasing interest rate cycle and the end of the 35-year bull market in bonds. Fund sensitivity to interest rates was held at a lower

2017	ANNUAL REPORT	51

MANAGEMENT DISCUSSION	MUNICIPAL BOND FUND

(UNAUDITED)

sensitivity level relative to the Fund benchmark throughout the fiscal year. This was achieved by holding a substantial cash position, as well as approximately 8.5% exposure to Municipal Floating Rate Notes and Municipal Auction Rate Notes, at commencement of the fiscal year. While the shorter duration strategy has been a drag on performance in calendar year 2017, the strategy paid off in spades in fourth quarter 2016, as the market sold off dramatically on the heels of the Trump election. Portfolio turnover remained very low, as we felt that the Fund was structured appropriately entering the fiscal year.

Outlook

We are cautiously optimistic that some elements of the Trump agenda will be implemented in a not-overly-watered-down fashion. This has positive potential implications for economic growth, while also increasing the odds of higher inflation moving forward. However, we acknowledge that there is a risk that implementation will take longer than currently anticipated, or opposition in Washington may be so contentious that nothing gets accomplished. While there are signs that inflation is picking up by some measures, the market continues to be complacent, and is trading as if this is not a trend, but merely an uptick that will be reversed.

We enter the new fiscal year facing many of the same challenges that we faced entering fiscal year 2016: municipal market headline risk, interest rate risk, geopolitical risk, and inflation/deflation risk. However, potential tax reform could be the most challenging risk that we will need to manage in the upcoming fiscal year. While we believe that there will be a reduction in both the individual and corporate tax rates with the new administration, the defeat of the AHCA legislation and other versions of ACA repeal and replace efforts, has slowed down the momentum. We do not believe that the municipal tax exemption is in jeopardy, as the municipal market is the most developed infrastructure financing vehicle in the U.S., and could be very instrumental in funding much of President Trump’s projects, in addition to other funding sources. However, the tax code could be affected in ways that could make municipal bond interest less attractive to some buyers. We will continue to be diligent in monitoring all portfolio risks, as always.

These are very trying and volatile times for investors. While we expect U.S. gross domestic product to grow at a respectable level over the next year, there is much that could curtail what appears to be a moderate U.S. economic recovery. The Fed has begun to tighten monetary policy, and has signaled that it expects to increase the Fed funds rate an additional two or three times by the end of 2018. The Fed has also begun to prepare the market for onset of “tapering” the size of their $4.5 trillion balance sheet. If the Trump agenda gains support and momentum, the Fed may need to be more aggressive. Geopolitical and terror risk needs to be respected for its de-stabilizing potential. While not as robust as in past cycles, Chinese and Japanese economies appear to be improving, and there are signs that some European economies are beginning to experience positive growth. We remain cautiously optimistic that the U.S. economy will continue to grow modestly, and that situations outside of U.S. borders will not be powerful enough to derail the recovery. There is evidence that inflation expectations may be picking up, as the U.S. labor market continues to tighten. Other global central banks have also floated the idea of increased fiscal spending, and some are beginning to acknowledge that extreme monetary policy operations have reached the limits of creating a positive impact, with some suggesting that the time is approaching to reverse some of the stimulus operations.

We could be entering a challenging period for fixed income investors and total return expectations should probably be tempered to some degree. It is difficult to fathom outsize total returns continuing into the future, especially given that interest rates are still extremely low by all historical measures. In this low-yield environment, the fund’s yield cushion does not provide much protection from capital losses when measuring total return. However, when rates begin to rise, more attractive reinvestment opportunities should be available which will boost portfolio income.

We fully expect the municipal market to be influenced by risk on/risk off trades playing out in the Treasury market. We continue to be very cognizant that the pendulum may at some point in time swing back to renewed interest outside of the municipal bond asset class, which would potentially result in outflows in the investment grade municipal bond space. While we believe that the 35+ year bull market in bonds is nearing the end, or has already ended, we do not believe that a bear market is necessarily imminent in the short run. Bond yields could stay in a low, narrow range for the remainder of 2017, into 2018, or even longer. Very low, even negative, interest rates across the globe could continue to boost demand for higher yielding U.S. treasuries and municipal bonds, despite an improvement in the U.S. economy and increased domestic inflation expectations. The question becomes, what low levels of income will these investors tolerate before they move funds away from high quality, low yielding markets? Municipal bond new issue volume trends will need to be monitored closely. We will remain proactive and vigilant in assessing any risk to the portfolio from a change in inflation expectations, as monetary policy continues to be extraordinarily accommodative, which in our view increases the risk of inflation in the future. While there are signs that inflation is picking up by some measures, the Fed is operating in a very cautious manner, as if they believe that they are fully in control of the situation and that inflation will not become a problem that they cannot manage. The risk is that after an unprecedented period of extraordinarily easy monetary policy, they will be wrong.

We fully anticipate an elevated level of headline risk in our market. This is the new normal. However, despite all of the naysayers, the municipal bond market is and, in our opinion, will remain a very strong market from a credit perspective.

52	ANNUAL REPORT	2017

MANAGEMENT DISCUSSION	MUNICIPAL BOND FUND

(UNAUDITED)

Given these crosscurrents, the high level of uncertainty on all fronts, and our aforementioned viewpoint on the eventual direction of interest rates, we expect to keep the interest rate sensitivity of the Fund lower/neutral to the benchmark. The Fund will continue to hold an overweight cash position to give us the flexibility to take advantage of what we hope to be more attractive investment opportunities in the future. The Fund will continue to hold a reduced level of overweight positions in low A – BBB investment grade credits, in an attempt to capture additional refinancing opportunities and credit upgrades. As of September 30, the Fund had an approximately 2.3% short position in 30-year U.S. Treasury futures. However, we do not anticipate actively adding lower quality exposure, and at this time we anticipate future investments to be higher quality in nature. Going forward, we expect to keep the average credit quality of the fund in the A-AA range, while actively seeking relative value opportunities between sectors, states, and security structures. Positioning and asset distribution across the yield curve will continue to be a vital part of our investment strategy, as well as monitoring cross market technical factors. We will occasionally attempt to exploit trading opportunities in the high yield space, without compromising our style discipline. We believe that the Fund is well positioned relative to its peers entering fourth quarter 2017. The objective of the Fund remains the same, to provide income that is not subject to Federal income taxes, while maximizing tax-free total return. To achieve that objective, we plan to continue investing in short, intermediate and longer-term investment grade (primarily) municipal bonds with an emphasis on overall quality and capital preservation with minimal yield sacrifice.

The Fund’s performance noted above is at net asset value (NAV) and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Fixed income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise. The Fund may include a significant portion of its investments that will pay interest that is taxable under the Alternative Minimum Tax (AMT). Investments in municipal instruments can be volatile and significantly affected by adverse tax rulings, legislative or political changes, market or economic conditions, issuer, industry-specific (including the credit quality of municipal issuers), and other conditions. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Municipal Bond Fund.

2017	ANNUAL REPORT	53

PORTFOLIO HIGHLIGHTS	MUNICIPAL BOND FUND

ALL DATA IS AS OF SEPTEMBER 30, 2017 (UNAUDITED)

Asset Allocation
Bonds	95.8%
Municipal Bonds	95.8%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	4.2%

Lipper Rankings

Category: General & Insured Municipal Debt Funds	Rank	Percentile
1 Year	69/257	27
3 Year	154/225	69
5 Year	133/204	65
10 Year	44/155	29

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Quality Weightings

Investment Grade	85.9%
AAA	5.3%
AA	44.8%
A	22.7%
BBB	13.1%
Non-Investment Grade	9.9%
BB	2.5%
B	0.3%
CCC	0.1%
Non-rated	7.0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	4.2%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s. For securities not rated by Moody’s, ratings are obtained from Fitch. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

54	ANNUAL REPORT	2017

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	MUNICIPAL BOND FUNDS

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class Y
1-year period ended 9-30-17	-3.44%	-4.16%	-0.18%	0.96%
5-year period ended 9-30-17	1.59%	1.27%	1.57%	—
10-year period ended 9-30-17	3.97%	3.62%	3.50%	—
Since Inception of Class through 9-30-17(5)	—	—	—	1.15%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 4.25%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

(5)	6-10-16 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2017	ANNUAL REPORT	55

SCHEDULE OF INVESTMENTS	MUNICIPAL BOND FUND (in thousands)

SEPTEMBER 30, 2017

MUNICIPAL BONDS	Principal	Value
Alabama – 1.6%
The Indl Dev Board of Selma, AL, Gulf Opp Zone Bonds, Ser 2009A,
6.250%, 11–1–33	$2,000	$2,182
The Pub Edu Bldg Auth of Tuscaloosa, Student Hsng Rev Bonds (Univ of AL Ridgecrest Residential Proj), Ser 2008,
6.750%, 7–1–33	2,500	2,610
Water Works Board of the City of Birmingham, Water Rev Rfdg Bonds, Ser 2015–A,
5.000%, 1–1–35	6,555	7,542

		12,334

Alaska – 0.3%
AK Intl Arpt, Sys Rev and Rfdg Bonds, Ser 2010A,
5.000%, 10–1–21	1,735	1,908

Arizona – 1.8%
AZ Cert of Part, Ser 2010A (Insured by AGM),
5.250%, 10–1–26	2,000	2,159
Maricopa Cnty Indl Dev Auth, Rev Bonds (Banner Hlth), Ser 2016A,
4.000%, 1–1–38	8,500	8,971
Rio Nuevo Multipurp Fac Dist (Tucson, AZ), Sub Lien Excise Tax Rev Bonds, Ser 2008,
6.625%, 7–15–25	2,000	2,090

		13,220

California – 17.5%
ABAG Fin Auth for Nonprofit Corp., Rev Bonds (Sharp Hlth Care), Ser 2009B,
6.250%, 8–1–39	1,000	1,090
Arpt Comsn, San Francisco Intl Arpt Second Ser Rev Bonds, Ser 2009E,
6.000%, 5–1–39	3,000	3,237
Bay Area Toll Auth, San Francisco Bay Area Toll Bridge Rev Bonds, Ser 2008 G–1 (SIFMA Municipal Swap Index plus 110 bps),
2.040%, 4–1–45 (A)	8,500	8,649
CA (School Facilities) GO Bonds,
5.000%, 11–1–30	3,000	3,551
CA Cmnty Trans Rev (Installment Sale), Cert of Part (T.R.I.P.—Total Road Impvt Prog), Ser 2012B,
5.250%, 6–1–42	1,900	2,106
CA Hlth Fac Fin Auth, Rev Bonds (Adventist Hlth Sys/West), Ser 2009A,
5.750%, 9–1–39	3,000	3,273
CA Hlth Fac Fin Auth, Rev Bonds (Children’s Hosp of Orange Cnty), Ser 2009A,
6.500%, 11–1–38	2,000	2,218
CA Muni Fin Auth, Cmnty Hosp of Cent CA Oblig Group Cert of Part,
5.500%, 2–1–39	4,000	4,246

MUNICIPAL BONDS (Continued)	Principal	Value
California (Continued)
CA Muni Fin Auth, Edu Fac Rev Bonds (King/Chavez Academies Proj), Ser 2009A,
8.500%, 10–1–29	$1,000	$1,149
CA Pollutn Ctl Fin Auth, Solid Waste Disp Rev Bonds (Republic Svc, Inc. Proj), Ser 2002B,
5.250%, 6–1–23	2,085	2,098
CA Sch Fin Auth, Charter Sch Rev Bonds (Coastal Academy Proj), Ser 2013A,
5.000%, 10–1–33	1,000	1,052
CA Statewide Cmnty Dev Auth, Sch Fac Rev Bonds (Aspire Pub Sch), Ser 2010:
6.000%, 7–1–40	1,745	1,857
6.350%, 7–1–46	970	1,036
CA Various Purp GO Bonds:
5.250%, 9–1–26	3,500	4,053
5.500%, 4–1–28	5	5
5.250%, 10–1–29	2,500	2,705
5.750%, 4–1–31	5,000	5,360
6.000%, 3–1–33	1,000	1,119
5.000%, 4–1–37	5,000	5,767
6.000%, 11–1–39	4,500	4,951
CA Various Purp GO Rfdg Bonds,
5.000%, 2–1–33	8,000	9,218
Carson Redev Agy Redev Proj Area No. 1, Tax Alloc Bonds, Ser 2009A,
7.000%, 10–1–36	750	840
City of Los Angeles, Wastewater Sys Rev Bonds, Rfdg Ser 2015–D,
5.000%, 6–1–34	6,190	7,297
Cmnty Redev Agy of Santa Ana, Merged Proj Area Bonds, Ser 2011A,
6.250%, 9–1–24	2,000	2,321
Cnty of Sacramento, 2010 Rfdg Cert of Part, Sacramento Cnty Pub Fac Fin Corp.,
5.750%, 2–1–30	2,000	2,171
Golden State Tob Securitization Corp., Enhanced Tob Stlmt Asset-Bkd Bonds, Ser 2013A,
5.000%, 6–1–29	1,500	1,741
Golden State Tob Securitization Corp., Tob Stlmt Asset-Bkd Bonds, Ser 2015A:
5.000%, 6–1–33	3,165	3,688
5.000%, 6–1–34	2,840	3,296
Los Angeles, Wastewater Sys Rev Bonds, Ser 2015–A,
5.000%, 6–1–35	1,000	1,177
Modesto, CA, Irrigation Dist Fin Auth, Elec Sys Rev Bonds, Ser 2015A,
5.000%, 10–1–36	3,600	4,112
Palamar Hlth, Rfdg Rev Bonds, Ser 2016,
5.000%, 11–1–39	3,500	3,865
Palomar Pomerado Hlth, GO Bonds, Election of 2004, Ser 2009A:
0.000%, 8–1–31 (B)	3,315	2,079
0.000%, 8–1–32 (B)	5,000	3,001
0.000%, 8–1–33 (B)	5,000	2,864

MUNICIPAL BONDS (Continued)	Principal	Value
California (Continued)
Palomar Pomerado Hlth, San Diego Cnty, CA, Cert of Part,
6.750%, 11–1–39	$2,750	$3,080
Pub Fac Fin Auth of San Diego, Sr Sewer Rev Bonds, Ser 2009A,
5.250%, 5–15–34	3,000	3,212
Redev Agy for Riverside, Interstate 215 Corridor Redev Proj Area, 2010 Tax Alloc Bonds, Ser E,
6.500%, 10–1–40	1,500	1,744
Redev Agy of San Diego, Naval Training Ctr Redev Proj, Tax Alloc Bonds, Ser 2010A,
5.750%, 9–1–40	1,000	1,137
Sacramento Area Flood Ctl Agy, Consolidated Cap Assmt Dist Bonds, Ser 2008 (Insured by BHAC),
5.500%, 10–1–28	500	523
San Jose Merged Area Redev Proj, Hsng Set-Aside Tax Alloc Bonds, Ser 2010A–1,
5.500%, 8–1–35	1,000	1,093
San Jose, CA, Arpt Rev Bonds, Ser 2011A–1,
5.250%, 3–1–21	3,185	3,608
Southn CA Pub Power Auth, Transmission Proj Rev Bonds (Southn Transmission Proj), Ser 2008B,
6.000%, 7–1–27	1,000	1,039
State Pub Works Board of CA, Lease Rev Bonds (Various Cap Proj), Ser 2009I,
6.375%, 11–1–34	500	556
State Pub Works Board of CA, Lease Rev Bonds (Various Cap Proj), Ser 2009G–1,
5.750%, 10–1–30	1,000	1,095
The Regents of the Univ of CA, Gen Rev Bonds, Ser 2013AI,
5.000%, 5–15–34	3,500	4,072
Tuolumne Wind Proj Auth, Rev Bonds (Tuolumne Co Proj), Ser 2009A,
5.875%, 1–1–29	1,000	1,062
Vernon Elec Sys Rev Bonds, Ser 2012A,
5.500%, 8–1–41	2,185	2,423

		131,836

Colorado – 2.8%
City and Cnty of Broomfield, CO, Rfdg Cert of Part, Ser 2010,
5.000%, 12–1–23	2,065	2,316
CO Edu and Cultural Fac Auth, Charter Sch Rev Bonds (The Classical Academy Proj), Ser 2008A:
6.750%, 12–1–23	1,145	1,210
7.400%, 12–1–38	1,000	1,075
CO Edu and Cultural Fac Auth, Independent Sch Rev Rfdg Bonds (Vail Mountain Sch Proj), Ser 2010,
6.125%, 5–1–40	2,975	3,358

56	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	MUNICIPAL BOND FUND (in thousands)

SEPTEMBER 30, 2017

MUNICIPAL BONDS (Continued)	Principal	Value
Colorado (Continued)
CO Higher Edu Cap Constr, Lease Purchase Fin Prog, Cert of Part, Ser 2008:
5.500%, 11–1–27	$1,000	$1,049
Denver Hlth and Hosp Auth, Hlthcare Recovery Zone, Fac Rev Bonds, Ser 2010,
5.625%, 12–1–40	3,250	3,483
Joint Sch Dist No. 28J, Adams and Arapahoe Cnty, CO, GO Bonds, Ser 2008,
6.000%, 12–1–28	2,500	2,648
Rgnl Trans Dist of CO, Cert of Part, Ser 2015A,
5.000%, 6–1–35	1,000	1,144
Rgnl Trans Dist, Private Activity Bonds (Denver Transit Partn Eagle P3 Proj), Ser 2010,
6.500%, 1–15–30	4,250	4,733

		21,016

Connecticut – 0.3%
Cap City Econ Dev Auth, Prkg and Enrg Fee Rev Bonds, Ser 2008D,
5.750%, 6–15–34	2,500	2,579

District Of Columbia – 1.4%
DC Hosp Rev Bonds (Sibley Mem Hosp Issue), Ser 2009,
6.375%, 10–1–39	2,250	2,487
Metro WA DC Arpt Auth, Dulles Toll Road, Second Sr Lien Rev Bonds, Ser 2009C,
0.000%, 10–1–41 (B)	6,500	8,433

		10,920

Florida – 6.2%
Brevard Cnty, FL, Indl Dev Rev Bonds (TUFF FL Tech Proj), Ser 2009,
6.750%, 11–1–39	2,500	2,656
Citizens Ppty Ins Corp., Coastal Account Sr Secured Bonds, Ser 2011A–1,
5.000%, 6–1–20	1,000	1,098
Hillsborough Cnty Aviation Auth, FL Intl Arpt, Sub Rev Bonds, Ser 2015B,
5.000%, 10–1–35	1,700	1,933
Hillsborough Cnty Indl Dev Auth, Indl Dev Rev Bonds, Hlth Fac Proj (Univ Cmnty Hosp), Ser 2008A,
5.625%, 8–15–29	3,600	3,747
Miami-Dade Cnty, FL, Aviation Rev Bonds, Miami Intl Arpt (Hub of the Americas), Ser 2009A,
5.500%, 10–1–36	2,500	2,705
Miami-Dade Cnty, FL, Aviation Rev Bonds, Ser 2010A,
5.500%, 10–1–41	2,885	3,185
Miami-Dade Cnty, FL, Aviation Rev Bonds, Ser 2010B,
5.000%, 10–1–23	1,500	1,660

MUNICIPAL BONDS (Continued)	Principal	Value
Florida (Continued)
Miami-Dade Cnty, FL, GO Bonds (Bldg Better Cmnty Prog), Ser 2008B,
6.250%, 7–1–26	$2,500	$2,600
Miami-Dade Cnty, FL, Water and Sewer Sys Rev Rfdg Bonds, Ser 2008B (Insured by AGM),
5.250%, 10–1–22	5,000	5,892
Miami-Dade Cnty, FL, Water and Sewer Sys Rev Rfdg Bonds, Ser 2008C (Insured by BHAC),
6.000%, 10–1–23	2,500	2,626
Mid-Bay Bridge Auth, Springing Lien Rev Bonds, Ser 2011A,
7.250%, 10–1–34	3,000	3,691
Orange Cnty Hlth Fac Auth, Rev Bonds (Presbyterian Ret Cmnty Proj), Ser 2016,
5.000%, 8–1–36	4,125	4,504
Port St. Lucie, FL, Spl Assmt Rfdg Bonds (City Ctr Spl Assmt Dist), Ser 2008A,
6.500%, 7–1–35	2,500	2,605
South Lake Cnty Hosp Dist, Rev Bonds (South Lake Hosp, Inc.), Ser 2009A,
6.250%, 4–1–39	1,000	1,062
St. Johns Cnty Indl Dev Auth, Rev Bonds (Presbyterian Ret Cmnty Proj), Ser 2010A,
5.875%, 8–1–40	3,500	3,954
Volusia Cnty Edu Fac Auth, Edu Fac Rev Rfdg Bonds (Embry–Riddle Aeronautical Univ, Inc. Proj), Ser 2011,
5.250%, 10–15–22	2,250	2,606

		46,524

Georgia – 1.5%
Atlanta Arpt, Gen Rev Rfdg Bonds, Ser 2010C,
5.750%, 1–1–23	2,000	2,284
Atlanta Dev Auth, Edu Fac Rev Bonds (Panther Place LLC Proj), Ser 2009A,
5.000%, 7–1–37	3,495	3,737
Atlanta, GA, Water and Wastewater Rev Bonds, Ser 2009B:
5.375%, 11–1–39	3,000	3,268
Muni Elec Auth of GA, Proj One Sub Bonds, Ser 2008D:
6.000%, 1–1–23	2,100	2,179

		11,468

Idaho – 0.5%
Boise City, ID, Arpt Rev Rfdg Bonds (Air Terminal Fac Proj), Ser 2011:
5.750%, 9–1–19	750	813
5.750%, 9–1–20	1,000	1,123
ID Hlth Fac Auth, Rev Bonds (St. Luke’s Hlth Sys Proj), Ser 2008A,
6.750%, 11–1–37	2,000	2,105

		4,041

MUNICIPAL BONDS (Continued)	Principal	Value
Illinois – 4.3%
Belleville, IL, Tax Incr Rfdg Rev Bonds (Frank Scott Pkwy Redev Proj), Ser 2007A,
5.700%, 5–1–36	$1,750	$1,750
Chicago O’Hare Intl Arpt, Gen Arpt Sr Lien Rev Bonds, Ser 2016D (Insured by BAMAC),
5.250%, 1–1–37	2,500	2,958
Cmnty College Dist No. 525 Cnty of Will, Grundy, Livingston, Cook, Kendall, LaSalle, and Kankakee (Joliet Jr College), GO Bonds (Alternate Rev Source), Ser 2008:
5.750%, 6–1–28	1,000	1,031
IL Fin Auth, Rev and Rfdg Bonds (Roosevelt Univ Proj), Ser 2009,
6.500%, 4–1–39	2,500	2,675
IL Fin Auth, Rev Bonds (Rush Univ Med Ctr Oblig Group), Ser 2009A,
7.250%, 11–1–30	2,500	2,667
IL Fin Auth, Rev Bonds, The Univ of Chicago, Ser 2008B,
5.750%, 7–1–33	2,500	2,589
IL Fin Auth, Rev Rfdg Bonds (DePaul Univ), Ser 2016A,
4.000%, 10–1–34	2,000	2,105
IL Metro Pier and Exposition Auth, McCormick Place Expansion Proj Rfdg Bonds, Ser 2010B–1,
0.000%, 6–15–43 (B)	2,000	682
IL Muni Elec Agy, Power Supply Sys Rev Rfdg Bonds, Ser 2015A,
5.000%, 2–1–32	3,000	3,494
IL Sales Tax Rev Bonds (Jr Oblig), Ser 2013,
5.000%, 6–15–26	1,700	1,949
IL State Toll Hwy Auth, Toll Hwy Sr Rev Bonds, Ser 2013A,
5.000%, 1–1–35	4,100	4,602
IL State Toll Hwy Auth, Toll Hwy Sr Rev Bonds, Ser 2015B,
5.000%, 1–1–37	2,000	2,281
Rgnl Trans Auth, Cook, DuPage, Kane, Lake, McHenry and Will Cnty, IL, GO Bonds, Ser 2002A,
6.000%, 7–1–24	3,080	3,846

		32,629

Iowa – 1.0%
Altoona, IA, Annual Appropriation Urban Renewal Tax Incr Rev Bonds, Ser 2008,
5.750%, 6–1–31	1,000	1,033
IA Fin Auth, IA State Revolving Fund Rev Bonds, Ser 2008,
6.000%, 8–1–27	2,500	2,608
IA Higher Edu Loan Auth, Private College Fac Rev and Rfdg Bonds (Upper IA Univ Proj), Ser 2010,
6.000%, 9–1–39	2,145	2,446
IA Higher Edu Loan Auth, Private College Fac Rev Bonds (Upper IA Univ Proj), Ser 2012,
5.000%, 9–1–33	1,000	1,195

		7,282

2017	ANNUAL REPORT	57

SCHEDULE OF INVESTMENTS	MUNICIPAL BOND FUND (in thousands)

SEPTEMBER 30, 2017

MUNICIPAL BONDS (Continued)	Principal	Value
Kansas – 1.8%
Arkansas City, KS, Pub Bldg Comsn, Rev Bonds (South Cent KS Rgnl Med Ctr), Ser 2009,
7.000%, 9–1–38	$2,000	$2,111
Overland Park, KS, Trans Dev Dist, Sales Tax Rev Bonds (Oak Park Mall Proj), Ser 2010,
5.900%, 4–1–32	2,650	2,734
Saint Marys, KS, Pollutn Ctl Rev Bonds (Westn Res, Inc. Proj), Ser 1994 (Auction rate),
1.640%, 4–15–32 (A)	2,550	2,372
Unif Govt of Wyandotte Cnty, Kansas City, KS, Trans Dev Dist Sales Tax Rev Bonds (NFM – Cabela’s Proj), Ser 2006,
5.000%, 12–1–27	490	490
Wamego, KS, Pollutn Ctl Rev Bonds (Westn Res, Inc. Proj), Ser 1994 (Auction rate),
1.760%, 4–15–32 (A)	6,500	5,980

		13,687

Kentucky – 1.0%
KY Econ Dev Fin Auth, Hosp Rev Bonds, Ser 2010A:
6.375%, 6–1–40	4,500	5,117
6.500%, 3–1–45	2,000	2,281

		7,398

Louisiana – 2.5%
Jefferson Parish Hosp Dist No. 1, Parish of Jefferson, LA, Hosp Rev Bonds, Ser 1998B,
5.250%, 1–1–28	1,000	1,113
LA Local Govt Envirnmt Fac and Cmnty Dev Auth, Hosp Rev Bonds (Women’s Hosp Fndtn Gulf Opp Zone Proj), Ser 2010B,
6.000%, 10–1–44	5,250	6,007
LA Local Govt Envirnmt Fac and Cmnty Dev Auth, Rev Bonds (Shreveport Arpt Cargo Fac Proj), Ser 2008C,
7.000%, 1–1–33	1,000	1,073
Lafayette Pub Trust Fin Auth, Rev Bonds (Ragin’ Cajun Fac, Inc. Hsng and Prkg Proj), Ser 2010,
5.250%, 10–1–20	2,040	2,258
New Orleans Aviation Board, Gulf Opp Zone CFC Rev Bonds (Consolidated Rental Car Proj), Ser 2009A,
6.500%, 1–1–40	1,000	1,058
New Orleans Aviation Board, Rev Rfdg Bonds (Restructuring GARBs), Ser 2009A – 1,
6.000%, 1–1–23	1,500	1,594

MUNICIPAL BONDS (Continued)	Principal	Value
Louisiana (Continued)
New Orleans, LA, GO Rfdg Bonds, Ser 2012 (Insured by AGM):
5.000%, 12–1–25	$1,500	$1,713
5.000%, 12–1–26	2,000	2,277
5.000%, 12–1–27	1,500	1,704

		18,797

Maine – 0.1%
ME Edu Loan Auth, Student Loan Rev Bonds (Supplemental Edu Loan Prog), Ser 2009A – 3,
5.875%, 12–1–39	805	849

Maryland – 1.2%
MD Econ Dev Corp., Econ Dev Rev Bonds (Terminal Proj), Ser B,
5.750%, 6–1–35	1,750	1,873
MD Hlth and Higher Edu Fac Auth, Rev Bonds, Johns Hopkins Hlth Sys Oblig Group Issue, Ser 2012D (3 – Month U.S. LIBOR*0.67 plus 83 bps),
1.659%, 5–15–38 (A)	5,335	5,335
MD Hlth and Higher Edu Fac Auth, Rev Bonds, Patterson Park Pub Charter Sch Issue, Ser 2010A,
6.000%, 7–1–40	1,500	1,540

		8,748

Massachusetts – 0.7%
MA Dev Fin Agy, Rev Bonds, Foxborough Rgnl Charter Sch Issue, Ser 2010,
6.375%, 7–1–30	2,005	2,165
MA Hlth and Edu Fac Auth, Rev Bonds, Springfield College Issue, Ser 2010,
5.625%, 10–15–40	1,000	1,094
MA Hlth and Edu Fac Auth, Rev Rfdg Bonds, Suffolk Univ Issue, Ser 2009A:
5.750%, 7–1–39	1,615	1,739

		4,998

Michigan – 2.5%
MI Fin Auth, Hosp Rev and Rfdg Bonds (Trinity Hlth Credit Group), Ser 2015MI,
5.000%, 12–1–35	2,500	2,839
MI State Bldg Auth, Rev and Rfdg Bonds (Fac Prog), Ser 2015I,
5.000%, 4–15–34	2,500	2,903
MI State Hosp Fin Auth, Hosp Rev and Rfdg Bonds (Henry Ford Hlth Sys), Ser 2009,
5.750%, 11–15–39	4,250	4,668
Royal Oak Hosp Fin Auth, Hosp Rev and Rfdg Bonds (William Beaumont Hosp Oblig Group), Ser 2009V,
8.000%, 9–1–29	3,950	4,205

MUNICIPAL BONDS (Continued)	Principal	Value
Michigan (Continued)
Royal Oak Hosp Fin Auth, Hosp Rev and Rfdg Bonds (William Beaumont Hosp Oblig Group), Ser 2009W,
6.000%, 8–1–39	$2,000	$2,179
State Bldg Auth, Rev and Rev Rfdg Bonds (Fac Prog), Ser 2008I:
6.000%, 10–15–38	2,000	2,104

		18,898

Minnesota – 0.4%
Minneapolis Hlth Care Sys, Rev Bonds (Fairview Hlth Svc), Ser 2008A,
6.750%, 11–15–32	1,000	1,065
Minneapolis – St. Paul Metro Arpt Comsn, Sub Arpt Rev Rfdg Bonds, Ser 2010D,
5.000%, 1–1–20	2,000	2,164

		3,229

Missouri – 2.0%
Belton, MO, Cert of Part, Ser 2008,
5.125%, 3–1–25	1,000	1,018
Hlth and Edu Fac Auth, Hlth Fac Rev Bonds (The Children’s Mercy Hosp), Ser 2009:
5.625%, 5–15–39	2,250	2,414
Indl Dev Auth of Cape Girardeau Cnty, MO, Hlth Fac Rev Bonds (Saint Francis Med Ctr), Ser 2009A,
5.750%, 6–1–39	1,000	1,078
MO Joint Muni Elec Util Comsn, Power Proj Rev Rfdg Bonds (Prairie State Proj), Ser 2015A:
5.000%, 12–1–29	1,550	1,815
5.000%, 12–1–30	1,200	1,399
5.000%, 12–1–31	1,000	1,162
MO Joint Muni Elec Util Comsn, Power Proj Rev Rfdg Bonds (Iatan 2 Proj), Ser 2015A,
5.000%, 12–1–36	5,650	6,398

		15,284

Nebraska – 0.1%
Hosp Auth No. 1 of Sarpy Cnty, NE, Hlth Fac Rev Bonds (Immanuel Oblig Group), Ser 2010,
5.625%, 1–1–40	1,000	1,058

Nevada – 0.7%
Las Vegas Redev Agy, NV, Tax Incr Rev Bonds, Ser 2009A,
8.000%, 6–15–30	3,000	3,350
Overton Power Dist No. 5 (NV), Spl Oblig Rev Bonds, Ser 2008,
8.000%, 12–1–25	1,715	1,855

		5,205

58	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	MUNICIPAL BOND FUND (in thousands)

SEPTEMBER 30, 2017

MUNICIPAL BONDS (Continued)	Principal	Value
New Hampshire – 0.7%
Business Fin Auth, Rev Bonds, Elliot Hosp Oblig Group Issue, Ser 2009A,
6.125%, 10–1–39	$1,635	$1,799
NH Hlth and Edu Fac Auth, Rev Bonds, Rivermead Issue, Ser 2011A,
6.875%, 7–1–41	1,000	1,117
NH Hlth and Edu Fac Auth, FHA Insd Mtg Rev Bonds, LRG Hlthcare Issue, Ser 2009 (Insured by FHA),
7.000%, 4–1–38	1,985	2,215

		5,131

New Jersey – 4.2%
Hudson Cnty Impvt Auth (Hudson Cnty, NJ), Fac Lease Rev Rfdg Bonds (Hudson Cnty Lease Proj), Ser 2010,
5.375%, 10–1–21	2,500	2,858
NJ Econ Dev Auth, Rev Bonds (Provident Group – Montclair Ppty LLC – Montclair St Univ Student Hsng Proj), Ser 2010A,
5.750%, 6–1–31	2,900	3,163
NJ Econ Dev Auth, Sch Fac Constr Rfdg Bonds, Ser 2011EE,
5.250%, 9–1–24	2,545	2,748
NJ Edu Fac Auth, Rev Rfdg Bonds, Univ of Medicine and Dentistry of NJ Issue, Ser 2009B,
7.500%, 12–1–32	1,000	1,108
NJ Higher Edu Student Assistance Auth, Student Loan Rev Bonds, Ser 2011–1:
5.000%, 12–1–19	1,385	1,486
5.500%, 12–1–21	1,145	1,299
NJ Hlth Care Fac Fin Auth, Rev Bonds, Virtua Hlth Issue, Ser 2009A,
5.500%, 7–1–38	1,500	1,605
NJ Tpk Auth, Tpk Rev Bonds, Ser 2000D (BMA Index*2.65),
1.645%, 1–1–30 (A)	6,625	6,625
NJ Trans Trust Fund Auth, Trans Sys Bonds (Cap Apprec Bonds), Ser 2010A,
0.000%, 12–15–40 (B)	8,000	2,709
NJ Trans Trust Fund Auth, Trans Sys Bonds, Ser 2005B,
5.250%, 12–15–22	3,500	3,961
NJ Trans Trust Fund Auth, Trans Sys Bonds, Ser 2006A (Insured by AGM/CR),
5.500%, 12–15–22	1,000	1,164
Passaic Vly Sewerage Commissioners (NJ), Sewer Sys Bonds, Ser G,
5.750%, 12–1–21	2,500	2,903

		31,629

MUNICIPAL BONDS (Continued)	Principal	Value
New Mexico – 0.1%
NM Mtg Fin Auth, Sngl Fam Mtg Prog Class I Bonds, Ser 2008D – 2 (Insured by GNMA/FNMA/FHLMC),
5.250%, 7–1–30	$765	$778

New York – 11.5%
Dormitory Auth of the State of NY, State Personal Income Tax Rev Bonds (Gen Purp), Ser 2015C (Tax –Exempt),
5.000%, 2–15–38	4,250	4,924
Metro Trans Auth, Trans Rev Bonds, Ser 2014C,
5.000%, 11–15–36	2,625	3,053
Metro Trans Auth, Trans Rev Bonds, Ser 2015A – 2 (SIFMA Municipal Swap Index plus 58 bps),
1.520%, 11–15–39 (A)	6,000	5,995
Metro Trans Auth, Trans Rev Green Bonds, Ser 2016A – 1,
5.000%, 11–15–41	1,605	1,846
Metro Trans Auth, Trans Rev Rfdg Bonds, Ser 2015C – 1,
5.000%, 11–15–35	2,500	2,947
NY Convention Ctr Dev Corp., Rev Rfdg Bonds (Hotel Unit Fee Secured), Ser 2015,
5.000%, 11–15–34	6,000	7,015
NY Dormitory Auth, Mercy Med Ctr Rev Bonds (Catholic Hlth of Long Island Oblig Group), Ser 1999B (Auction rate),
2.361%, 7–1–29 (A)	7,600	7,077
NY Enrg Research and Dev Auth, Pollutn Ctl Rev Bonds (Niagara Mohowk Power Corp. Proj), Ser 1985A (Insured by AMBAC) (Auction rate),
3.088%, 12–1–23 (A)	4,350	4,350
NY Enrg Research and Dev Auth, Pollutn Ctl Rev Bonds (Niagara Mohawk Power Corp. Proj), Ser 2004A (Insured by Capital Assurance, Inc.) (Auction rate),
3.088%, 7–1–29 (A)	3,830	3,868
NY State Enrg Research and Dev Auth, Fac Rev Bonds (Consolidated Edison Co. of NY, Inc. Proj), Sub Ser 1999A–1 (Insured by AMBAC) (Auction rate),
1.365%, 5–1–34 (A)	8,000	7,460
NYC GO Bonds, Ser 2014D-1,
5.000%, 8–1–30	2,000	2,361
NYC Hsng Dev Corp., Multi-Fam Hsng Rev Bonds, Ser 2009K,
4.950%, 11–1–39	2,000	2,048
NYC Indl Dev Agy, Pilot Rev Bonds (Yankee Stadium Proj), Ser 2009A:
0.000%, 3–1–25 (B)	2,675	2,213
0.000%, 3–1–26 (B)	2,685	2,138
0.000%, 3–1–27 (B)	2,500	1,920

MUNICIPAL BONDS (Continued)	Principal	Value
New York (Continued)
NYC Muni Water Fin Auth, Water and Sewer Sys Second Gen Resolution Rev Bonds, Ser 2015HH,
5.000%, 6–15–37	$8,500	$9,910
NYC Transitional Fin Auth, Future Tax Secured Tax-Exempt Sub Bonds, Ser 2013I,
5.000%, 5–1–29	2,600	3,048
Port Auth of NY & NJ Consolidated Bonds, One Hundred Fifty-Second Ser (Insured by BHAC),
5.750%, 11–1–30	4,490	4,617
Util Debt Securitization Auth, Restructuring Bonds, Ser 2013TE,
5.000%, 12–15–31	8,500	10,108

		86,898

North Carolina – 0.5%
NC Eastn Muni Power Agy, Power Sys Rev Bonds, Ser 2008C,
6.750%, 1–1–24	1,000	1,072
NC Tpk Auth, Triangle Expressway Sys Rev Bonds, Ser 2009A:
0.000%, 1–1–37 (B)	3,000	1,459
5.750%, 1–1–39	1,000	1,059

		3,590

Ohio – 1.6%
Greene Cnty Port Auth, Adult Svc Fac Rev Bonds (Greene, Inc. Proj), Ser 2009,
7.500%, 12–1–33	1,000	1,137
OH Air Quality Dev Auth, Air Quality Rev Bonds (OH Vly Elec Corp. Proj), Ser 2009E,
5.625%, 10–1–19	2,000	2,070
OH Air Quality Dev Auth, Envirnmt Impvt Rev Bonds (Buckeye Power, Inc. Proj), Ser 2010,
5.750%, 12–1–30	4,500	5,099
OH Hosp Fac Rev Bonds (Summa Hlth Sys 2010 Proj):
5.750%, 11–15–40	1,000	1,099
OH Hosp Rev Bonds (Cleveland Clinic Hlth Sys Oblig Group), Ser 2008A,
5.250%, 1–1–33	2,000	2,022
OH Hsng Fin Agy, Residential Mtg Rev Bonds (Mtg-Bkd Sec Prog), Ser 2008J (Insured by GNMA/FNMA/FHLMC),
6.200%, 9–1–33	310	320

		11,747

Oklahoma – 0.1%
OK Muni Power Auth, Power Supply Sys Rev Bonds, Ser 2008A,
5.875%, 1–1–28	1,000	1,013

2017	ANNUAL REPORT	59

SCHEDULE OF INVESTMENTS	MUNICIPAL BOND FUND (in thousands)

SEPTEMBER 30, 2017

MUNICIPAL BONDS (Continued)	Principal	Value
Oregon – 0.9%
Port of Portland, OR, Portland Intl Arpt Rfdg Rev Bonds, Ser Twenty-Three,
5.000%, 7–1–33	$5,000	$5,815
Port of Portland, Portland Intl Arpt, Rev Bonds, Subser 20C,
5.000%, 7–1–22	1,000	1,098

		6,913

Pennsylvania – 6.6%
Butler Cnty Hosp Auth, Hosp Rev Bonds (Butler Hlth Sys Proj), Ser 2009B,
7.250%, 7–1–39	1,000	1,105
Dauphin Cnty Gen Auth, Hlth Sys Rev Bonds (Pinnacle Hlth Sys Proj), Ser 2009A:
6.000%, 6–1–29	2,000	2,162
6.000%, 6–1–36	2,750	2,974
Lycoming Cnty Auth, Hlth Sys Rev Bonds (Susquehanna Hlth Sys Proj), Ser 2009A,
5.750%, 7–1–39	3,500	3,759
PA Higher Edu Fac Auth, Rev Bonds (Shippensburg Univ Student Svc, Inc. Student Hsng Proj at Shippensburg Univ of PA), Ser 2011,
6.000%, 10–1–26	2,500	2,753
PA Tpk Comsn, Tpk Sub Rev Bonds, Ser 2009C,
0.000%, 6–1–33 (B)	4,000	5,148
PA Tpk Comsn, Tpk Sub Rev Bonds, Ser 2009D,
5.500%, 12–1–41	2,250	2,453
PA Tpk Comsn, Tpk Sub Rev Bonds, Ser 2010 B-2:
5.750%, 12–1–28	8,500	9,733
Philadelphia Auth Indl Dev, Rev Bonds (Mariana Bracetti Academy Charter Sch Proj), Ser 2011,
7.250%, 12–15–31	2,600	2,918
Philadelphia, PA, Arpt Rev Bonds, Ser 2010D,
5.250%, 6–15–22	5,000	5,477
Philadelphia, PA, GO Rfdg Bonds, Ser 2008A (Insured by AGM),
5.250%, 12–15–24	10,750	11,310

		49,792

Puerto Rico – 0.1%
PR Aqueduct and Sewer Auth, Rev Bonds, Ser A,
5.000%, 7–1–28	1,000	1,017

Rhode Island – 0.4%
RI Hlth and Edu Bldg Corp., Hosp Fin Rev Bonds, Lifespan Oblig Group Issue, Ser 2009A,
6.250%, 5–15–30	1,590	1,726

MUNICIPAL BONDS (Continued)	Principal	Value
Rhode Island (Continued)
RI Student Loan Auth, Student Loan Prog Rev Bonds, Sr Ser 2008A,
5.250%, 12–1–18	$1,335	$1,346

		3,072

South Carolina – 0.6%
SC Jobs – Econ Dev Auth, Student Hsng Rev Bonds (Coastal Hsng Fndtn LLC Proj), Ser 2009A,
6.500%, 4–1–42	4,015	4,544

Tennessee – 0.9%
Memphis-Shelby Cnty Arpt Auth, Arpt Rfdg Rev Bonds, Ser 2011A-1:
5.750%, 7–1–19	2,220	2,389
5.750%, 7–1–20	1,330	1,485
The Hlth and Edu Fac Board of Johnson City, TN, Hosp Rfdg Rev Bonds (Mountain States Hlth Alliance), Ser 2010A,
6.500%, 7–1–38	2,500	2,748

		6,622

Texas – 11.8%
Arlington, TX, Spl Tax Rev Bonds, Ser 2008 (Insured by BHAC):
5.500%, 8–15–27	2,000	2,035
Bexar Cnty Hlth Fac Dev Corp., Rev Bonds (Army Ret Residence Fndtn Proj), Ser 2010,
6.200%, 7–1–45	3,250	3,697
Cap Area Cultural Edu Fac Fin Corp., Rev Bonds (The Roman Catholic Diocese of Austin), Ser 2005B,
6.125%, 4–1–45	1,000	1,097
Cass Cnty Indl Dev Corp., Envirnmt Impvt Rev Rfdg Bonds, Ser 2009A,
9.250%, 3–1–24	2,500	2,760
Clifton Higher Edu Fin Corp., Edu Rev Bonds (Uplift Edu), Ser 2014A,
4.250%, 12–1–34	2,000	2,036
Dallas Independent Sch Dist (Dallas Cnty, TX), Unlimited Tax Sch Bldg Bonds, Ser 2008,
6.375%, 2–15–34	2,500	2,551
Frisco Independent Sch Dist (Collin and Denton Cnty, TX), Unlimited Tax Sch Bldg Bonds, Ser 2008A,
6.000%, 8–15–38	2,500	2,611
Harris Cnty Hlth Fac Dev Corp., Hosp Rev Rfdg Bonds (Mem Hermann Hlthcare Sys), Ser 2008B,
7.000%, 12–1–27	2,500	2,674
Harris Cnty Hlth Fac Dev Corp., Thermal Util Rev Bonds (Teco Proj), Ser 2008,
5.000%, 11–15–26	2,500	2,608
Lower Colorado River Auth, Rfdg Rev Bonds, Ser 2008A:
6.250%, 5–15–28	2,500	2,583
Mission Econ Dev Corp., Solid Waste Disp Rev Bonds (Dallas Clean Enrg McCommas Bluff LLC Proj), Ser 2011,
5.625%, 12–1–17	1,265	1,269

MUNICIPAL BONDS (Continued)	Principal	Value
Texas (Continued)
North Harris Cnty Rgnl Water Auth, Sr Lien Rev and Rfdg Bonds, Ser 2016,
4.000%, 12–15–35	$3,090	$3,314
North TX Twy Auth, Sys Rev Rfdg Bonds, Ser 2008D,
0.000%, 1–1–30 (B)	24,000	16,522
Pharr, TX, Higher Edu Fin Auth, Edu Rev Bonds (Idea Pub Sch), Ser 2009A:
6.500%, 8–15–39	1,000	1,100
Tarrant Cnty Cultural Edu Fac Fin Corp., Ret Fac Rev Bonds (Buckingham Sr Living Cmnty, Inc. Proj), Ser 2007,
5.750%, 11–15–37	3,000	3,005
Tarrant Cnty Cultural Edu Fac Fin Corp., Ret Fac Rev Bonds (Buckingham Sr Living Cmnty, Inc. Proj), Ser 2015A,
5.250%, 11–15–35	500	520
Trinity River Auth of TX (Tarrant Cnty Water Proj), Impvt Rev Bonds, Ser 2008,
5.750%, 2–1–26	1,500	1,525
TX Private Activity Bond Surface Trans Corp., Sr Lien Rev Bonds (North Tarrant Express Managed Lanes Proj), Ser 2009,
6.875%, 12–31–39	2,000	2,224
TX Private Activity Bond Surface Trans Corp., Sr Lien Rev Bonds (LBJ Infra Group LLC IH–635 Managed Lanes Proj), Ser 2010:
7.500%, 6–30–33	2,250	2,566
7.000%, 6–30–40	5,000	5,653
TX Pub Fin Auth Charter Sch Fin Corp., Edu Rev Bonds (Cosmos Fndtn, Inc.), Ser 2010A,
6.200%, 2–15–40	2,500	2,789
TX Pub Fin Auth, TX Southn Univ Rev Fin Sys Bonds, Ser 2011,
6.750%, 5–1–26	3,740	4,198
TX Tpk Auth, Cent TX Tpk Sys, First Tier Rev Bonds, Ser 2002A (Insured by BHAC):
0.000%, 8–15–26 (B)	24,500	19,610

		88,947

Utah – 0.2%
UT State Charter Sch Fin Auth, Charter Sch Rev Bonds (Syracuse Arts Acadamy Proj), Ser 2017,
5.000%, 4–15–37	1,000	1,127

Virgin Islands – 0.1%
VI Pub Fin Auth, Sub Rev Bonds (VI Matching Fund Loan Note—Diageo Proj), Ser 2009A,
6.750%, 10–1–37	900	618

60	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	MUNICIPAL BOND FUND (in thousands)

SEPTEMBER 30, 2017

MUNICIPAL BONDS (Continued)	Principal	Value
Virginia – 0.6%
Indl Dev Auth of Washington Cnty, VA, Hosp Rev Bonds (Mountain States Hlth Alliance), Ser 2009C,
7.500%, 7–1–29	$2,500	$2,662
Isle of Wight Cnty, VA, GO Pub Impvt Bonds, Ser 2008B,
6.000%, 7–1–27	1,605	1,706

		4,368

Washington – 1.5%
Port of Seattle, Intermediate Lien Rev Rfdg Bonds, Ser 2015B,
5.000%, 3–1–35	1,700	1,976
WA Hlth Care Fac Auth, Rev Bonds (Cent WA Hlth Svcs Assoc), Ser 2009,
7.000%, 7–1–39	1,000	1,103
WA Hlth Care Fac Auth, Rev Bonds (Providence Hlth & Svc), Ser 2014D,
5.000%, 10–1–38	5,000	5,528
WA Hlth Care Fac Auth, Rev Bonds (Seattle Cancer Care Alliance), Ser 2008,
7.125%, 3–1–29	2,500	2,713

		11,320

Wisconsin – 1.1%
WI Gen Fund Annual Appropriation Bonds, Ser 2009A:
5.750%, 5–1–33	1,000	1,075
WI Hlth and Edu Fac Auth, Rev Bonds (Aurora Hlth Care, Inc.), Ser 2010A,
5.625%, 4–15–39	1,500	1,609
WI Hlth and Edu Fac Auth, Rev Bonds (Med College of WI, Inc.), Ser 2016,
5.000%, 12–1–41	3,250	3,703
WI Hlth and Edu Fac Auth, Rev Bonds (Pro Hlth Care, Inc. Oblig Group), Ser 2009,
6.625%, 2–15–39	2,000	2,154

		8,541

MUNICIPAL BONDS (Continued)	Principal	Value
Wyoming – 0.1%
WY Muni Power Agy, Power Supply Sys Rev Bonds, Ser 2008A,
5.500%, 1–1–28	$1,000	$1,012

TOTAL MUNICIPAL BONDS – 95.8%		$722,587
(Cost: $653,561)

SHORT–TERM SECURITIES
Commercial Paper(C) – 1.3%
McDonalds Corp.,
1.500%, 10–11–17	3,000	2,999
Sysco Corp.,
1.350%, 10–2–17	6,761	6,760

		9,759

Master Note – 0.3%
Toyota Motor Credit Corp. (1–Month U.S. LIBOR plus 15 bps),
1.450%, 10–4–17 (D)	2,376	2,376

Municipal Obligations – 1.4%
Columbus Rgnl Arpt Auth, Cap Funding Rev Bonds (OASBO Expanded Asset Pooled Fin Prog), Sr Ser 2006 (GTD by U.S. Bank N.A.) (BVAL plus 13 bps),
0.960%, 10–7–17 (D)	1,000	1,000
Greenville Hosp Sys Board of Trustees, Hosp Rfdg Rev Bonds, Ser 2008B (GTD by U.S. Bank N.A.) (BVAL plus 10 bps),
0.940%, 10–7–17 (D)	5,000	5,000
MI Strategic Fund, Var Rate Demand Ltd. Oblig Rev Bonds, Ser 2007 (GTD by Air Prods and Chemicals, Inc.) (BVAL plus 23 bps),
0.980%, 10–1–17 (D)	900	900

SHORT–TERM SECURITIES (Continued)	Principal	Value
Municipal Obligations (Continued)
NJ Hlth Care Fac Fin Auth, Rev Bonds, AHS Hosp Corp. Issue, Ser 2008C (GTD by JPMorgan Chase & Co.) (BVAL plus 9 bps),
0.910%, 10–7–17 (D)	$3,000	$3,000
Univ of KS Hosp Auth, Var Rate Demand Hlth Fac Rev Bonds (KU Hlth Sys), Ser 2004 (GTD by U.S. Bank N.A.) (BVAL plus 17 bps),
0.940%, 10–1–17 (D)	960	960

		10,860

TOTAL SHORT–TERM SECURITIES – 3.0%		$22,995
(Cost: $22,996)

TOTAL INVESTMENT SECURITIES – 98.8%		$745,582
(Cost: $676,557)

CASH AND OTHER ASSETS, NET OF LIABILITIES (E) – 1.2%		9,378

NET ASSETS – 100.0%		$754,960

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2017. Description of the reference rate and spread, if applicable, are included in the security description.

(B)	Zero coupon bond.

(C)	Rate shown is the yield to maturity at September 30, 2017.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(E)	Cash of $376 has been pledged as collateral on open futures contracts.

The following futures contracts were outstanding at September 30, 2017 (contracts unrounded):

Description	Type	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation
U.S. Treasury Long Bond	Short	114	12–29–17	11,400	$(17,421)	$306

2017	ANNUAL REPORT	61

SCHEDULE OF INVESTMENTS	MUNICIPAL BOND FUND (in thousands)

SEPTEMBER 30, 2017

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$—	$722,587	$—
Short-Term Securities	—	22,995	—
Total	$—	$745,582	$—
Futures Contracts	$306	$—	$—

During the year ended September 30, 2017, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

AGM = Assured Guaranty Municipal

AMBAC = American Municipal Bond Assurance Corp.

BHAC = Berkshire Hathaway Assurance Corporation

BVAL = Bloomberg Valuation Municipal AAA Benchmark

CR = Custodial Receipts

FHA = Federal Housing Administration

FHLMC = Federal Home Loan Mortgage Corp.

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

SIFMA = Securities Industry and Financial Markets Association

See Accompanying Notes to Financial Statements.

62	ANNUAL REPORT	2017

MANAGEMENT DISCUSSION	MUNICIPAL HIGH INCOME FUND

(UNAUDITED)

Michael J. Walls

Below, Michael J. Walls, portfolio manager of the Waddell & Reed Advisors Municipal High Income Fund, discusses positioning, performance and results for the fiscal year ended September 30, 2017. He has managed the Fund since 2008 and has 19 years of industry experience.

Fiscal Year Performance

For the 12 months ended Sept. 30, 2017
Municipal High Income Fund (Class A shares at net asset value)	–0.43%
Municipal High Income Fund (Class A shares with sales load)	–4.66%
Benchmark(s) and/or Lipper Category
Bloomberg Barclays Municipal High Yield Index	1.43%
(reflects the performance of securities generally representing the municipal bond market)
Lipper High Yield Municipal Debt Funds Universe Average	0.98%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

The underperformance of the Waddell & Reed Advisors Municipal High Income Fund versus the Bloomberg Barclays High Yield Index can be traced to a few incorrect investment decisions by portfolio management; one was an incorrect duration positioning and the other was an underweight position in two of the best performing sectors. First, as the municipal market rallied the last three quarters of 2017 the Fund underperformed, as its short duration versus the benchmark hurt its total return. With the selloff in the fourth quarter of 2016, the shorter duration greatly attributed to the Fund’s better performance; however, the first three quarters of 2017 quickly reversed and long duration once again outperformed.

Secondly, the Fund keeps volatility low by underweighting the tobacco sector, which had the second highest 12 month return of 8.82% versus other sectors for the fiscal year. Lastly, another sector the Fund underweighted was high yield city general obligation bonds, which was the best performing sector in the municipal high yield bond market, returning 9.36% over the last 12 month period. The overall return in the city general obligation sector, however, is misleading, as one credit skewed the returns to the upside. The City of Chicago was the largest and best performing issuer in the sector, with a one-year return to date of over 15%. We continue to view Chicago debt in a negative light as the city’s pensions continue to be grossly underfunded. It is important to note that the fund did not invest in any derivative products over the last twelve months.

The Fund’s performance benefited from underweighting Puerto Rico Bonds versus the benchmark. Puerto Rico continued to hurt total returns (-16.19% for the year) as the Commonwealth’s deteriorating economic health — along with the devastation of Hurricane Maria - caused prices to decline further. We believe we will continue to see weakening in prices for Puerto Rico paper in the future. During the fiscal year the Fund eliminated all exposure to Puerto Rico, as it became clear the debt restructuring would take much longer than first anticipated. The primary objective of the Fund is to provide high levels of tax-exempt income, and the decision to sell was based on the negative income consequences for the bonds going forward. With no clear picture on the debt restructuring and the massive devastation of Hurricane Maria, we feel any prior projections of recovery are inaccurate and there is more downside than upside on a risk-adjusted return basis.

With the exception of the fourth quarter in 2016, the municipal market remained full speed ahead for the fiscal year ending Sept. 30, 2017. Fund inflows continued to be positive and with a docile Federal Reserve, concerns over global growth and geopolitical risks bond prices continued to rally. These inflows as well as the continued lack of supply resulted in the high yield municipal bond market once again being a stronger performing asset class.

Duration and credit management

Funds with longer durations outperformed shorter duration funds if we exclude any potential price movements based on credit issues. Waddell & Reed Advisors Municipal High Income Fund had a modified adjusted duration of approximately 4.85 years for the fiscal year versus the Bloomberg Barclays High Yield Municipal TR USD Index, which had a weight of 9.15 years for the same time period. While a negative driver at this time, we feel a shorter duration is warranted as rates are at historic lows and spreads are at very tight levels. We believe the Fund can benefit over the long term from this strategy, as the Federal Reserve Bank begins to more aggressively raise rates. While our primary goal for the Fund is high levels of tax-exempt income, we also want to protect investor’s downside risk as rates rise.

While duration management is important for any asset class, credit selection is paramount when investing in a high-yield municipal bond fund. With that being said, the Fund had an investment that resulted in a negative credit issue in the first quarter of 2017. It is important to note that while it negatively affected performance, we believe the issue is behind us and we will not see any more price depreciation from this issue in the future.

2017	ANNUAL REPORT	63

MANAGEMENT DISCUSSION	MUNICIPAL HIGH INCOME FUND

(UNAUDITED)

Looking ahead

While we still believe the municipal market is attractive versus other fixed-income asset classes based on higher tax-adjusted returns, we have turned more bearish, as passage of tax legislation in our view will result in more downside than upside on a total return basis. With the strength in the last three quarters of 2017, we have become less constructive in the high yield municipal space. We believe new issues are coming to market fully priced and offer very little in the way of security provisions for the investor. We will continue to participate selectively in the new issue market; however, attractive deals are difficult to find with the rally in the last three quarters of the year. That being said, even with our concern over new issue spreads and weak covenants, we believe the near-term demand/supply imbalance in the municipal bond space should cause continued positive performance as a result of the current administration’s inability to get meaningful tax reform. While we expect additional headlines, we continue to believe municipals will provide high net worth investors with attractive levels of income over the long term.

The Fund’s performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

The value of the Fund’s shares will change, and you could lose money on your investment. Fixed income securities are subject to interest rate risk and, as such, the net asset value of the fund may fall as interest rates rise. Investing in below investment grade securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds. The Fund may include a significant portion of its investments that will pay interest that is taxable under the Alternative Minimum Tax (AMT). Exempt-interest dividends the Fund pays may be subject to state and local income taxes. The portion of the dividends the Fund pays that is attributable to interest earned on U.S. government securities generally is not subject to those taxes, although distributions by the Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. The municipal securities market generally, or certain municipal securities in particular, may be significantly affected by adverse political, legislative or regulatory changes or litigation at the Federal or state level. These and other risks are more fully described in the fund’s prospectus. Not all funds or fund classes may be offered at all broker/ dealers.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

64	ANNUAL REPORT	2017

PORTFOLIO HIGHLIGHTS	MUNICIPAL HIGH INCOME FUND

ALL DATA IS AS OF SEPTEMBER 30, 2017 (UNAUDITED)

Asset Allocation

Bonds	94.7%
Municipal Bonds	94.7%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	5.3%

Lipper Rankings

Category: High Yield Municipal Debt Funds	Rank	Percentile
1 Year	146/159	92
3 Year	126/138	91
5 Year	88/111	79
10 Year	24/79	30

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Quality Weightings

Investment Grade	36.5%
AAA	0.4%
AA	1.6%
A	11.0%
BBB	23.5%
Non-Investment Grade	58.2%
BB	12.5%
B	7.2%
CCC	0.9%
Below CCC	0.1%
Non-rated	37.5%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	5.3%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s. For securities not rated by Moody’s, ratings are obtained from Fitch. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2017	ANNUAL REPORT	65

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	MUNICIPAL HIGH INCOME FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class Y
1-year period ended 9-30-17	-4.66%	-5.18%	-1.24%	-0.30%
5-year period ended 9-30-17	2.48%	2.20%	2.52%	—
10-year period ended 9-30-17	4.09%	3.76%	3.65%	—
Since Inception of Class through 9-30-17(5)	—	—	—	0.85%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 4.25%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

(5)	6-10-16 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

66	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	MUNICIPAL HIGH INCOME FUND (in thousands)

SEPTEMBER 30, 2017

MUNICIPAL BONDS	Principal	Value
Alabama – 3.2%
AL Econ Stlmt Auth, BP Stlmt Rev Bonds, Ser 2016A,
4.000%, 9–15–33	$9,000	$9,421
Butler Cnty Indl Dev Auth, Envirnmt Impvt Rev Bonds, Ser 2008A,
7.000%, 9–1–32	1,000	1,037
DC Tob Stlmt Fin Corp., Tob Stlmt Asset–Bkd Bonds, Ser 2006A,
0.000%, 6–15–46 (A)	20,000	2,920
Jefferson Cnty, AL, Swr Rev Bonds, Ser 2013–D,
6.500%, 10–1–53	2,970	3,546
Lower AL Gas Dist, Gas Proj Rev Bonds, Ser 2016A,
5.000%, 9–1–46	6,000	7,314

		24,238

Alaska – 0.8%
Northn Tob Securitization Corp., Tob Stlmt Asset–Bkd Bonds, Ser 2006A Sr Cur Int Bonds,
5.000%, 6–1–46	6,320	6,167

American Samoa – 0.7%
American Samoa Econ Dev Auth, Gen Rev and Rfdg Bonds, Ser 2015A,
6.625%, 9–1–35	5,000	5,028

Arizona – 1.9%
AZ Hlth Fac Auth, Rev Bonds (Banner Hlth), Ser 2007B (3–Month U.S. LIBOR*0.67 plus 81 bps),
0.981%, 1–1–37 (B)	10,000	8,822
Indl Dev Auth of Tempe, AZ, Rev Rfdg Bonds (Friendship Vlg of Tempe), Ser 2012A:
6.000%, 12–1–32	1,430	1,533
6.250%, 12–1–46	1,500	1,603
Indl Dev Auth of Yavapai, Edu Rev Bonds (AZ Agribusiness and Equine Ctr, Inc. Proj), Ser 2011,
7.875%, 3–1–42	2,000	2,244

		14,202

California – 10.0%
CA Cnty Tob Securitization Agy, Tob Stlmt Asset–Bkd Bonds (Stanislaus Cnty Tob Funding Corp.), Ser 2006,
0.000%, 6–1–55 (A)	6,250	287
CA Muni Fin Auth, Charter Sch Rev Bonds (Palmdale Aerospace Academy Proj), Ser 2016A,
5.000%, 7–1–46	1,670	1,736
CA Muni Fin Auth, Rev Bonds (Ret Hsng Fndtn Oblig Group), Ser 2017A,
5.000%, 11–15–31	750	925

MUNICIPAL BONDS (Continued)	Principal	Value
California (Continued)
CA Sch Fin Auth, Charter Sch Rev Bonds (Encore Edu Oblig Group), Ser 2016A:
5.000%, 6–1–42	$2,010	$1,973
5.000%, 6–1–52	1,890	1,812
CA Sch Fin Auth, Charter Sch Rev Rfdg Bonds (Aspire Pub Sch—Oblig Group), Ser 2016,
5.000%, 8–1–41	1,500	1,655
CA Sch Fin Auth, Sch Fac Rev Bonds (Alliance for College–Ready Pub Sch Proj), Ser 2016C,
5.250%, 7–1–52	3,660	4,064
CA Statewide Cmnty Dev Auth, Rev Bonds (Loma Linda Univ Med Ctr), Ser 2016A,
5.250%, 12–1–56	2,500	2,752
CA Statewide Cmnty Dev Auth, Rfdg Rev Bonds (CA Baptist Univ), Ser 2017A,
5.000%, 11–1–41	1,000	1,081
CA Statewide Cmnty Dev Auth, Sr Living Rev Bonds (Southn CA Presbyterian Homes), Ser 2009,
7.000%, 11–15–29	1,500	1,649
CA Statewide Cmnty Dev Auth, Student Hsng Rfdg Rev Bonds (Univ of CA, Irvine East Campus Apt, CHF–Irvine LLC), Ser 2016,
5.000%, 5–15–40	1,500	1,713
Cert of Part, Oro Grande Elem Sch Dist, Ser 2010,
6.125%, 9–15–40	5,000	5,627
Foothill/Eastn Trans Corridor Agy, Toll Road Rfdg Rev Bonds, Ser 2013B–1 (Insured by AGM),
3.950%, 1–15–53	1,300	1,297
Golden State Tob Securitization Corp., Enhanced Tob Stlmt Asset–Bkd Bonds, Ser 2017A–1,
5.000%, 6–1–29	1,250	1,469
Golden State Tob Securitization Corp., Tob Stlmt Asset–Bkd Bonds, Ser 2007A–1,
5.125%, 6–1–47	7,000	6,990
Golden State Tob Securitization Corp., Tob Stlmt Asset–Bkd Bonds, Ser 2015A,
5.000%, 6–1–35	6,265	7,239
Golden State Tob Securitization Corp., Tob Stlmt Asset–Bkd Bonds, Ser 2007A–1 Sr Current Interest Bonds,
5.750%, 6–1–47	4,680	4,680
Palamar Hlth, Rfdg Rev Bonds, Ser 2016,
4.000%, 11–1–39	3,000	2,987
Palomar Pomerado Hlth, San Diego Cnty, CA, Cert of Part,
6.625%, 11–1–29	2,000	2,235

MUNICIPAL BONDS (Continued)	Principal	Value
California (Continued)
Redev Agy for Riverside, Interstate 215 Corridor Redev Proj Area, 2010 Tax Alloc Bonds, Ser E,
6.500%, 10–1–40	$2,500	$2,907
Redev Agy of San Buenaventura, Merged San Buenaventura Redev Proj, 2008 Tax Alloc Bonds:
7.750%, 8–1–28	1,000	1,015
8.000%, 8–1–38	1,400	1,422
San Buenaventura Rev Bonds (Cmnty Mem Hlth Sys), Ser 2011,
7.500%, 12–1–41	4,000	4,673
San Mateo Cmnty Fac Dist No. 2008–1 (Bay Meadows), Spl Tax Bonds, Ser 2012,
6.000%, 9–1–42	1,000	1,113
Tob Securitization Auth of Southn CA, Tob Stlmt Asset–Bkd Bonds (San Diego Cnty Tob Asset Securitization Corp.), Ser 2006A Sr Current Int Bonds,
5.000%, 6–1–37	5,500	5,498
Tob Securitization Auth of Southn CA, Tob Stlmt Asset–Bkd Bonds (San Diego Cnty Tob Asset Securitization Corp.), Ser A–1,
5.125%, 6–1–46	6,650	6,650

		75,449

Colorado – 5.4%
Arkansas River Power Auth, CO, Power Rev Impvt Bonds, Ser 2006,
5.250%, 10–1–40	2,000	2,004
Arkansas River Power Auth, CO, Power Rev Impvt Bonds, Ser 2008,
6.000%, 10–1–40	4,710	4,817
CO Edu and Cultural Fac Auth, Charter Sch Rev Bonds (The Classical Academy Proj), Ser 2008B,
8.000%, 12–1–38	1,110	1,189
CO Edu and Cultural Fac Auth, Charter Sch Rev Bonds (The Classical Academy Proj), Ser 2008A,
7.400%, 12–1–38	2,700	2,902
CO Edu and Cultural Fac Auth, Charter Sch Rev Bonds (Twin Peaks Charter Academy Proj), Ser 2008,
7.000%, 11–15–38	4,000	4,270
CO Hlth Fac Auth, Rev Bonds (CO Sr Residences Proj), Ser 2012,
7.000%, 6–1–42 (C)	3,665	2,875
CO Hlth Fac Auth, Rev Rfdg Bonds (Christian Living Cmnty Proj), Ser 2012,
5.250%, 1–1–37	1,000	1,053
CO Intl Ctr Metro Dist No. 3, GO Rfdg and Impvt Bonds, Ser 2016,
5.000%, 12–1–46	3,140	3,046

2017	ANNUAL REPORT	67

SCHEDULE OF INVESTMENTS	MUNICIPAL HIGH INCOME FUND (in thousands)

SEPTEMBER 30, 2017

MUNICIPAL BONDS (Continued)	Principal	Value
Colorado (Continued)
Green Gables Metro Dist No. 1, Ltd. Tax GO Bonds, Ser 2016A,
5.300%, 12–1–46	$1,250	$1,269
North Range Metro Dist No. 2, Adams Cnty, CO, Ltd. Tax GO Bonds, Ser 2007,
5.500%, 12–15–37	7,300	7,372
Pub Auth for CO Enrg, Natural Gas Purchase Rev Bonds, Ser 2008,
6.500%, 11–15–38	3,000	4,213
Rgnl Trans Dist, Private Activity Bonds (Denver Transit Partn Eagle P3 Proj), Ser 2010,
6.500%, 1–15–30	3,000	3,341
Solaris Metro Dist No. 3, Ltd. Tax GO Rfdg Bonds, Ser 2016A,
5.000%, 12–1–46	1,880	1,951

		40,302

Connecticut – 0.9%
CT Hlth and Edu Fac Auth, Hlthcare Fac Expansion Rev Bonds (Church Home of Hartford, Inc. Proj), Ser 2016A,
5.000%, 9–1–53	1,600	1,605
Harbor Point Infra Impvt Dist (Harbor Point Proj), Spl Oblig Rev Bonds, Ser 2010A,
7.875%, 4–1–39	4,500	4,976

		6,581

Florida – 2.8%
Brevard Cnty, FL, Indl Dev Rev Bonds (TUFF FL Tech Proj), Ser 2009:
6.500%, 11–1–29	2,250	2,386
6.750%, 11–1–39	2,390	2,540
FL Dev Fin Corp., Edu Fac Rev Bonds (Renaissance Charter Sch, Inc. Proj), Ser 2010A:
6.000%, 6–15–32	2,600	2,793
6.000%, 9–15–40	6,000	6,237
6.125%, 6–15–43	1,000	1,073
FL Dev Fin Corp., Rev Bonds (Sculptor Charter Sch Proj), Ser 2008A,
7.250%, 10–1–38	1,940	2,002
Lee Cnty Indl Dev Auth, Hlthcare Fac Rfdg Rev Bonds (Cypress Cove at Health Park FL, Inc. Proj), Ser 2012,
6.500%, 10–1–47	3,835	4,166

		21,197

Georgia – 1.7%
Cobb Cnty, GA, Dev Auth Sr Living Rfdg Rev Bonds (Provident Vlg Creekside Proj), Ser 2016A,
6.000%, 7–1–51	2,000	1,821

MUNICIPAL BONDS (Continued)	Principal	Value
Georgia (Continued)
Greene Cnty Dev Auth, GA, First Mtg Rev Bonds (Glen–I LLC Proj), Ser 2015A,
7.250%, 1–1–46	$6,000	$6,061
Savannah Econ Dev Auth, Rfdg Rev Bonds (The Marshes of Skidaway Island Proj), Ser 2013,
7.250%, 1–1–49	4,000	4,598

		12,480

Hawaii – 0.4%
Dept of Budget and Fin of HI, Spl Purp Sr Living Rev Bonds (15 Craigside Proj), Ser 2009A:
8.750%, 11–15–29	300	343
9.000%, 11–15–44	2,000	2,331

		2,674

Illinois – 8.3%
Belleville, IL, Tax Incr Rfdg Rev Bonds (Frank Scott Pkwy Redev Proj), Ser 2007A,
5.700%, 5–1–36	2,500	2,500
Chicago Multi–Fam Hsng, Rev Bonds (Goldblatts Supportive Living Proj), Ser 2013,
6.125%, 12–1–43	3,000	2,657
Cook Cnty, IL, Recovery Zone Fac Rev Bonds (Navistar Intl Corp. Proj), Ser 2010,
6.500%, 10–15–40	4,500	4,837
Fairview Heights, IL, Tax Incr Rfdg Rev Bonds (Shoppes at St. Clair Square Redev Proj), Ser 2009A,
8.000%, 12–1–28	250	255
IL Fin Auth, Rev Bonds (Lutheran Home and Svs Oblig Group), Ser 2012,
5.750%, 5–15–46	2,500	2,604
IL Fin Auth, Multi–Family Hsng Rev Bonds (St. Anthony of Lansing Proj), Ser 2012,
6.500%, 12–1–32	4,655	4,906
IL Fin Auth, Rev Bonds (Admiral at the Lake Proj), Ser 2010A:
8.000%, 5–15–40	5,000	5,525
8.000%, 5–15–46	9,000	9,930
IL Fin Auth, Rev Bonds (Rush Univ Med Ctr Oblig Group), Ser 2009A,
7.250%, 11–1–38	2,565	2,737
IL Fin Auth, Rev Bonds (Silver Cross Hosp and Med Ctrs), Ser 2009,
7.000%, 8–15–44	5,000	5,547
Springfield, Sangamon Cnty, IL, Spl Svc Area (Legacy Pointe), Tax Bonds, Ser 2009,
7.875%, 3–1–32	3,500	3,574
Springfield, Sangamon Cnty, IL, Spl Svc Area (Legacy Pointe), Tax Bonds, Ser 2010,
7.500%, 3–1–32	2,000	2,035

MUNICIPAL BONDS (Continued)	Principal	Value
Illinois (Continued)
SW IL Dev Auth, Local Govt Prog Rev Bonds (Granite City Proj), Ser 2008,
7.000%, 12–1–22	$2,970	$3,142
SW IL Dev Auth, Local Govt Prog Rev Bonds (Granite City Proj), Ser 2009,
8.000%, 1–15–22	265	268
SW IL Dev Auth, Local Govt Prog Rev Rfdg Bonds (Granite City Proj), Ser 2012,
5.250%, 3–1–23	1,945	1,977
SW IL Dev Auth, Sr Care Fac Rev Bonds (Eden Ret Ctr, Inc. Proj), Ser 2006,
5.850%, 12–1–36	2,675	2,427
Vlg of Bridgeview, Cook Cnty, IL, GO Bonds, Ser 2015A,
5.625%, 12–1–41	4,000	3,607
Vlg of Bridgeview, Cook Cnty, IL, GO Rfdg Bonds, Ser 2014A,
5.500%, 12–1–43	1,500	1,369
Vlg of Riverdale, Cook Cnty, IL, Unlimited Tax GO Bonds, Ser 2011,
8.000%, 10–1–36	2,315	2,470

		62,367

Indiana – 3.8%
Allen Cnty, IN, Econ Dev Rev Bonds (StoryPoint Fort Wayne Proj), Sr Ser 2017A-1:
6.625%, 1–15–34	1,000	1,057
6.750%, 1–15–43	1,400	1,479
6.875%, 1–15–52	2,000	2,113
City of Carmel, IN, Rev Bonds, Ser 2012A,
7.125%, 11–15–47	6,250	6,801
IN Fin Auth, Midwestn Disaster Relief Rev Bonds (OH Vly Elec Corp. Proj), Ser 2012A,
5.000%, 6–1–39	6,335	6,449
Lake Station 2008 Bldg Corp., Lake Station, IN, First Mtg Bonds, Ser 2010,
6.000%, 7–15–27	2,000	2,129
Terre Haute, IN, Rev Bonds (Westminister Vlg Proj), Ser 2012,
6.000%, 8–1–39	1,000	1,011
Westfield Redev Dist, Tax Incr Rev Bonds of 2009,
6.500%, 2–1–30	2,000	2,151
Whitestown, IN, Econ Dev Tax Incr Rev Bonds (Perry Indl Park and Whitestown Crossing Proj), Ser 2010A,
7.000%, 2–1–30	3,685	4,183
Whiting, IN, Redev Dist Tax Incr Rev Bonds, Ser 2016,
4.000%, 1–15–32	1,000	943

		28,316

68	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	MUNICIPAL HIGH INCOME FUND (in thousands)

SEPTEMBER 30, 2017

MUNICIPAL BONDS (Continued)	Principal	Value
Iowa – 0.3%
IA Fin Auth, Rev and Rfdg Bonds (Childserve Proj), Ser 2015B,
5.000%, 6–1–36	$2,425	$2,410

Kansas – 1.4%
Arkansas City, KS, Pub Bldg Comsn, Rev Bonds (South Cent KS Rgnl Med Ctr), Ser 2009:
7.000%, 9–1–29	900	950
7.000%, 9–1–38	3,000	3,167
Kansas City, Wyandotte Cnty, KS, Unif Govt Spl Oblig Rev Sales Tax Bonds (Vacation Vlg Proj), Ser 2015A,
5.750%, 9–1–32	3,000	3,024
Lawrence, KS (The Bowersock Mills & Power Co. Hydroelec Proj), Indl Rev Bonds (Recovery Zone Fac Bonds), Ser 2010A,
7.625%, 8–1–37	3,500	3,658
Olathe, KS, Trans Dev Dist Sales Tax Rev Bonds (The Olathe Gateway TDD No. 1a Proj), Ser 2006:
5.000%, 12–1–16 (C)	68	11
5.000%, 12–1–28 (C)	95	15

		10,825

Kentucky – 1.2%
KY Econ Dev Fin Auth, Hosp Rev Bonds, Ser 2010A:
6.375%, 6–1–40	5,500	6,255
6.500%, 3–1–45	2,500	2,851

		9,106

Louisiana – 1.2%
LA Local Govt Envirnmt Fac and Cmnty Dev Auth, Rev Bonds (Shreveport Arpt Cargo Fac Proj), Ser 2008C,
7.000%, 1–1–33	1,000	1,073
LA Local Govt Envirnmt Fac and Cmnty Dev Auth, Rev and Rfdg Bonds (CDF Hlthcare of LA LLC Proj), Ser 2015A,
5.625%, 6–1–45	3,000	3,005
LA Pub Fac Auth, Solid Waste Disp Fac Rev Bonds (LA Pellets, Inc. Proj), Ser 2013B,
10.500%, 7–1–39 (C)	7,895	—	*
LA Pub Fac Auth, Solid Waste Disp Fac Rev Bonds (LA Pellets, Inc. Proj—Phase IIA), Ser 2014A,
8.375%, 7–1–39 (C)	4,168	—	*
LA Pub Fac Auth, Solid Waste Disp Fac Rev Bonds (LA Pellets, Inc. Proj), Ser 2015,
7.750%, 7–1–39 (C)	1,977	—	*
New Orleans Aviation Board, Gulf Opp Zone CFC Rev Bonds (Consolidated Rental Car Proj), Ser 2009A,
6.500%, 1–1–40	4,600	4,866

		8,944

MUNICIPAL BONDS (Continued)	Principal	Value
Maryland – 0.2%
MD Econ Dev Corp., Econ Dev Rev Bonds (Terminal Proj), Ser B,
5.750%, 6–1–35	$1,250	$1,338

Massachusetts – 1.9%
MA Dev Fin Agy, Rev Bonds, Foxborough Rgnl Charter Sch Issue, Ser 2010,
7.000%, 7–1–42	4,000	4,373
MA Port Auth, Spl Fac Rev Bonds (Delta Air Lines, Inc. Proj), Ser 2001B (Auction Rate Sec) (Insured by AMBAC) (BMA Index*2.65),
2.173%, 1–1–31 (B)	10,500	9,660

		14,033

Michigan – 2.6%
MI Fin Auth, Hosp Rev and Rfdg Bonds (Presbyterian Vlg of MI), Ser 2015,
5.250%, 11–15–35	2,340	2,445
MI Fin Auth, Pub Sch Academy Ltd. Oblig Rev and Rev Rfdg Bonds (MI Technical Academy Proj), Ser 2012:
7.100%, 10–1–31 (C)	1,000	240
7.450%, 10–1–41 (C)	1,000	240
MI Fin Auth, Pub Sch Academy Ltd. Oblig Rev Bonds (Old Redford Academy Proj), Ser 2010A:
5.900%, 12–1–30	2,000	2,029
6.500%, 12–1–40	3,000	3,069
MI Tob Stlmt Fin Auth, Tob Stlmt Asset–Bkd Bonds, Ser 2008A,
6.875%, 6–1–42	7,600	7,726
MI Tob Stlmt Fin Auth, Tob Stlmt Asset–Bkd Bonds, Ser 2008C,
0.000%, 6–1–58 (A)	50,000	1,232
The Econ Dev Corp. of Dearborn, MI, Ltd. Oblig Rev and Rfdg Rev Bonds (Henry Ford Vlg, Inc. Proj), Ser 2008:
6.000%, 11–15–18	605	598
7.000%, 11–15–38	2,400	2,277

		19,856

Missouri – 6.0%
Arnold, MO, Real Ppty Tax Incr Rev Bonds (Arnold Triangle Redev Proj), Ser 2009A,
7.750%, 5–1–28	1,750	1,877
Arnold, MO, Sales Tax Incr Rev Bonds (Arnold Triangle Redev Proj), Ser 2009B,
8.000%, 5–1–28	2,045	2,199
Ballwin, MO, Tax Incr Rfdg and Impvt Rev Bonds (Ballwin Town Ctr Redev Proj), Ser 2002A,
6.250%, 10–1–17	885	885
Blue Springs, MO, Spl Oblig Tax Incr and Spl Dist Rfdg and Impvt Bonds (Adams Farm Proj), Ser 2015A,
5.250%, 6–1–39	5,000	5,037

MUNICIPAL BONDS (Continued)	Principal	Value
Missouri (Continued)
Branson, MO, Indl Dev Auth, Tax Incr Rfdg Rev Bonds (Branson Shoppes Redev Proj), Ser 2017A,
3.900%, 11–1–29	$1,150	$1,151
Broadway-Fairview Trans Dev Dist (Columbia, MO), Trans Sales Tax Rev Bonds, Ser 2006A:
5.875%, 12–1–31	675	526
6.125%, 12–1–36	675	525
Grindstone Plaza Trans Dev Dist (Columbia, MO), Trans Sales Tax Rev Bonds, Ser 2006A:
5.400%, 10–1–26	760	719
5.500%, 10–1–31	1,500	1,372
5.550%, 10–1–36	400	356
Hlth and Edu Fac Auth of MO, Edu Fac Rfdg Rev Bonds, Rockhurst Univ, Ser 2011A,
6.500%, 10–1–30	1,500	1,589
Jennings, MO, Tax Incr and Cmnty Impvt Rfdg Rev Bonds (Northland Redev Area Proj), Ser 2006,
5.000%, 11–1–23	1,145	1,096
Kirkwood, MO, Indl Dev Auth, Ret Cmnty Rev Bonds (Aberdeen Heights), Ser 2017A,
5.250%, 5–15–50	4,000	4,194
Lakeside 370 Levee Dist (St. Charles Cnty, MO), Levee Dist Impvt Bonds, Ser 2008:
0.000%, 4–1–55 (A)	3,302	475
5.750%, 4–1–55	2,076	1,893
Land Clearance for Redev Auth of St. Louis, Recovery Zone Fac Bonds (Kiel Opera House Proj), Ser 2010B,
7.000%, 9–1–35	2,640	2,697
MO Dev Fin Board, Infra Fac Rev Bonds (Branson Landing Proj), Ser 2005A,
6.000%, 6–1–20	580	615
MO Dev Fin Board, Research Fac Rev Bonds (Midwest Research Institute Proj), Ser 2007,
4.500%, 11–1–27	3,500	3,512
St. Louis Muni Fin Corp., Compound Int Leasehold Rev Bonds (Convention Ctr Cap Impvt Proj), Ser 2010A (Insured by AGM):
0.000%, 7–15–36 (A)	1,500	724
0.000%, 7–15–37 (A)	2,500	1,153
Stone Canyon Cmnty Impvt Dist, Independence, MO, Rev Bonds (Pub Infra Impvt Proj), Ser 2007,
5.750%, 4–1–27 (C)	1,250	331
The Indl Dev Auth of Branson, MO, Tax Incr Rev Bonds (Branson Shoppes Redev Proj), Ser 2006A,
5.950%, 11–1–29	2,325	2,326
The Indl Dev Auth of Grandview, MO, Tax Incr Rev Bonds (Grandview Crossing Proj 1), Ser 2006,
5.750%, 12–1–28 (C)	1,000	180

2017	ANNUAL REPORT	69

SCHEDULE OF INVESTMENTS	MUNICIPAL HIGH INCOME FUND (in thousands)

SEPTEMBER 30, 2017

MUNICIPAL BONDS (Continued)	Principal	Value
Missouri (Continued)
The Indl Dev Auth of Lee’s Summit, MO, Infra Fac Rev Bonds (Kensington Farms Impvt Proj), Ser 2007,
5.750%, 3–1–29 (C)	$1,185	$729
The Indl Dev Auth of Platte Cnty, MO, Trans Rev Bonds (Zona Rosa Phase II Retail Proj), Ser 2007,
6.850%, 4–1–29	2,730	2,800
The Indl Dev Auth of St. Joseph, MO, Hlthcare Rev Bonds (Living Cmnty of St. Joseph Proj), Ser 2002,
7.000%, 8–15–32	5,820	5,824

		44,785

Nebraska – 1.5%
Cent Plains Enrg Proj, Gas Proj Rev Bonds (Proj No. 3), Ser 2012:
5.250%, 9–1–37	8,000	8,864
5.000%, 9–1–42	2,000	2,175

		11,039

Nevada – 0.8%
Director of the State of NV, Dept of Business and Industry Charter Sch Lease Rev Bonds (Somerset Academy), Ser 2015A,
5.125%, 12–15–45	2,515	2,578
Overton Power Dist No. 5 (NV), Spl Oblig Rev Bonds, Ser 2008,
8.000%, 12–1–38	3,000	3,245

		5,823

New Jersey – 1.7%
NJ Econ Dev Auth, Spl Fac Rev Bonds (Continental Airlines, Inc. Proj), Ser 1999,
5.125%, 9–15–23	2,000	2,202
Tob Stlmt Fin Corp., Tob Stlmt Asset–Bkd Bonds, Ser 2007–1A:
5.000%, 6–1–29	1,300	1,300
5.000%, 6–1–41	9,730	9,514

		13,016

New Mexico – 0.3%
NM Hosp Equip Loan Council, Hosp Impvt and Rfdg Rev Bonds (Gerald Champion Rgnl Med Ctr Proj), Ser 2012A,
5.500%, 7–1–42	2,000	2,172

New York – 4.7%
Build NYC Res Corp., Rev Bonds (Albert Einstein Sch of Medicine, Inc. Proj), Ser 2015,
5.500%, 9–1–45	5,000	5,504
Nassau Cnty Indl Dev Agy, Continuing Care Ret Cmnty Rev Bonds (Amsterdam at Harborside Proj), Ser 2014A2,
6.500%, 1–1–32	1,125	1,145

MUNICIPAL BONDS (Continued)	Principal	Value
New York (Continued)
Nassau Cnty Indl Dev Agy, Continuing Care Ret Cmnty Rev Bonds (Amsterdam at Harborside Proj), Ser 2014A4,
6.700%, 1–1–49	$3,750	$3,816
Nassau Cnty Indl Dev Agy, Continuing Care Ret Cmnty Rev Bonds (Amsterdam at Harborside Proj), Ser 2014A5,
6.700%, 1–1–49	726	739
Nassau Cnty Indl Dev Agy, Continuing Care Ret Cmnty Rev Bonds (Amsterdam at Harborside Proj), Ser 2014B,
5.500%, 7–1–20	489	497
Nassau Cnty Indl Dev Agy, Continuing Care Ret Cmnty Rev Bonds (Amsterdam at Harborside Proj), Ser 2014C,
2.000%, 1–1–49	2,674	446
Nassau Cnty Tob Stlmnt Corp., Tob Stlmnt Asset–Bkd Bonds, Ser 2006A–3 Sr Current Int Bonds,
5.125%, 6–1–46	3,000	2,992
NY Cntys Tob Trust VI, Tob Stlmt Pass–Through Bonds, Ser 2016A,
5.000%, 6–1–51	1,000	1,031
NY Liberty Dev Corp., Rev Bonds (3 World Trade Center Proj), Ser 2014,
5.000%, 11–15–44	7,000	7,642
NY Trans Dev Corp., Spl Fac Bonds (Laguardia Arpt Terminal B Redev Proj), Ser 2016A,
5.250%, 1–1–50	2,500	2,784
The Orange Co. Funding Corp. (NY), Assisted Living Residence Rev Bonds (The Hamlet at Wallkill Assisted Living Proj), Ser 2012,
6.500%, 1–1–46	6,015	6,156
Westchester Tob Asset Securitization Corp., Tob Stlmt Bonds, Ser 2016B,
5.000%, 6–1–41	2,500	2,686

		35,438

North Carolina – 0.2%
NC Tpk Auth, Monroe Expressway Toll Rev Bonds, Ser 2016C,
0.000%, 7–1–41 (A)	4,160	1,312

Ohio – 0.7%
Greene Cnty Port Auth, Adult Svc Fac Rev Bonds (Greene, Inc. Proj), Ser 2009,
7.500%, 12–1–33	3,500	3,981
Summit Cnty Port Auth, OH (Cleveland—Flats East Dev Proj), Ser 2010B,
6.875%, 5–15–40	1,195	1,290

		5,271

MUNICIPAL BONDS (Continued)	Principal	Value
Oklahoma – 0.8%
OK Cnty Fin Auth, Ret Fac Rev Bonds (Concordia Life Care Cmnty), Ser 2005:
6.125%, 11–15–25	$1,845	$1,845
6.000%, 11–15–38	4,550	4,447

		6,292

Oregon – 0.8%
Port of Portland, OR, Portland Intl Arpt Passenger Fac Charge Rev Bonds, Ser 2011A,
5.500%, 7–1–30	5,000	5,676

Pennsylvania – 2.8%
Cumberland Cnty Muni Auth, Rfdg Rev Bonds (Asbury PA Oblig Group), Ser 2012,
5.250%, 1–1–41	3,000	3,056
Delaware Cnty Indl Dev Auth, Charter Sch Rev Bonds (Chester Cmnty Charter Sch Proj), Ser 2010A,
6.125%, 8–15–40	6,540	5,975
Delaware Cnty Indl Dev Auth, PA, Rfdg Rev Bonds (Covanta Proj), Ser 2015A,
5.000%, 7–1–43	5,000	5,039
PA Tpk Comsn, Tpk Sub Rev Bonds, Ser 2009E,
0.000%, 12–1–38 (A)(G)	3,000	3,714
Scranton–Lackawanna Hlth and Welfare Auth, Univ Rev Bonds (Marywood Univ Proj), Ser 2016,
5.000%, 6–1–46	2,000	2,015
The Borough of Langhorne Manor, Higher Edu and Hlth Auth (Bucks Cnty, PA), Hosp Rev Bonds (Lower Bucks Hosp), Ser 1992:
7.300%, 7–1–12 (C)	1,850	389
7.350%, 7–1–22 (C)	3,400	714

		20,902

Rhode Island – 0.7%
Tob Stlmt Fin Corp., Tob Stlmt Asset–Bkd Bonds, Ser 2015B,
5.000%, 6–1–50	5,000	5,118

South Carolina – 0.7%
SC Jobs—Econ Dev Auth, Student Hsng Rev Bonds (Coastal Hsng Fndtn LLC Proj), Ser 2009A,
6.500%, 4–1–42	5,000	5,659

Tennessee – 0.1%
Metro Nashville Arpt Auth, Arpt Impvt Rev Bonds, Ser 2015A,
5.000%, 7–1–40	1,000	1,144

Texas – 15.7%
Arlington, TX, Higher Edu Fin Corp., Edu Rev Bonds (Wayside Sch), Ser 2016A,
4.625%, 8–15–46	1,250	1,250

70	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	MUNICIPAL HIGH INCOME FUND (in thousands)

SEPTEMBER 30, 2017

MUNICIPAL BONDS (Continued)	Principal	Value
Texas (Continued)
Arlington, TX, Higher Edu Fin Corp., Rev Bonds (Newman Intl Academy), Ser 2016A,
5.375%, 8–15–36	$4,585	$4,542
Bexar Cnty Hlth Fac Dev Corp., Rev Bonds (Army Ret Residence Fndtn Proj), Ser 2010,
6.200%, 7–1–45	1,750	1,991
Cass Cnty Indl Dev Corp., Envirnmt Impvt Rev Bonds, Ser 2009A,
9.500%, 3–1–33	3,500	3,865
Cent TX Rgnl Mobility Auth, Sr Lien Rev Bonds, Ser 2010:
0.000%, 1–1–36 (A)	2,000	967
0.000%, 1–1–40 (A)	1,500	607
Cent TX Rgnl Mobility Auth, Sr Lien Rev Rfdg Bonds, Ser 2016,
5.000%, 1–1–46	2,000	2,236
Dallas/Fort Worth Intl Arpt, Joint Rev Impvt Bonds, Ser 2013A,
5.000%, 11–1–45	5,500	5,937
Dallas/Fort Worth Intl Arpt, Joint Rev Impvt Bonds, Ser 2013B,
5.000%, 11–1–44	5,000	5,645
Grand Prkwy Trans Corp., First Tier Toll Rev Bonds, Ser 2013A,
5.500%, 4–1–53	10,000	11,353
Hackberry, TX, Combination Spl Assmt and Contract Rev Road Bonds (Hackberry Hidden Cove Pub Impvt Dist No. 2 Proj), Ser 2009A,
9.000%, 9–1–38	2,865	3,291
Harris Cnty Cultural Edu Fac Fin Corp., Rev Rfdg Bonds (Space Ctr Houston Proj), Sr Ser 2009,
7.000%, 8–15–28	4,500	4,757
Hopkins Cnty Hosp Dist, Hosp Rev Bonds, Ser 2008,
6.000%, 2–15–38	1,600	1,614
La Vernia Higher Edu Fin Corp. (Winfree Academy Charter Sch), Edu Rev Bonds, Ser 2009,
9.000%, 8–15–38	4,985	5,278
La Vernia Higher Edu Fin Corp., Edu Rev Bonds (KIPP, Inc.), Ser 2009A,
6.375%, 8–15–44	2,000	2,195
Mission Econ Dev Corp., Solid Waste Disp Rev Bonds (Dallas Clean Enrg McCommas Bluff LLC Proj), Ser 2011,
6.875%, 12–1–24	2,000	2,016
New Hope Cultural Edu Fac Fin Corp., Edu Rev Bonds (Jubilee Academic Ctr), Ser 2016A,
5.000%, 8–15–46	2,000	2,003
North TX Twy Auth, Sys First Tier Rev Rfdg Bonds, Ser 2016A,
5.000%, 1–1–39	2,000	2,294
Pharr, TX, Higher Edu Fin Auth, Edu Rev Bonds (Idea Pub Sch), Ser 2009A:
6.250%, 8–15–29	900	985
6.500%, 8–15–39	1,800	1,981

MUNICIPAL BONDS (Continued)	Principal	Value
Texas (Continued)
Sanger, TX, Indl Dev Corp., Indl Dev Rev Bonds (TX Pellets Proj), Ser 2012B,
8.000%, 7–1–38 (C)	$5,000	$1,200
Tarrant Cnty Cultural Edu Fac Fin Corp., Charter Sch Rev Bonds (Trinity Basin Preparatory Proj), Ser 2009A:
7.300%, 6–1–29	425	462
7.750%, 6–1–39	1,200	1,333
Tarrant Cnty Cultural Edu Fac Fin Corp., Ret Fac Rev Bonds (Buckingham Sr Living Cmnty, Inc. Proj), Ser 2007,
5.750%, 11–15–37	6,000	6,009
Tarrant Cnty Cultural Edu Fac Fin Corp., Ret Fac Rev Bonds (Air Force Vig Oblig Group Proj), Ser 2016,
5.000%, 5–15–45	2,650	2,773
Tarrant Cnty Cultural Edu Fac Fin Corp., Ret Fac Rev Bonds (Mirador Proj), Ser 2010A:
4.875%, 11–15–48	750	632
5.000%, 11–15–55	7,000	5,884
Tarrant Cnty Cultural Edu Fac Fin Corp., Ret Fac Rev Bonds (Buckner Sr Living—Ventana Proj), Ser 2017A:
6.750%, 11–15–47	1,000	1,084
6.750%, 11–15–52	2,500	2,702
TX Muni Gas Acquisition and Supply Corp. III, Gas Supply Rev Bonds, Ser 2012,
5.000%, 12–15–32	1,000	1,111
TX Private Activity Bond Surface Trans Corp., Sr Lien Rev Bonds (North Tarrant Express Managed Lanes Proj), Ser 2009,
6.875%, 12–31–39	9,750	10,842
TX Private Activity Bond Surface Trans Corp., Sr Lien Rev Bonds (LBJ Infra Group LLC IH–635 Managed Lanes Proj), Ser 2010:
7.500%, 6–30–32	1,500	1,721
7.000%, 6–30–40	6,000	6,784
TX Pub Fin Auth Charter Sch Fin Corp., Edu Rev Bonds (Odyssey Academy, Inc.), Ser 2010A,
7.125%, 2–15–40	3,000	3,421
TX Trans Comsn, Cent TX Tpk Sys First Tier Rev Rfdg Bonds, Ser 2012–A,
5.000%, 8–15–41	6,445	7,174

		117,939

Utah – 0.3%
Muni Bldg Auth of Uintah Cnty, UT, Lease Rev Bonds, Ser 2008A,
5.500%, 6–1–37	2,000	2,062

MUNICIPAL BONDS (Continued)	Principal	Value
Virgin Islands – 0.3%
VI Pub Fin Auth, Sub Rev Bonds (VI Matching Fund Loan Note—Diageo Proj), Ser 2009A:
6.625%, 10–1–29	$1,500	$1,012
6.750%, 10–1–37	2,000	1,373

		2,385

Virginia – 4.2%
Econ Dev Auth of James City Cnty, VA, Residential Care Fac Rev Bonds (VA Utd Methodist Homes of Williamsburg, Inc.), Ser 2013A:
6.000%, 6–1–43	3,899	3,870
2.000%, 10–1–48	1,265	59
Indl Dev Auth of Smyth Cnty, VA, Hosp Rev Bonds (Mountain States Hlth Alliance), Ser 2009A,
8.000%, 7–1–38	4,615	4,932
Lexington, VA, Indl Dev Auth, Residential Care Fac Rfdg Rev Bonds (Kendal at Lexington), Ser 2016,
4.000%, 1–1–37	800	805
Marquis Cmnty Dev Auth (VA), Rev Bonds, Ser 2007B,
5.625%, 9–1–41	2,779	2,117
Marquis Cmnty Dev Auth (VA), Rev Bonds, Ser 2007C,
0.000%, 9–1–41 (A)	821	113
Marquis Cmnty Dev Auth (York Country, VA), Convertible Cap Apprec Rev Bonds, Ser 2015,
0.000%, 9–1–45 (A)	859	573
VA Small Business Fin Auth, Sr Lien Rev Bonds (95 Express Lanes LLC Proj), Ser 2012,
5.000%, 7–1–34	4,590	4,962
VA Small Business Fin Auth, Sr Lien Rev Bonds (Elizabeth River Crossing Opco LLC Proj), Ser 2012:
6.000%, 1–1–37	1,615	1,835
5.500%, 1–1–42	11,000	12,246

		31,512

Washington – 0.8%
Port of Sunnyside, Yakima Cnty, WA, Rev Bonds (Indl Wastewater Treatment Sys), Ser 2008,
6.625%, 12–1–21	1,390	1,421
WA Hlth Care Fac Auth, Rev Bonds (Seattle Cancer Care Alliance), Ser 2008,
7.375%, 3–1–38	4,100	4,465

		5,886

West Virginia – 0.1%
Brooke Cnty, WV, Rev Bonds (Bethany College), Ser 2011A,
6.750%, 10–1–37	1,000	1,017

2017	ANNUAL REPORT	71

SCHEDULE OF INVESTMENTS	MUNICIPAL HIGH INCOME FUND (in thousands)

SEPTEMBER 30, 2017

MUNICIPAL BONDS (Continued)	Principal	Value
Wisconsin – 2.3%
Pub Fin Auth, Sr Arpt Fac Rev and Rfdg Bonds (TrIps Obligated Group), Ser 2012B,
5.000%, 7–1–42	$4,500	$4,816
Pub Fin Auth, Edu Rev Bonds (NC Charter Edu Fndtn Proj), Ser 2016A,
5.000%, 6–15–36	4,000	3,971
Pub Fin Auth, Higher Edu Fac Rev Bonds (Wittenberg Univ Proj), Ser 2016,
5.250%, 12–1–39	4,000	3,857
WI Hlth and Edu Fac Auth, Rev Bonds (Beloit College), Ser 2010A:
6.125%, 6–1–35	1,000	1,132
6.125%, 6–1–39	1,000	1,131
WI Pub Fin Auth, Edu Rev Bonds (Triad Edu Svc), Ser 2015A,
5.500%, 6–15–45	2,000	2,020

		16,927

Wyoming – 0.5%
WY Muni Power Agy, Power Supply Sys Rev Bonds, Ser 2008A,
5.500%, 1–1–38	4,000	4,048

TOTAL MUNICIPAL BONDS – 94.7%		$710,936
(Cost: $698,035)

SHORT–TERM SECURITIES	Principal	Value
Commercial Paper (D) – 2.2%
BorgWarner, Inc.,
1.380%, 10–5–17	$4,000	$3,999
J.M. Smucker Co. (The),
1.371%, 10–6–17	5,000	4,999
Sysco Corp.,
1.350%, 10–2–17	7,219	7,218

		16,216

Master Note – 0.6%
Toyota Motor Credit Corp. (1–Month U.S. LIBOR plus 15 bps),
1.450%, 10–4–17 (E)	4,406	4,406

Municipal Obligations – 1.1%
CA Statewide Cmnty Dev Auth, Multifam Hsng Rev Bonds (Wyndover Apts), Ser 2004 LL (GTD by FNMA) (BVAL plus 10 bps),
0.990%, 10–7–17 (E)	1,000	1,000
LA Pub Fac Auth, Rev Bonds (Air Products and Chemicals Proj), Ser 2009A (GTD by Air Products and Chemicals, Inc.) (BVAL plus 24 bps),
0.980%, 10–7–17 (E)	4,000	4,000
NY State Hsng Fin Agy, Maestro West Chelsea Hsng Rev Bonds, Ser 2015B (GTD by Wells Fargo Bank N.A.) (BVAL plus 20 bps),
1.250%, 10–7–17 (E)	1,300	1,300

SHORT–TERM SECURITIES (Continued)	Principal	Value
Municipal Obligations (Continued)
NYC Hsng Dev Corp., Multi–Fam Mtg Rev Bonds (Markham Gardens Apt), Ser 2006A (GTD by FHLMC) (BVAL plus 14 bps),
0.990%, 10–7–17 (E)	$2,000	$2,000

		8,300

TOTAL SHORT–TERM SECURITIES – 3.9%		$28,922
(Cost: $28,923)

TOTAL INVESTMENT SECURITIES – 98.6%		$739,858
(Cost: $726,958)

CASH AND OTHER ASSETS, NET OF LIABILITIES (F) – 1.4%		10,656

NET ASSETS – 100.0%		$750,514

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	Zero coupon bond.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2017. Description of the reference rate and spread, if applicable, are included in the security description.

(C)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(D)	Rate shown is the yield to maturity at September 30, 2017.

(E)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(F)	Cash of $488 has been pledged as collateral on open futures contracts.

(G)	Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at September 30, 2017.

The following futures contracts were outstanding at September 30, 2017 (contracts unrounded):

Description	Type	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation
U.S. Treasury Long Bond	Short	148	12-29-17	14,800	$(22,616)	$368

72	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	MUNICIPAL HIGH INCOME FUND (in thousands)

SEPTEMBER 30, 2017

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$—	$710,936	$—
Short-Term Securities	—	28,922	—
Total	$—	$739,858	$—
Futures Contracts	$368	$—	$—

During the year ended September 30, 2017, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

AGM = Assured Guaranty Municipal

AMBAC = American Municipal Bond Assurance Corp.

BVAL = Bloomberg Valuation Municipal AAA Benchmark

FHLMC = Federal Home Loan Mortgage Association

FNMA = Federal National Mortgage Association

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

SIFMA = Securities Industry and Financial Markets Association

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	73

STATEMENTS OF ASSETS AND LIABILITIES	WADDELL & REED ADVISORS FUNDS

AS OF SEPTEMBER 30, 2017

(In thousands, except per share amounts)	Bond Fund	Cash Management		Global Bond Fund	Government Securities Fund	High Income Fund	Municipal Bond Fund	Municipal High Income Fund
ASSETS
Investments in unaffiliated securities at value+	$1,111,084	$1,404,406		$435,346	$391,534	$1,938,140	$745,582	$739,858
Investments in affiliated securities at value+	—	—		—	—	4,099	—	—
Investments at Value	1,111,084	1,404,406		435,346	391,534	1,942,239	745,582	739,858
Cash	1	1,060		2	1	3,453	1	1
Restricted cash	—	—		—	—	90	376	488
Investment securities sold receivable	2,809	—		1,137	—	23,302	—	—
Dividends and interest receivable	9,050	941		5,320	1,805	33,302	10,006	11,481
Capital shares sold receivable	259	15,181		137	192	861	286	280
Receivable from affiliates	—	7		18	21	1	93	13
Unrealized appreciation on forward foreign currency contracts	—	—		—	—	8	—	—
Prepaid and other assets	70	125		49	41	140	65	187
Total Assets	1,123,273	1,421,720		442,009	393,594	2,003,396	756,409	752,308

LIABILITIES
Investment securities purchased payable	2,991	—		238	—	23,097	—	—
Capital shares redeemed payable	1,553	40,065		653	820	3,216	1,141	1,426
Distributions payable	—	90		—	31	1,041	—	100
Independent Trustees and Chief Compliance Officer fees payable	240	146		111	80	289	188	136
Distribution and service fees payable	6	—	*	4	1	18	7	9
Shareholder servicing payable	188	428		90	62	267	69	65
Investment management fee payable	29	26		15	11	62	21	21
Accounting services fee payable	22	21		11	10	22	17	18
Unrealized depreciation on forward foreign currency contracts	—	—		—	—	64	—	—
Variation margin payable	—	—		—	—	—	3	5
Other liabilities	11	—		9	6	23	3	14
Total Liabilities	5,040	40,776		1,131	1,021	28,099	1,449	1,794
Commitments and Contingencies (See Note 2 and Note 11)
Total Net Assets	$1,118,233	$1,380,944		$440,878	$392,573	$1,975,297	$754,960	$750,514

NET ASSETS
Capital paid in (shares authorized – unlimited)	$1,100,541	$1,381,010		$487,327	$397,990	$2,161,702	$692,106	$777,840
Undistributed net investment income	2,092	—		88	—	422	3,931	2,085
Accumulated net realized loss	(1,601)	(66)		(39,666)	(3,987)	(144,924)	(10,408)	(42,679)
Net unrealized appreciation (depreciation)	17,201	—		(6,871)	(1,430)	(41,903)	69,331	13,268
Total Net Assets	$1,118,233	$1,380,944		$440,878	$392,573	$1,975,297	$754,960	$750,514

CAPITAL SHARES OUTSTANDING:
Class A	69,676	1,377,828		63,725	15,959	173,557	65,953	128,101
Class B	236	654		200	107	493	78	101
Class C	1,323	2,528		1,271	475	5,242	1,617	4,088
Class Y	107,054	N/A		51,884	55,775	111,603	32,791	26,218

NET ASSET VALUE PER SHARE:
Class A	$6.27	$1.00		$3.77	$5.43	$6.79	$7.52	$4.73
Class B	$6.26	$1.00		$3.76	$5.43	$6.79	$7.50	$4.73
Class C	$6.26	$1.00		$3.76	$5.43	$6.79	$7.50	$4.73
Class Y	$6.27	N/A		$3.77	$5.43	$6.79	$7.52	$4.73

+COST
Investments in unaffiliated securities at cost	$1,093,883	$1,404,406		$442,223	$392,964	$1,980,009	$676,557	$726,958
Investments in affiliated securities at cost	—	—		—	—	4,079	—	—

*	Not shown due to rounding.

See Accompanying Notes to Financial Statements.

74	ANNUAL REPORT	2017

STATEMENTS OF OPERATIONS	WADDELL & REED ADVISORS FUNDS

FOR THE YEAR ENDED SEPTEMBER 30, 2017

(In thousands)	Bond Fund	Cash Management	Global Bond Fund	Government Securities Fund	High Income Fund	Municipal Bond Fund	Municipal High Income Fund
INVESTMENT INCOME
Dividends from unaffiliated securities	$21	$—	$1,687	$—	$—	$—	$—
Foreign dividend withholding tax	—	—	(45)	—	—	—	—
Interest and amortization from unaffiliated securities	36,925	14,370	19,871	5,769	158,502	33,207	41,630
Interest and amortization from affiliated securities	—	—	—	—	209	—	—
Total Investment Income	36,946	14,370	21,513	5,769	158,711	33,207	41,630

EXPENSES
Investment management fee	5,650	5,083	3,348	1,354	11,530	4,198	4,140
Distribution and service fees:
Class A	1,173	—	647	245	3,003	1,319	1,620
Class B	19	9	10	8	40	6	6
Class C	91	30	52	29	352	135	217
Shareholder servicing:
Class A	1,061	4,825	675	244	1,707	406	438
Class B	17	2	9	5	26	1	2
Class C	30	6	19	11	75	28	39
Class Y	1,208	N/A	472	286	1,312	473	248
Registration fees	100	145	74	78	111	87	85
Custodian fees	19	13	23	12	19	14	15
Independent Trustees and Chief Compliance Officer fees	106	111	50	26	161	79	68
Accounting services fee	260	256	148	98	260	212	212
Professional fees	44	30	51	20	85	53	52
Other	86	160	57	27	128	55	62
Total Expenses	9,864	10,670	5,635	2,443	18,809	7,066	7,204
Less:
Expenses in excess of limit	(61)	(99)	(200)	(125)	(1)	(340)	(58)
Total Net Expenses	9,803	10,571	5,435	2,318	18,808	6,726	7,146
Net Investment Income	27,143	3,799	16,078	3,451	139,903	26,481	34,484

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	1,678	76	(13,371)	(902)	2,797	441	(14,999)
Futures contracts	—	—	—	—	—	1,038	(50)
Forward foreign currency contracts	—	—	(154)	—	(571)	—	—
Foreign currency exchange transactions	—	—	76	—	(10)	—	—
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(24,552)	—	20,092	(7,674)	46,441	(23,491)	(25,255)
Investments in affiliated securities	—	—	—	—	20	—	—
Futures contracts	—	—	—	—	—	24	(37)
Forward foreign currency contracts	—	—	(67)	—	(126)	—	—
Foreign currency exchange transactions	—	—	(47)	—	4	—	—
Net Realized and Unrealized Gain (Loss)	(22,874)	76	6,529	(8,576)	48,555	(21,988)	(40,341)
Net Increase (Decrease) in Net Assets Resulting from Operations	$4,269	$3,875	$22,607	$(5,125)	$188,458	$4,493	$(5,857)

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	75

STATEMENTS OF CHANGES IN NET ASSETS	WADDELL & REED ADVISORS FUNDS

	Bond Fund		Cash Management		Global Bond Fund
(In thousands)	Year ended 9-30-17	Year ended 9-30-16	Year ended 9-30-17	Year ended 9-30-16	Year ended 9-30-17	Year ended 9-30-16
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$27,143	$25,343	$3,799	$284	$16,078	$20,409
Net realized gain (loss) on investments	1,678	23,374	76	185	(13,449)	(24,750)
Net change in unrealized appreciation (depreciation)	(24,552)	31,076	—	—	19,978	45,166
Net Increase in Net Assets Resulting from Operations	4,269	79,793	3,875	469	22,607	40,825

Distributions to Shareholders From:
Net investment income:
Class A	(10,827)	(20,764)	(3,798)	(283)	(4,997)	(9,955)
Class B	(18)	(18)	— *	— *	(5)	(9)
Class C	(133)	(113)	(1)	(1)	(57)	(63)
Class Y	(18,586)	(4,490)	N/A	N/A	(6,184)	(2,269)
Net realized gains:
Class A	(8,922)	(12,487)	—	—	—	—
Class B	(41)	(31)	—	—	—	—
Class C	(172)	(98)	—	—	—	—
Class Y	(13,185)	(24)	N/A	N/A	—	—
Total Distributions to Shareholders	(51,884)	(38,025)	(3,799)	(284)	(11,243)	(12,296)
Capital Share Transactions	(118,457)	21,108	(24,116)	49,092	(161,928)	(140,384)
Net Increase (Decrease) in Net Assets	(166,072)	62,876	(24,040)	49,277	(150,564)	(111,855)
Net Assets, Beginning of Period	1,284,305	1,221,429	1,404,984	1,355,707	591,442	703,297
Net Assets, End of Period	$1,118,233	$1,284,305	$1,380,944	$1,404,984	$440,878	$591,442
Undistributed net investment income	$2,092	$2,999	$—	$—	$88	$1,389

*Not	shown due to rounding.

See Accompanying Notes to Financial Statements.

76	ANNUAL REPORT	2017

STATEMENTS OF CHANGES IN NET ASSETS	WADDELL & REED ADVISORS FUNDS

	Government Securities Fund		High Income Fund
(In thousands)	Year ended 9-30-17	Year ended 9-30-16	Year ended 9-30-17	Year ended 9-30-16
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$3,451	$2,989	$139,903	$149,506
Net realized gain (loss) on investments	(902)	1,429	2,216	(122,628)
Net change in unrealized appreciation (depreciation)	(7,674)	3,253	46,339	127,486
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,125)	7,671	188,458	154,364

Distributions to Shareholders From:
Net investment income:
Class A	(1,312)	(2,958)	(80,254)	(113,561)
Class B	(2)	(2)	(221)	(311)
Class C	(14)	(16)	(2,064)	(2,183)
Class Y	(2,708)	(674)	(54,643)	(32,357)
Net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class Y	—	—	—	—
Total Distributions to Shareholders	(4,036)	(3,650)	(137,182)	(148,412)
Capital Share Transactions	122,385	24,701	(150,392)	(54,967)
Net Increase (Decrease) in Net Assets	113,224	28,722	(99,116)	(49,015)
Net Assets, Beginning of Period	279,349	250,627	2,074,413	2,123,428
Net Assets, End of Period	$392,573	$279,349	$1,975,297	$2,074,413
Undistributed (distributions in excess of) net investment income	$—	$— *	$422	$(1,372)

*Not	shown due to rounding.

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	77

STATEMENTS OF CHANGES IN NET ASSETS	WADDELL & REED ADVISORS FUNDS

	Municipal Bond Fund		Municipal High Income Fund
(In thousands)	Year ended 9-30-17	Year ended 9-30-16	Year ended 9-30-17	Year ended 9-30-16
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$26,481	$25,048	$34,484	$38,929
Net realized gain (loss) on investments	1,479	398	(15,049)	(4,112)
Net change in unrealized appreciation (depreciation)	(23,467)	15,511	(25,292)	14,912
Net Increase (Decrease) in Net Assets Resulting from Operations	4,493	40,957	(5,857)	49,729

Distributions to Shareholders From:
Net investment income:
Class A	(16,145)	(22,028)	(27,944)	(35,714)
Class B	(14)	(13)	(20)	(30)
Class C	(298)	(276)	(756)	(867)
Class Y	(8,726)	(2,164)	(5,921)	(1,781)
Net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class Y	—	—	—	—
Total Distributions to Shareholders	(25,183)	(24,481)	(34,641)	(38,392)
Capital Share Transactions	(122,473)	16,064	(91,803)	31,074
Net Increase (Decrease) in Net Assets	(143,163)	32,540	(132,301)	42,411
Net Assets, Beginning of Period	898,123	865,583	882,815	840,404
Net Assets, End of Period	$754,960	$898,123	$750,514	$882,815
Undistributed net investment income	$3,931	$2,633	$2,085	$2,242

See Accompanying Notes to Financial Statements.

78	ANNUAL REPORT	2017

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2017	ANNUAL REPORT	79

FINANCIAL HIGHLIGHTS	WADDELL & REED ADVISORS FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

BOND FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2017	$6.51	$0.13	$(0.12)	$0.01	$(0.14)	$(0.11)	$(0.25)
Year ended 9-30-2016	6.30	0.13	0.28	0.41	(0.13)	(0.07)	(0.20)
Year ended 9-30-2015	6.34	0.13	(0.03)	0.10	(0.14)	—	(0.14)
Year ended 9-30-2014	6.33	0.16	0.03	0.19	(0.18)	—	(0.18)
Year ended 9-30-2013	6.67	0.15	(0.32)	(0.17)	(0.17)	—	(0.17)

Class B Shares(4)
Year ended 9-30-2017	6.51	0.04	(0.12)	(0.08)	(0.06)	(0.11)	(0.17)
Year ended 9-30-2016	6.29	0.04	0.29	0.33	(0.04)	(0.07)	(0.11)
Year ended 9-30-2015	6.34	0.05	(0.04)	0.01	(0.06)	—	(0.06)
Year ended 9-30-2014	6.33	0.08	0.03	0.11	(0.10)	—	(0.10)
Year ended 9-30-2013	6.66	0.07	(0.31)	(0.24)	(0.09)	—	(0.09)

Class C Shares
Year ended 9-30-2017	6.50	0.08	(0.12)	(0.04)	(0.09)	(0.11)	(0.20)
Year ended 9-30-2016	6.29	0.07	0.28	0.35	(0.07)	(0.07)	(0.14)
Year ended 9-30-2015	6.34	0.07	(0.03)	0.04	(0.09)	—	(0.09)
Year ended 9-30-2014	6.33	0.10	0.03	0.13	(0.12)	—	(0.12)
Year ended 9-30-2013	6.66	0.09	(0.31)	(0.22)	(0.11)	—	(0.11)

Class Y Shares
Year ended 9-30-2017	6.51	0.15	(0.12)	0.03	(0.16)	(0.11)	(0.27)
Year ended 9-30-2016	6.30	0.15	0.28	0.43	(0.15)	(0.07)	(0.22)
Year ended 9-30-2015	6.35	0.15	(0.04)	0.11	(0.16)	—	(0.16)
Year ended 9-30-2014	6.34	0.18	0.03	0.21	(0.20)	—	(0.20)
Year ended 9-30-2013	6.67	0.17	(0.31)	(0.14)	(0.19)	—	(0.19)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

80	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2017	$6.27	0.39%	$437	0.98%	2.09%	0.99%	2.08%	42%
Year ended 9-30-2016	6.51	6.58	520	0.97	2.03	0.98	2.02	88
Year ended 9-30-2015	6.30	1.66	1,206	0.95	2.02	0.96	2.01	58
Year ended 9-30-2014	6.34	3.03	1,239	0.96	2.58	0.97	2.57	18
Year ended 9-30-2013	6.33	-2.48	1,365	0.94	2.32	0.95	2.31	28

Class B Shares(4)
Year ended 9-30-2017	6.26	-1.15	1	2.39	0.68	—	—	42
Year ended 9-30-2016	6.51	5.31	2	2.31	0.68	—	—	88
Year ended 9-30-2015	6.29	0.21	3	2.26	0.73	—	—	58
Year ended 9-30-2014	6.34	1.70	4	2.25	1.30	—	—	18
Year ended 9-30-2013	6.33	-3.70	6	2.20	1.06	—	—	28

Class C Shares
Year ended 9-30-2017	6.26	-0.46	8	1.85	1.22	—	—	42
Year ended 9-30-2016	6.50	5.65	10	1.85	1.14	—	—	88
Year ended 9-30-2015	6.29	0.56	10	1.87	1.11	—	—	58
Year ended 9-30-2014	6.34	2.08	11	1.89	1.65	—	—	18
Year ended 9-30-2013	6.33	-3.35	14	1.84	1.42	—	—	28

Class Y Shares
Year ended 9-30-2017	6.27	0.68	672	0.69	2.39	—	—	42
Year ended 9-30-2016	6.51	6.88	752	0.67	2.28	—	—	88
Year ended 9-30-2015	6.30	1.80	2	0.67	2.41	—	—	58
Year ended 9-30-2014	6.35	3.33	25	0.67	2.87	—	—	18
Year ended 9-30-2013	6.34	-2.19	15	0.65	2.59	—	—	28

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	81

FINANCIAL HIGHLIGHTS	WADDELL & REED ADVISORS FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

CASH MANAGEMENT

	Net Asset Value, Beginning of Period	Net Investment Income(1)		Net Realized and Unrealized Gain on Investments		Total from Investment Operations		Distributions From Net Investment Income		Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2017	$1.00	$0.00	*	$0.00	*	$0.00	*	$—	*	$—	$—	*
Year ended 9-30-2016	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Year ended 9-30-2015	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Year ended 9-30-2014	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Year ended 9-30-2013	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*

Class B Shares(4)
Year ended 9-30-2017	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Year ended 9-30-2016	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Year ended 9-30-2015	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Year ended 9-30-2014	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Year ended 9-30-2013	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*

Class C Shares(4)
Year ended 9-30-2017	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Year ended 9-30-2016	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Year ended 9-30-2015	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Year ended 9-30-2014	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Year ended 9-30-2013	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

82	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Loss to Average Net Assets Excluding Expense Waiver(3)
Class A Shares
Year ended 9-30-2017	$1.00	0.27%	$1,378	0.74%	0.27%	0.75%	0.26%
Year ended 9-30-2016	1.00	0.02	1,401	0.49	0.02	0.79	-0.28
Year ended 9-30-2015	1.00	0.02	1,350	0.19	0.02	0.80	-0.59
Year ended 9-30-2014	1.00	0.02	1,271	0.17	0.02	0.79	-0.60
Year ended 9-30-2013	1.00	0.02	1,290	0.25	0.02	0.82	-0.55

Class B Shares(4)
Year ended 9-30-2017	1.00	0.02	1	0.96	0.02	1.61	-0.63
Year ended 9-30-2016	1.00	0.02	1	0.49	0.02	1.73	-1.22
Year ended 9-30-2015	1.00	0.02	1	0.19	0.02	1.79	-1.58
Year ended 9-30-2014	1.00	0.02	1	0.17	0.02	1.99	-1.80
Year ended 9-30-2013	1.00	0.02	2	0.26	0.02	1.33	-1.05

Class C Shares(4)
Year ended 9-30-2017	1.00	0.02	2	0.98	0.02	1.61	-0.61
Year ended 9-30-2016	1.00	0.02	3	0.46	0.02	1.62	-1.14
Year ended 9-30-2015	1.00	0.02	5	0.18	0.02	1.59	-1.39
Year ended 9-30-2014	1.00	0.02	5	0.17	0.02	1.59	-1.40
Year ended 9-30-2013	1.00	0.02	8	0.24	0.02	1.63	-1.37

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	83

FINANCIAL HIGHLIGHTS	WADDELL & REED ADVISORS FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

GLOBAL BOND FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2017	$3.68	$0.11	$0.05	$0.16	$(0.07)	$—	$(0.07)
Year ended 9-30-2016	3.52	0.11	0.12	0.23	(0.07)	—	(0.07)
Year ended 9-30-2015	3.90	0.13	(0.39)	(0.26)	(0.12)	—	(0.12)
Year ended 9-30-2014	3.88	0.15	0.02	0.17	(0.15)	—	(0.15)
Year ended 9-30-2013	4.01	0.16	(0.10)	0.06	(0.17)	(0.02)	(0.19)

Class B Shares(4)
Year ended 9-30-2017	3.68	0.05	0.05	0.10	(0.02)	—	(0.02)
Year ended 9-30-2016	3.51	0.07	0.12	0.19	(0.02)	—	(0.02)
Year ended 9-30-2015	3.89	0.08	(0.39)	(0.31)	(0.07)	—	(0.07)
Year ended 9-30-2014	3.88	0.10	0.01	0.11	(0.10)	—	(0.10)
Year ended 9-30-2013	4.01	0.11	(0.10)	0.01	(0.12)	(0.02)	(0.14)

Class C Shares
Year ended 9-30-2017	3.68	0.07	0.05	0.12	(0.04)	—	(0.04)
Year ended 9-30-2016	3.51	0.08	0.12	0.20	(0.03)	—	(0.03)
Year ended 9-30-2015	3.90	0.09	(0.39)	(0.30)	(0.09)	—	(0.09)
Year ended 9-30-2014	3.88	0.12	0.02	0.14	(0.12)	—	(0.12)
Year ended 9-30-2013	4.01	0.13	(0.10)	0.03	(0.13)	(0.03)	(0.16)

Class Y Shares
Year ended 9-30-2017	3.68	0.12	0.05	0.17	(0.08)	—	(0.08)
Year ended 9-30-2016	3.52	0.12	0.12	0.24	(0.08)	—	(0.08)
Year ended 9-30-2015	3.90	0.14	(0.39)	(0.25)	(0.13)	—	(0.13)
Year ended 9-30-2014	3.88	0.16	0.03	0.19	(0.17)	—	(0.17)
Year ended 9-30-2013	4.02	0.18	(0.12)	0.06	(0.18)	(0.02)	(0.20)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

(5)	Expense ratio based on the period excluding reorganization expenses was 1.15%.

(6)	Expense ratio based on the period excluding reorganization expenses was 2.50%.

(7)	Expense ratio based on the period excluding reorganization expenses was 2.03%.

(8)	Expense ratio based on the period excluding reorganization expenses was 0.83%.

84	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2017	$3.77	4.17%	$240	1.16	%(5)	2.84%	1.21%	2.79%	27%
Year ended 9-30-2016	3.68	6.49	281	1.19		3.21	1.22	3.18	16
Year ended 9-30-2015	3.52	-6.89	641	1.17		3.36	1.19	3.34	16
Year ended 9-30-2014	3.90	4.48	787	1.17		3.79	1.19	3.77	27
Year ended 9-30-2013	3.88	1.48	796	1.19		4.04	1.21	4.02	21

Class B Shares(4)
Year ended 9-30-2017	3.76	2.75	1	2.53	(6)	1.47	2.65	1.35	27
Year ended 9-30-2016	3.68	5.37	1	2.52		1.84	2.55	1.81	16
Year ended 9-30-2015	3.51	-8.13	2	2.52		2.02	2.54	2.00	16
Year ended 9-30-2014	3.89	2.87	3	2.45		2.51	2.47	2.49	27
Year ended 9-30-2013	3.88	0.26	4	2.42		2.82	2.44	2.80	21

Class C Shares
Year ended 9-30-2017	3.76	3.30	5	2.04	(7)	1.96	2.06	1.94	27
Year ended 9-30-2016	3.68	5.87	6	2.03		2.33	2.06	2.30	16
Year ended 9-30-2015	3.51	-7.92	7	2.00		2.53	2.02	2.51	16
Year ended 9-30-2014	3.90	3.63	11	2.00		2.96	2.02	2.94	27
Year ended 9-30-2013	3.88	0.62	12	2.00		3.22	2.02	3.20	21

Class Y Shares
Year ended 9-30-2017	3.77	4.78	195	0.84	(8)	3.16	0.87	3.13	27
Year ended 9-30-2016	3.68	6.88	303	0.81		3.32	0.84	3.29	16
Year ended 9-30-2015	3.52	-6.56	53	0.81		3.71	0.83	3.69	16
Year ended 9-30-2014	3.90	4.88	52	0.80		4.15	0.82	4.13	27
Year ended 9-30-2013	3.88	1.86	38	0.80		4.42	0.82	4.40	21

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	85

FINANCIAL HIGHLIGHTS	WADDELL & REED ADVISORS FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

GOVERNMENT SECURITIES FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2017	$5.60	$0.06		$(0.16)	$(0.10)	$(0.07)	$—	$(0.07)
Year ended 9-30-2016	5.51	0.06		0.10	0.16	(0.07)	—	(0.07)
Year ended 9-30-2015	5.49	0.07		0.03	0.10	(0.08)	—	(0.08)
Year ended 9-30-2014	5.51	0.08		(0.01)	0.07	(0.09)	—	(0.09)
Year ended 9-30-2013	5.85	0.07		(0.29)	(0.22)	(0.09)	(0.03)	(0.12)

Class B Shares(4)
Year ended 9-30-2017	5.60	0.00	*	(0.16)	(0.16)	(0.01)	—	(0.01)
Year ended 9-30-2016	5.51	0.00	*	0.10	0.10	(0.01)	—	(0.01)
Year ended 9-30-2015	5.49	0.00	*	0.04	0.04	(0.02)	—	(0.02)
Year ended 9-30-2014	5.51	0.01		0.00	0.01	(0.03)	—	(0.03)
Year ended 9-30-2013	5.85	0.01		(0.29)	(0.28)	(0.03)	(0.03)	(0.06)

Class C Shares
Year ended 9-30-2017	5.60	0.01		(0.15)	(0.14)	(0.03)	—	(0.03)
Year ended 9-30-2016	5.51	0.01		0.11	0.12	(0.03)	—	(0.03)
Year ended 9-30-2015	5.49	0.02		0.04	0.06	(0.04)	—	(0.04)
Year ended 9-30-2014	5.51	0.03		0.00	0.03	(0.05)	—	(0.05)
Year ended 9-30-2013	5.85	0.03		(0.29)	(0.26)	(0.05)	(0.03)	(0.08)

Class Y Shares
Year ended 9-30-2017	5.60	0.07		(0.15)	(0.08)	(0.09)	—	(0.09)
Year ended 9-30-2016	5.51	0.07		0.11	0.18	(0.09)	—	(0.09)
Year ended 9-30-2015	5.49	0.08		0.04	0.12	(0.10)	—	(0.10)
Year ended 9-30-2014	5.51	0.10		(0.01)	0.09	(0.11)	—	(0.11)
Year ended 9-30-2013	5.85	0.09		(0.29)	(0.20)	(0.11)	(0.03)	(0.14)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

(5)	Expense ratio based on the period excluding reorganization expenses was 1.00%.

(6)	Expense ratio based on the period excluding reorganization expenses was 0.72%.

86	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2017	$5.43	-1.73%	$87	1.02	%(5)	1.12%	1.10%	1.04%	37%
Year ended 9-30-2016	5.60	3.01	118	1.01		1.11	1.07	1.05	43
Year ended 9-30-2015	5.51	1.88	244	1.01		1.18	1.07	1.12	63
Year ended 9-30-2014	5.49	1.35	249	1.02		1.45	1.06	1.41	3
Year ended 9-30-2013	5.51	-3.80	336	1.00		1.31	1.06	1.25	26

Class B Shares(4)
Year ended 9-30-2017	5.43	-2.81	1	2.13		0.01	2.27	-0.13	37
Year ended 9-30-2016	5.60	1.83	1	2.17		-0.05	2.21	-0.09	43
Year ended 9-30-2015	5.51	0.68	1	2.20		-0.01	2.24	-0.05	63
Year ended 9-30-2014	5.49	0.13	2	2.23		0.24	2.27	0.20	3
Year ended 9-30-2013	5.51	-4.88	2	2.13		0.18	2.17	0.14	26

Class C Shares
Year ended 9-30-2017	5.43	-2.58	2	1.88		0.26	1.95	0.19	37
Year ended 9-30-2016	5.60	2.10	3	1.91		0.21	1.95	0.17	43
Year ended 9-30-2015	5.51	1.04	4	1.84		0.35	1.88	0.31	63
Year ended 9-30-2014	5.49	0.49	5	1.87		0.60	1.91	0.56	3
Year ended 9-30-2013	5.51	-4.56	7	1.79		0.52	1.83	0.48	26

Class Y Shares
Year ended 9-30-2017	5.43	-1.44	303	0.74	(6)	1.38	0.76	1.36	37
Year ended 9-30-2016	5.60	3.33	157	0.70		1.33	0.74	1.29	43
Year ended 9-30-2015	5.51	2.20	2	0.70		1.50	0.74	1.46	63
Year ended 9-30-2014	5.49	1.67	2	0.69		1.78	0.73	1.74	3
Year ended 9-30-2013	5.51	-3.50	2	0.69		1.63	0.73	1.59	26

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	87

FINANCIAL HIGHLIGHTS	WADDELL & REED ADVISORS FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

HIGH INCOME FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2017	$6.62	$0.46	$0.16	$0.62	$(0.45)	$—	$(0.45)
Year ended 9-30-2016	6.58	0.48	0.03	0.51	(0.47)	—	(0.47)
Year ended 9-30-2015	7.52	0.48	(0.80)	(0.32)	(0.48)	(0.14)	(0.62)
Year ended 9-30-2014	7.66	0.51	0.05	0.56	(0.51)	(0.19)	(0.70)
Year ended 9-30-2013	7.43	0.56	0.24	0.80	(0.57)	—	(0.57)

Class B Shares(4)
Year ended 9-30-2017	6.62	0.38	0.16	0.54	(0.37)	—	(0.37)
Year ended 9-30-2016	6.58	0.40	0.03	0.43	(0.39)	—	(0.39)
Year ended 9-30-2015	7.52	0.40	(0.80)	(0.40)	(0.40)	(0.14)	(0.54)
Year ended 9-30-2014	7.66	0.42	0.05	0.47	(0.42)	(0.19)	(0.61)
Year ended 9-30-2013	7.43	0.48	0.23	0.71	(0.48)	—	(0.48)

Class C Shares
Year ended 9-30-2017	6.62	0.40	0.17	0.57	(0.40)	—	(0.40)
Year ended 9-30-2016	6.58	0.42	0.04	0.46	(0.42)	—	(0.42)
Year ended 9-30-2015	7.52	0.43	(0.80)	(0.37)	(0.43)	(0.14)	(0.57)
Year ended 9-30-2014	7.66	0.45	0.05	0.50	(0.45)	(0.19)	(0.64)
Year ended 9-30-2013	7.43	0.50	0.24	0.74	(0.51)	—	(0.51)

Class Y Shares
Year ended 9-30-2017	6.62	0.48	0.16	0.64	(0.47)	—	(0.47)
Year ended 9-30-2016	6.58	0.49	0.04	0.53	(0.49)	—	(0.49)
Year ended 9-30-2015	7.52	0.50	(0.80)	(0.30)	(0.50)	(0.14)	(0.64)
Year ended 9-30-2014	7.66	0.53	0.05	0.58	(0.53)	(0.19)	(0.72)
Year ended 9-30-2013	7.43	0.58	0.24	0.82	(0.59)	—	(0.59)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

(5)	Expense ratio based on the period excluding reorganization expenses was 2.21%.

88	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2017	$6.79	9.63%	$1,179	1.00%		6.81%	—%	—%	40%
Year ended 9-30-2016	6.62	8.33	1,186	1.02		7.49	1.04	7.47	38
Year ended 9-30-2015	6.58	-4.49	1,789	1.00		6.79	1.01	6.78	43
Year ended 9-30-2014	7.52	7.47	1,977	1.00		6.57	1.01	6.56	65
Year ended 9-30-2013	7.66	11.01	1,782	1.03		7.39	1.04	7.38	92

Class B Shares(4)
Year ended 9-30-2017	6.79	8.29	3	2.23	(5)	5.58	2.24	5.57	40
Year ended 9-30-2016	6.62	7.00	4	2.25		6.25	2.26	6.24	38
Year ended 9-30-2015	6.58	-5.59	6	2.17		5.60	2.18	5.59	43
Year ended 9-30-2014	7.52	6.29	9	2.11		5.50	2.12	5.49	65
Year ended 9-30-2013	7.66	9.78	11	2.14		6.31	2.15	6.30	92

Class C Shares
Year ended 9-30-2017	6.79	8.75	35	1.82		5.99	—	—	40
Year ended 9-30-2016	6.62	7.46	34	1.83		6.66	1.84	6.65	38
Year ended 9-30-2015	6.58	-5.24	37	1.78		6.00	1.79	5.99	43
Year ended 9-30-2014	7.52	6.65	50	1.77		5.81	1.78	5.80	65
Year ended 9-30-2013	7.66	10.15	47	1.80		6.60	1.81	6.59	92

Class Y Shares
Year ended 9-30-2017	6.79	9.86	758	0.77		7.05	—	—	40
Year ended 9-30-2016	6.62	8.62	850	0.74		7.64	0.76	7.62	38
Year ended 9-30-2015	6.58	-4.24	291	0.73		7.05	0.74	7.04	43
Year ended 9-30-2014	7.52	7.76	325	0.73		6.83	0.74	6.82	65
Year ended 9-30-2013	7.66	11.33	285	0.75		7.66	0.76	7.65	92

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	89

FINANCIAL HIGHLIGHTS	WADDELL & REED ADVISORS FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

MUNICIPAL BOND FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2017	$7.69	$0.24	$(0.20)	$0.04	$(0.21)	$—	$(0.21)
Year ended 9-30-2016	7.55	0.22	0.13	0.35	(0.21)	—	(0.21)
Year ended 9-30-2015	7.59	0.21	(0.04)	0.17	(0.21)	—	(0.21)
Year ended 9-30-2014	7.30	0.24	0.30	0.54	(0.25)	—	(0.25)
Year ended 9-30-2013	7.74	0.24	(0.45)	(0.21)	(0.23)	—	(0.23)

Class B Shares(4)
Year ended 9-30-2017	7.68	0.17	(0.19)	(0.02)	(0.16)	—	(0.16)
Year ended 9-30-2016	7.54	0.14	0.14	0.28	(0.14)	—	(0.14)
Year ended 9-30-2015	7.57	0.14	(0.03)	0.11	(0.14)	—	(0.14)
Year ended 9-30-2014	7.29	0.17	0.29	0.46	(0.18)	—	(0.18)
Year ended 9-30-2013	7.72	0.16	(0.44)	(0.28)	(0.15)	—	(0.15)

Class C Shares
Year ended 9-30-2017	7.68	0.17	(0.19)	(0.02)	(0.16)	—	(0.16)
Year ended 9-30-2016	7.54	0.15	0.13	0.28	(0.14)	—	(0.14)
Year ended 9-30-2015	7.58	0.15	(0.05)	0.10	(0.14)	—	(0.14)
Year ended 9-30-2014	7.29	0.18	0.30	0.48	(0.19)	—	(0.19)
Year ended 9-30-2013	7.73	0.17	(0.44)	(0.27)	(0.17)	—	(0.17)

Class Y Shares
Year ended 9-30-2017	7.69	0.25	(0.18)	0.07	(0.24)	—	(0.24)
Year ended 9-30-2016(5)	7.72	0.22	(0.18)	0.04	(0.07)	—	(0.07)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

(5)	For the period from June 10, 2016 (commencement of operations of the class) through September 30, 2016.

(6)	Annualized.

(7)	Expense ratio based on the period excluding reorganization expenses was 0.84%.

(8)	Expense ratio based on the period excluding reorganization expenses was 1.78%.

(9)	Expense ratio based on the period excluding reorganization expenses was 1.71%.

(10)	Expense ratio based on the period excluding reorganization expenses was 0.70%.

(11)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended September 30, 2016.

90	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2017	$7.52	0.83%	$496	0.85	%(7)	3.22%		0.90%		3.17%		4%
Year ended 9-30-2016	7.69	4.69	576	0.86		2.81		0.89		2.78		5
Year ended 9-30-2015	7.55	2.24	851	0.86		2.80		0.90		2.76		9
Year ended 9-30-2014	7.59	7.56	849	0.87		3.25		0.90		3.22		5
Year ended 9-30-2013	7.30	-2.69	860	0.86		3.09		0.89		3.06		9

Class B Shares(4)
Year ended 9-30-2017	7.50	-0.25	1	1.82	(8)	2.26		1.84		2.24		4
Year ended 9-30-2016	7.68	3.71	1	1.80		1.87		1.82		1.85		5
Year ended 9-30-2015	7.54	1.43	1	1.80		1.85		1.82		1.83		9
Year ended 9-30-2014	7.57	6.36	1	1.84		2.29		1.87		2.26		5
Year ended 9-30-2013	7.29	-3.67	1	1.88		2.07		1.90		2.05		9

Class C Shares
Year ended 9-30-2017	7.50	-0.18	12	1.74	(9)	2.33		1.78		2.29		4
Year ended 9-30-2016	7.68	3.79	15	1.72		1.94		1.74		1.92		5
Year ended 9-30-2015	7.54	1.37	14	1.73		1.93		1.76		1.90		9
Year ended 9-30-2014	7.58	6.63	15	1.73		2.39		1.76		2.36		5
Year ended 9-30-2013	7.29	-3.50	18	1.70		2.24		1.72		2.22		9

Class Y Shares
Year ended 9-30-2017	7.52	0.96	246	0.72	(10)	3.35		0.72		3.35		4
Year ended 9-30-2016(5)	7.69	0.53	306	0.69	(6)	2.87	(6)	0.71	(6)	2.85	(6)	5	(11)

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	91

FINANCIAL HIGHLIGHTS	WADDELL & REED ADVISORS FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

MUNICIPAL HIGH INCOME FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2017	$4.96	$0.20	$(0.22)	$(0.02)	$(0.21)	$—	$(0.21)
Year ended 9-30-2016	4.90	0.22	0.06	0.28	(0.22)	—	(0.22)
Year ended 9-30-2015	4.93	0.22	(0.04)	0.18	(0.21)	—	(0.21)
Year ended 9-30-2014	4.67	0.24	0.26	0.50	(0.24)	—	(0.24)
Year ended 9-30-2013	5.03	0.23	(0.36)	(0.13)	(0.23)	—	(0.23)

Class B Shares(4)
Year ended 9-30-2017	4.96	0.16	(0.23)	(0.07)	(0.16)	—	(0.16)
Year ended 9-30-2016	4.90	0.17	0.06	0.23	(0.17)	—	(0.17)
Year ended 9-30-2015	4.93	0.17	(0.03)	0.14	(0.17)	—	(0.17)
Year ended 9-30-2014	4.67	0.20	0.25	0.45	(0.19)	—	(0.19)
Year ended 9-30-2013	5.03	0.18	(0.36)	(0.18)	(0.18)	—	(0.18)

Class C Shares
Year ended 9-30-2017	4.96	0.17	(0.23)	(0.06)	(0.17)	—	(0.17)
Year ended 9-30-2016	4.90	0.18	0.06	0.24	(0.18)	—	(0.18)
Year ended 9-30-2015	4.93	0.17	(0.03)	0.14	(0.17)	—	(0.17)
Year ended 9-30-2014	4.67	0.20	0.26	0.46	(0.20)	—	(0.20)
Year ended 9-30-2013	5.03	0.19	(0.36)	(0.17)	(0.19)	—	(0.19)

Class Y Shares
Year ended 9-30-2017	4.96	0.21	(0.23)	(0.02)	(0.21)	—	(0.21)
Year ended 9-30-2016(5)	4.96	0.24	(0.17)	0.07	(0.07)	—	(0.07)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

(5)	For the period from June 10, 2016 (commencement of operations of the class) through September 30, 2016.

(6)	Annualized.
(7)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for year end September 30, 2016.

(8)	Expense ratio based on the period excluding reorganization expenses was 1.81%.

(9)	Expense ratio based on the period excluding reorganization expenses was 1.70%.

(10)	Expense ratio based on the period excluding reorganization expenses was 0.71%.

92	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2017	$4.73	-0.43%	$607	0.89%		4.29%		0.89%		4.29%		9%
Year ended 9-30-2016	4.96	5.81	708	0.86		4.50		0.88		4.48		4
Year ended 9-30-2015	4.90	3.78	816	0.87		4.37		0.90		4.34		7
Year ended 9-30-2014	4.93	11.03	785	0.90		5.12		0.93		5.09		8
Year ended 9-30-2013	4.67	-2.80	693	0.89		4.57		0.91		4.55		19

Class B Shares(4)
Year ended 9-30-2017	4.73	-1.37	1	1.85	(8)	3.36		1.92		3.29		9
Year ended 9-30-2016	4.96	4.80	1	1.83		3.53		1.85		3.51		4
Year ended 9-30-2015	4.90	2.78	1	1.85		3.40		1.87		3.38		7
Year ended 9-30-2014	4.93	9.95	1	1.88		4.15		1.91		4.12		8
Year ended 9-30-2013	4.67	-3.75	2	1.88		3.58		1.90		3.56		19

Class C Shares
Year ended 9-30-2017	4.73	-1.24	19	1.73	(9)	3.46		1.76		3.43		9
Year ended 9-30-2016	4.96	4.93	25	1.70		3.66		1.72		3.64		4
Year ended 9-30-2015	4.90	2.92	23	1.71		3.53		1.73		3.51		7
Year ended 9-30-2014	4.93	10.11	24	1.73		4.29		1.76		4.26		8
Year ended 9-30-2013	4.67	-3.58	27	1.70		3.76		1.72		3.74		19

Class Y Shares
Year ended 9-30-2017	4.73	-0.30	124	0.74	(10)	4.44		0.76		4.42		9
Year ended 9-30-2016(5)	4.96	1.42	149	0.69	(6)	4.69	(6)	0.71	(6)	4.67	(6)	4	(7)

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	93

NOTES TO FINANCIAL STATEMENTS	WADDELL & REED ADVISORS FUNDS

SEPTEMBER 30, 2017

1.	ORGANIZATION

Waddell & Reed Advisors Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Waddell & Reed Advisors Bond Fund, Waddell & Reed Advisors Cash Management, Waddell & Reed Advisors Global Bond Fund, Waddell & Reed Advisors Government Securities Fund, Waddell & Reed Advisors High Income Fund, Waddell & Reed Advisors Municipal Bond Fund and Waddell & Reed Advisors Municipal High Income Fund (each, a “Fund”) are seven series of the Trust and are the only series of the Trust included in these financial statements. The investment objective(s), policies and risk factors of each Fund are described more fully in the Prospectus and Statement of Additional Information. The investment manager to each Fund is Waddell & Reed Investment Management Company (“WRIMCO” or the “Manager”).

Each Fund (except Cash Management, which does not offer Class Y shares) offers Class A, Class B, Class C and Class Y shares. The Funds’ Class B shares are not available for purchase by new and existing investors. Class B shares will continue to be available for dividend reinvestment and exchanges from Class B shares of another fund within Waddell & Reed Advisors Funds. Class C shares of Cash Management are closed to direct investment. Class C shares of Cash Management will continue to be available for dividend reinvestment and exchanges from Class C shares of another fund within Waddell & Reed Advisors Funds. Class A shares are sold at their offering price, which is normally net asset value (“NAV”) plus a front-end sales charge. For Class A shares, a 1% contingent deferred sales charge (“CDSC”) is only imposed on shares purchased at NAV for $1 million or more that are subsequently redeemed within 12 months of purchase. Class B and Class C shares are sold without a front-end sales charge, but may be subject to a CDSC. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Net investment income, net assets and NAV per share may differ due to each class having its own expenses, such as transfer agent and shareholder servicing fees, directly attributable to that class. Class A, Class B and Class C shares have separate distribution and/or service plans. No such plan has been adopted for Class Y shares or Class A shares of Cash Management. Class B shares will automatically convert to Class A shares 96 months after the date of purchase.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. All or a portion of the distributions received from a real estate investment trust or publicly traded partnership may be designated as a reduction of cost of the related investment or realized gain.

Foreign Currency Translation. Each Fund’s accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily, using foreign exchange rates obtained from an independent pricing service approved by the Board of Trustees of the Trust (the “Board”). Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments. Foreign exchange rates are typically valued as of the close of the New York Stock Exchange (“NYSE”), normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Income Taxes. It is the policy of each Fund to distribute all of its taxable income and capital gains to its shareholders and to otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. The Funds file income tax returns in U.S. federal and applicable state jurisdictions. The Funds’ tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax returns. Management of the Trust periodically reviews all tax positions to assess whether it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of the date of these financial statements, management believes that no liability for unrecognized tax positions is required.

94	ANNUAL REPORT	2017

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). If the total dividends and distributions made in any tax year exceed net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a return of capital for tax purposes.

Segregation and Collateralization. In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”), the Dodd Frank Wall Street Reform and Consumer Protection Act, or the interpretive rules and regulations of the U.S. Commodities Futures Trading Commission require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps), the Fund will segregate collateral or designate on its books and records, cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged to cover obligations of the Funds under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as “Restricted cash”. Securities collateral pledged for the same purpose, if any, is noted on the Schedule of Investments.

Concentration of Market and Credit Risk. In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded on the Funds’ Statement of Assets and Liabilities, less any collateral held by the Funds.

Certain Funds may hold high-yield or non-investment-grade bonds, that may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Funds may acquire securities in default and are not obligated to dispose of securities whose issuers subsequently default.

Certain Funds may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected on the Statement of Assets and Liabilities.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

Inflation-Indexed Bonds. Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Interest Only Obligations. These securities entitle the owner to receive only the interest portion from a bond, Treasury note or pool of mortgages. These securities are generally created by a third party separating a bond or pool of mortgages into distinct interest-only and principal-only securities. As the principal (par) amount of a bond or pool of mortgages is paid down, the amount of interest income earned by the owner will decline as well.

2017	ANNUAL REPORT	95

Loans. Certain Funds may invest in loans, the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates, the debtor of which may be a domestic or foreign corporation, partnership or other entity (“Borrower”). Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, the London Interbank Offered Rate (“LIBOR”) or certificates of deposit rates. Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Loans are exempt from registration under the Securities Act of 1933, as amended, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender. When a Fund purchases a participation of a loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in loans includes the right to receive payments of principal, interest and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no direct right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and interest.

Payment In-Kind Securities. Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in cash or in additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

Securities on a When-Issued or Delayed Delivery Basis. Certain Funds may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by a Fund on a when-issued basis normally take place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of a Fund’s NAV to the extent the Fund executes such transactions while remaining substantially fully invested. When a Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield WRIMCO considers advantageous. The Fund maintains internally designated assets with a value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued or delayed delivery basis prior to settlement of the original purchase.

Custodian Fees. “Custodian fees” on the Statement of Operations may include interest expense incurred by a Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. A Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by that Fund. The “Earnings credit” line item, if shown, represents earnings on cash balances maintained by that Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Indemnification. The Trust’s organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Basis of Preparation. Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The accompanying financial statements were prepared in accordance with U.S. GAAP, including but not limited to ASC 946. U.S. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are

96	ANNUAL REPORT	2017

appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Subsequent Events. The Board of Trustees of the Waddell & Reed Advisors Funds (“WRA Funds”) approved a Reorganization Plan, in which each WRA Fund has been reorganized into a corresponding fund within Ivy Funds, a trust whose investment advisor is Ivy Investment Management Company (“IICO”), an affiliate of WRIMCO. This means that the corresponding fund within Ivy Funds received all of the assets and liabilities of the corresponding WRA Fund in exchange for shares of the Ivy Fund. Each WRA Fund, in turn, distributed those Ivy Fund shares to its shareholders in liquidation and shareholders of a WRA Fund became shareholders of the corresponding Ivy Fund. Under the Reorganization Plan, each WRA Fund was reorganized into the Ivy Fund listed directly opposite such WRA Fund in the table below.

WRA Funds	Ivy Funds
WRA Bond Fund	Ivy Bond Fund
WRA Global Bond Fund	Ivy Global Bond Fund
WRA Government Securities Fund	Ivy Government Securities Fund
WRA Municipal Bond Fund	Ivy Municipal Bond Fund

In connection with the Reorganization, the Ivy Funds organized the Ivy Bond Fund and Ivy Government Securities Fund (the “Shell Ivy Funds”) which had no assets or liabilities. Each Shell Ivy Fund has been created in connection with the Reorganization Plan to continue the business of its corresponding WRA Fund and has identical investment objectives, principal investment strategies and fundamental investment restrictions as its respective corresponding WRA Fund. The Shell Ivy Funds commenced operations on the date of the Reorganization. The Reorganization took place on October 16, 2017.

On November 14, 2017, the Board of Trustees of the WRA Funds adopted a resolution in which the WRA Funds will be reorganized into a corresponding series of the Ivy Funds, an affiliated investment company, as shown in the table below. This means that the corresponding fund within Ivy Funds will receive all of the assets and liabilities of the corresponding WRA Fund in exchange for shares of the Ivy Fund. Each WRA Fund, in turn, will distribute those Ivy Fund shares to its shareholders in liquidation and shareholders of a WRA Fund will become shareholders of the corresponding Ivy Fund. Under the Reorganization Plan, each WRA Fund will be reorganized into the Ivy Fund listed directly opposite such WRA Fund in the table below.

WRA Funds	Ivy Funds
WRA High Income Fund	Ivy High Income Fund
WRA Municipal High Income Fund	Ivy Municipal High Income Fund
WRA Cash Management Fund	Ivy Cash Management Fund

In connection with the Reorganization, the Ivy Funds organized the Ivy Cash Management Fund (the “Shell Ivy Fund”) which currently has no assets or liabilities. The Shell Ivy Fund has been created in connection with the Reorganization Plan to continue the business of its corresponding WRA Fund and has identical investment objectives, principal investment strategies and fundamental investment restrictions as its respective corresponding WRA Fund. The Shell Ivy Fund will commence operations on the date of the Reorganization.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Each Fund’s investments are reported at fair value. Fair value is defined as the price that each Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. Each Fund calculates the NAV of its shares as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

For purposes of calculating the NAV, the portfolio securities and financial instruments are valued on each business day using pricing and valuation methods as adopted by the Board. Where market quotes are readily available, fair value is generally determined on the basis of the last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Prices for fixed-income securities are typically based on quotes that are obtained from an independent pricing service approved by the Board. To determine values of fixed-income securities, the independent pricing service utilizes such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities that cannot be valued by the independent pricing service may be valued using quotes obtained from dealers that make markets in the securities.

Investments in Waddell & Reed Advisors Cash Management are valued on the basis of amortized cost (which approximates value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. Short-term securities with maturities of 60 days or less held in all Funds (with the exception of Waddell & Reed Advisors Cash Management) are valued based on quotes that are obtained from an independent pricing service approved by the Board as described in the preceding paragraph above.

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Because many foreign markets close before the NYSE, events may occur between the close of the foreign market and the close of the NYSE that could have a material impact on the valuation of foreign securities. Waddell & Reed Services Company (“WRSCO”), pursuant to procedures adopted by the Board, evaluates the impact of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the NYSE. In addition, all securities for which values are not readily available or are deemed unreliable are appraised at fair value as determined in good faith under the supervision of the Board.

Where market quotes are not readily available, portfolio securities or financial instruments are valued at fair value, as determined in good faith by the Board or Valuation Committee pursuant to procedures approved by the Board.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE close, that materially affect the values of a Fund’s securities or financial instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available.

The Board has delegated to WRSCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial instruments and for determining whether the value of the applicable securities or financial instruments should be re-evaluated in light of such significant events. The Board has established a Valuation Committee to administer and oversee the valuation process, including the use of third party pricing vendors.

The Board has adopted methods for valuing securities and financial instruments in circumstances where market quotes are not readily available. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to procedures established by the Board, with reference to other securities or indices. In the event that the security or financial instrument cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or financial instrument will be determined in good faith by the Valuation Committee in accordance with the procedures adopted by the Board.

When a Fund uses these fair valuation methods applied by WRSCO that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at its direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. The prices used by a Fund may differ from the value that will ultimately be realized at the time the securities are sold.

WRSCO is responsible for monitoring the implementation of the pricing and valuation policies through a series of activities to provide reasonable comfort of the accuracy of prices including: 1) periodic vendor due diligence meetings to review methodologies, new developments, and process at vendors, 2) daily and monthly multi-source pricing comparisons reviewed and submitted to the Valuation Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by management and the Valuation Committee.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized as follows:

Level 1 – Observable input such as quoted prices, available in active markets, for identical assets or liabilities.

Level 2 – Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at its direction that are used in determining the fair value of investments.

98	ANNUAL REPORT	2017

A description of the valuation techniques applied to the Funds’ major classes of assets and liabilities measured at fair value on a recurring basis follows:

Asset-Backed Securities and Mortgage-Backed Securities. The fair value of asset-backed securities and mortgage-backed securities are estimated using recently executed transactions and based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, and otherwise they would be categorized as Level 3.

Corporate Bonds. The fair value of corporate bonds, as obtained from an independent pricing service, is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3 of the fair value hierarchy.

Derivative Instruments. Forward foreign currency contracts are valued based upon the closing prices of the forward currency rates determined at the close of the NYSE, are provided by an independent pricing service. Swaps derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. Swaps are valued by an independent pricing service unless the price is unavailable, in which case they are valued at the price provided by a dealer in that security. Futures contracts traded on an exchange are generally valued at the settlement price. Listed options are ordinarily valued at the mean of the last bid and ask price provided by an independent pricing service unless the price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. Over-the-counter (“OTC”) options are ordinarily valued at the mean of the last bid and ask price provided by an independent pricing service for a comparable listed option unless such a price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. If no comparable listed option exists from which to obtain a price from an independent pricing service and a quotation cannot be obtained from a broker-dealer, the OTC option will be valued using a model reasonably designed to provide a current market price.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap agreements, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case with interest rate swap and option contracts. OTC derivative products valued using pricing models with significant observable inputs are categorized within Level 2 of the fair value hierarchy.

Equity Securities. Equity securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. OTC equity securities and listed securities for which no price is readily available are valued at the average of the last bid and ask prices.

Mutual funds, including investment funds, typically are valued at the NAV reported as of the valuation date.

Securities that are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded and to the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, for which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intra-day trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds, and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Loans. Loans are valued using a price or composite price from one or more brokers or dealers as obtained from an independent pricing service. The fair value of loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from

2017	ANNUAL REPORT	99

independent sources. Loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable in which case they would be categorized as Level 3.

Municipal Bonds. Municipal bonds are fair valued based on pricing models used by and obtained from an independent pricing service that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Restricted Securities. Restricted securities that are deemed to be Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy to the extent that significant inputs to valuation are unobservable, because they trade infrequently, if at all and, therefore, the inputs are unobservable. Restricted securities that are valued at a discount to similar publicly traded securities may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3.

U.S. Government and Agency Securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information. Transfers between levels represent the values as of the beginning of the reporting period.

For fair valuations using unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

Net realized gain (loss) and net unrealized appreciation (depreciation), shown on the reconciliation of Level 3 investments, if applicable, are included on the Statement of Operations in net realized gain (loss) on investments in unaffiliated and/or affiliated securities and in net change in unrealized appreciation (depreciation) on investments in unaffiliated and/or affiliated securities, respectively. Additionally, the net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of September 30, 2017, if applicable, is included on the Statement of Operations in net change in unrealized appreciation (depreciation) on investments in unaffiliated and/or affiliated securities.

4.	DERIVATIVE INSTRUMENTS ($ amounts in thousands unless indicated otherwise)

The following disclosures contain information on why and how the Funds use derivative instruments, the associated risks of investing in derivative instruments, and how derivative instruments affect the Funds’ financial positions and results of operations when presented by primary underlying risk exposure.

Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Forward contracts are reported on a schedule following the Schedule of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates provided by an independent pricing service determined at the close of the NYSE as provided by a bank, dealer or independent pricing service. The resulting unrealized appreciation and depreciation is reported on the Statement of Assets and Liabilities as a receivable or payable and on the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) on the Statement of Operations.

Risks to a Fund related to the use of such contracts include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, a Fund’s maximum loss will consist of the aggregate unrealized gain on appreciated contracts that is not collateralized.

Global Bond Fund and High Income Fund enter into forward foreign currency exchange contracts as an economic hedge against foreign currencies (foreign currency exchange rate risk).

Futures Contracts. Certain Funds may engage in buying and selling futures contracts. Upon entering into a futures contract, the Fund is required to deposit, in a segregated account, an amount equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments (variation margins) are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index.

100	ANNUAL REPORT	2017

Futures contracts are reported on a schedule following the Schedule of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are identified on the Schedule of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted on the Statement of Assets and Liabilities. The net change in unrealized appreciation (depreciation) is reported on the Statement of Operations. Realized gains (losses) are reported on the Statement of Operations at the closing or expiration of futures contracts.

Risks of entering into futures contracts include the possibility of loss of securities or cash held as collateral, that there may be an illiquid market where the Fund is unable to close the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Municipal Bond Fund and Municipal High Income Fund invest in long and/or short positions in futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk).

Collateral and rights of offset. A Fund may mitigate credit risk with respect to OTC derivative counterparties through credit support annexes (“CSA”) included with an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement which is the standard contract governing most derivative transactions between the Fund and each of its counterparties. The CSA allows the Fund and its counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other with collateral, which is generally held by the Fund’s custodian or broker. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the CSA. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 2 “Segregation and Collateralization” for additional information with respect to collateral practices.

Offsetting of Assets and Liabilities. The following tables present financial instruments that are either (1) offset or (2) subject to an enforceable master netting arrangement or similar agreement as of September 30, 2017:

Assets

				Gross Amounts Not Offset on the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets	Gross Amounts Offset on the Statement of Assets and Liabilities	Net Amounts of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount Receivable
High Income Fund
Unrealized appreciation on forward foreign currency contracts(1)	$1,836	$—	$1,836	$(8)	$(1,734)	$—	$94

(1)	Amounts include forward contracts that have an offset to an open and close contract, but have not settled. These amounts are included on the Statement of Assets and Liabilities line item for Investment securities sold receivable.

Liabilities

				Gross Amounts Not Offset on the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount Payable
Global Bond Fund
Unrealized depreciation on forward foreign currency contracts(1)	$238	$—	$238	$—	$—	$—	$238

High Income Fund
Unrealized depreciation on forward foreign currency contracts	$64	$—	$64	$(8)	$—	$(56)	$—

(1)	Amounts include forward contracts that have an offset to an open and close contract, but have not settled. These amounts are included on the Statement of Assets and Liabilities line item for Investment securities purchased payable.

2017	ANNUAL REPORT	101

Additional	Disclosure Related to Derivative Instruments

Fair values of derivative instruments as of September 30, 2017:

		Assets		Liabilities
Fund	Type of Risk Exposure	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
High Income Fund	Foreign currency	Unrealized appreciation on forward foreign currency contracts	$8	Unrealized depreciation on forward foreign currency contracts	$64
Municipal Bond Fund	Interest rate	Unrealized appreciation on futures contracts*	306		—
Municipal High Income Fund	Interest rate	Unrealized appreciation on futures contracts*	368		—

*	The value presented includes the cumulative gain (loss) on open futures contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable (payable) as of September 30, 2017.

Amount of realized gain (loss) on derivatives recognized on the Statement of Operations for the year ended September 30, 2017:

		Net realized gain (loss) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Global Bond Fund	Foreign currency	$—	$—	$—	$—	$(154)	$(154)
High Income Fund	Foreign currency	—	—	—	—	(571)	(571)
Municipal Bond Fund	Interest Rate	—	—	1,038	—	—	1,038
Municipal High Income Fund	Interest Rate	—	—	(50)	—	—	(50)

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

Change in unrealized appreciation (depreciation) on derivatives recognized on the Statement of Operations for the year ended September 30, 2017:

		Net change in unrealized appreciation (depreciation) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Global Bond Fund	Foreign currency	$—	$—	$—	$—	$(67)	$(67)
High Income Fund	Foreign currency	—	—	—	—	(126)	(126)
Municipal Bond Fund	Interest rate	—	—	24	—	—	24
Municipal High Income Fund	Interest rate	—	—	(37)	—	—	(37)

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

During the year ended September 30, 2017, the average derivative volume was as follows:

Fund	Forward foreign currency contracts(1)	Long futures contracts(2)	Short futures contracts(2)	Swap agreements(3)	Purchased options(2)	Written options(2)
Global Bond Fund	$36	$—	$—	$—	$—	$—
High Income Fund	64	—	—	—	—	—
Municipal Bond Fund	—	—	(17,435)	—	—	—
Municipal High Income Fund	—	—	(15,778)	—	—	—

(1)	Average absolute value of unrealized appreciation/depreciation during the period.
(2)	Average value outstanding during the period.
(3)	Average notional amount outstanding during the period.

102	ANNUAL REPORT	2017

5.	INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS ($ amounts in thousands unless indicated otherwise)

Management Fees. WRIMCO, a wholly owned subsidiary of Waddell & Reed, Inc. (“W&R”), serves as each Fund’s investment manager. The management fee is accrued daily by each Fund at the following annual rates as a percentage of average daily net assets:

Fund (M - Millions)	$0 to $500M	$500 to $1,000M	$1,000 to $1,500M	Over $1,500M
Bond Fund	0.475%	0.475%	0.450%	0.400%
Cash Management	0.350	0.350	0.300	0.300
Global Bond Fund	0.625	0.600	0.550	0.500
Government Securities Fund	0.500	0.450	0.400	0.350
High Income Fund	0.625	0.600	0.550	0.500
Municipal Bond Fund	0.525	0.500	0.450	0.400
Municipal High Income Fund	0.525	0.500	0.450	0.400

WRIMCO has voluntarily agreed to waive a Fund’s management fee on any day that the Fund’s net assets are less than $25 million, subject to WRIMCO’s right to change or modify this waiver. See Expense Reimbursements and/or Waivers for more information.

Independent Trustees and Chief Compliance Officer Fees. Fees paid to the Independent Trustees can be paid in cash or deferred to a later date, at the election of the Trustees according to the Deferred Fee Agreement entered into between the Trust and the Trustee(s). Each Fund records its portion of the deferred fees as a liability on the Statement of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statement of Operations. Additionally, fees paid to the Chief Compliance Officer of the Funds are shown on the Statement of Operations.

Accounting Services Fees. The Trust has an Accounting Services Agreement with WRSCO, doing business as WI Services Company (“WISC”), an affiliate of W&R. Under the agreement, WISC acts as the agent in providing bookkeeping and accounting services and assistance to the Trust, including maintenance of Fund records, pricing of Fund shares and preparation of certain shareholder reports. For these services, each Fund pays WISC a monthly fee of one-twelfth of the annual fee based on the average net asset levels shown in the following table:

(M - Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$11.50	$23.10	$35.50	$48.40	$63.20	$82.50	$96.30	$121.60	$148.50

In addition, for each class of shares in excess of one, each Fund pays WISC a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

Each Fund also pays WISC a monthly administrative fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee is voluntarily waived by WISC until a Fund’s net assets are at least $10 million and is included in “Accounting services fee” on the Statement of Operations.

Shareholder Servicing. General. Under the Shareholder Servicing Agreement between the Trust and WISC, with respect to Class A, Class B and Class C shares, for each shareholder account that was in existence at any time during the prior month, each Fund (except Cash Management) pays a monthly fee of $1.6958 per account; however, WISC has agreed to reduce that fee if the number of total shareholder accounts within the Complex (Waddell & Reed Advisors Funds, InvestEd Portfolios and Ivy Funds) reaches certain levels. Cash Management pays a monthly fee of $1.75 for each shareholder account that was in existence at any time during the prior month plus, for Class A shareholder accounts, $0.75 for each shareholder check processed in the prior month. Government Securities Fund Class A, which also has check writing privileges, pays $0.75 for each shareholder check processed in the prior month. For Class Y shares, each Fund pays a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of the class for the preceding month. Each Fund also reimburses WISC for certain out-of-pocket costs for all classes.

Networked accounts. For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial intermediaries), WISC has agreed to reduce its per account fees charged to the Funds to $0.50 per month per shareholder account. Additional fees may be paid by the Funds to those intermediaries. The Fund will reimburse WISC for such costs if the annual rate of the third-party per account charges for a Fund are less than or equal to $12.00 per account or an annual fee of 0.14 of 1% that is based on average daily net assets.

Broker accounts. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by WISC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. Each Fund may pay such broker-dealers a per account fee for each open account within the omnibus account (up to $18.00 per account), or a fixed rate fee (up to an annual fee of 0.20 of 1% that is based on average daily net assets), based on the average daily NAV of the omnibus account (or a combination thereof).

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Distribution and Service Plan for Class A Shares. Under a Distribution and Service Plan for Class A shares adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act, each Fund, other than Cash Management, may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund’s average annual net assets. The fee is paid daily to compensate W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts of that class either directly or by third parties. For each of Bond Fund, Government Securities Fund, Municipal Bond Fund and Municipal High Income Fund, the Board of Trustees has limited payments to 0.237%, 0.232%, 0.237% and 0.247%, respectively, of the Fund’s average Class A net assets on an annual basis. The Board may in the future, without shareholder approval, authorize payments up to a maximum of 0.25% of the Fund’s average Class A net assets on an annual basis, if it determines to do so.

Distribution and Service Plan for Class B and Class C Shares. Under the Distribution and Service Plan adopted by the Trust for Class B and Class C shares, respectively, each Fund may pay W&R a service fee not to exceed 0.25% and a distribution fee not to exceed 0.75% of the Fund’s average annual net assets attributable to that class to compensate W&R for its services in connection with the distribution of shares of that class and/or provision of personal services to Class B or Class C shareholders and/or maintenance of shareholder accounts of that class.

Sales Charges. As principal underwriter for the Trust’s shares, W&R receives sales commissions (which are not an expense of the Trust) for sales of Class A shares. A CDSC may be assessed against a shareholder’s redemption amount of Class B, Class C or certain Class A shares and is paid to W&R. During the year ended September 30, 2017, W&R received the following amounts in sales commissions and CDSCs:

	Gross Sales Commissions	CDSC						Commissions Paid(1)
		Class A		Class B		Class C
Bond Fund	$326	$—	*	$1		$2		$207
Cash Management	—	12		1		—	*	180,736
Global Bond Fund	102	5		—	*	—	*	67
Government Securities Fund	51	1		1		—	*	34
High Income Fund	1,152	13		2		5		802
Municipal Bond Fund	210	4		—	*	3		165
Municipal High Income Fund	330	2		—	*	6		266

*	Not shown due to rounding.
(1)	W&R reallowed/paid this portion of the sales charge to financial advisors and selling broker dealers.

Expense Reimbursements and/or Waivers. For each of Bond Fund, Government Securities Fund, Municipal Bond Fund and Municipal High Income Fund, the Board of Trustees has limited Rule 12b-1 payments to 0.237%, 0.232%, 0.237% and 0.247%, respectively, of the Fund’s average Class A net assets on an annual basis. During the year ended September 30, 2017, the following amounts represent the difference between 0.25% and the reduced Rule 12b-1 fees:

Bond Fund	$61
Government Securities Fund	18
Municipal Bond Fund	69
Municipal High Income Fund	20

WRIMCO has voluntarily agreed to reimburse sufficient expenses of any class of Cash Management to maintain a minimum annualized yield of 0.02%. This reimbursement serves to reduce shareholder servicing and/or distribution and service fees. For the year ended September 30, 2017, the following expenses were reimbursed:

Cash Management, Class A	$75
Cash Management, Class B	5
Cash Management, Class C	19

WRIMCO, the Fund’s investment manager, W&R, the Fund’s distributor, and/or WRSCO, doing business as WISC, the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any). Class expense limitations and related waivers/reimbursements for the year ended September 30, 2017 were as follows:

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement	Expense Reduced
Global Bond Fund	Class A	Contractual	10-1-2016	1-31-2018	1.15%	$124	12b-1 Fees and/or Shareholder Servicing
	Class B	Contractual	10-1-2016	1-31-2018	2.50%	1	12b-1 Fees and/or Shareholder Servicing
	Class C	Contractual	10-1-2016	1-31-2018	2.03%	1	12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	10-1-2016	1-31-2018	0.83%	74	Shareholder Servicing

104	ANNUAL REPORT	2017

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement		Expense Reduced
Government Securities Fund	Class A	Contractual	10-1-2016	1-31-2018	1.00%	$67		12b-1 Fees and/or Shareholder Servicing
	Class B	Contractual	10-1-2016	1-31-2018	2.13%	1		12b-1 Fees and/or Shareholder Servicing
	Class C	Contractual	10-1-2016	1-31-2018	1.88%	2		12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	10-1-2016	1-31-2018	0.72%	37		Shareholder Servicing
High Income Fund	Class B	Contractual	10-1-2016	1-31-2018	2.21%	$1		12b-1 Fees and/or Shareholder Servicing
	Class C	Contractual	10-1-2016	1-31-2018	1.82%	—		N/A
Municipal Bond Fund	Class A	Contractual	10-1-2016	1-31-2018	0.84%	$189		12b-1 Fees and/or Shareholder Servicing
	Class B	Contractual	10-1-2016	1-31-2018	1.78%	—	*	12b-1 Fees and/or Shareholder Servicing
	Class C	Contractual	10-1-2016	1-31-2018	1.71%	5		12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	10-1-2016	1-31-2018	0.70%	77		Shareholder Servicing
Municipal High Income Fund	Class B	Contractual	10-1-2016	1-31-2018	1.81%	$—	*	12b-1 Fees and/or Shareholder Servicing
	Class C	Contractual	10-1-2016	1-31-2018	1.70%	7		12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	10-1-2016	1-31-2018	0.71%	31		Shareholder Servicing

*	Not shown due to rounding

Any amounts due to the Funds as a reimbursement but not paid as of September 30, 2017 are shown as a receivable from affiliates on the Statement of Assets and Liabilities.

6.	RELATED PARTY TRANSACTIONS

Certain Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees or common officers, complies with Rule 17a-7 under the Act. Further, as defined under such procedures, each transaction is effected at the current market price. During the year ended September 30, 2017, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Fund	Purchases	Sales
Bond Fund	$—	$43,955
Government Securities Fund	50,428	—
High Income Fund	22,136	14,623
Municipal Bond Fund	8,172	—

7.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the SEC (“Order”), the Trust and the Advisors Fund Complex (Ivy Funds, Ivy Variable Insurance Portfolios and InvestEd Portfolios); referred to with the Funds for purposes of this section as Funds) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (“Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each an “Interfund Loan”), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended September 30, 2017.

2017	ANNUAL REPORT	105

8.	AFFILIATED COMPANY TRANSACTIONS (All amounts in thousands)

A summary of the transactions in affiliated companies during the year ended September 30, 2017 follows:

	9-30-16 Share Balance	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Distributions Received	9-30-17 Share Balance	9-30-17 Value	Net Change in Unrealized Depreciation
High Income Fund
Larchmont Resources LLC	N/A	$1,211	$—	$—	$—	4	$1,193	$(18)

	9-30-16 Principal Balance				Interest Received	9-30-17 Principal Balance		Net Change in Unrealized Appreciation
Larchmont Resources LLC (10.320% Cash or 10.320% PIK), 10.320%, 8-7-20	N/A	2,839	—	—	$209	$2,996	2,906	$38

9.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts in thousands)

The cost of purchases and the proceeds from maturities and sales of investment securities (excluding short-term securities) for the year ended September 30, 2017, were as follows:

	Purchases		Sales
	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Bond Fund	$31,439	$452,523	$157,035	$429,966
Cash Management	—	—	—	—
Global Bond Fund	50,799	90,722	113,379	159,193
Government Securities Fund	229,449	—	93,155	—
High Income Fund	—	761,515	—	911,871
Municipal Bond Fund	—	32,674	—	58,269
Municipal High Income Fund	—	71,590	—	160,804

10.	CAPITAL SHARE TRANSACTIONS (All amounts in thousands)

The Trust has authorized an unlimited number of no par value shares of beneficial interest of each class of each Fund. Transactions in shares of beneficial interest were as follows:

	Bond Fund				Cash Management
	Year ended 9-30-17		Year ended 9-30-16		Year ended 9-30-17		Year ended 9-30-16
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	7,135	$44,736	35,839	$225,831	7,169,436	$7,169,436	5,411,607	$5,411,607
Class B	9	53	34	219	153	153	944	944
Class C	192	1,195	379	2,395	2,489	2,489	2,848	2,848
Class Y	37,033	231,536	122,215	788,278	N/A	N/A	N/A	N/A
Shares issued in reinvestment of distributions to shareholders:
Class A	3,099	19,187	5,232	32,738	3,632	3,632	283	283
Class B	10	59	8	48	— *	— *	— *	— *
Class C	49	300	33	208	1	1	1	1
Class Y	5,112	31,667	693	4,501	N/A	N/A	N/A	N/A
Shares redeemed:
Class A	(20,287)	(126,626)	(152,951)	(979,489)	(7,195,998)	(7,195,998)	(5,360,996)	(5,360,996)
Class B	(164)	(1,019)	(148)	(937)	(704)	(704)	(852)	(852)
Class C	(522)	(3,264)	(333)	(2,117)	(3,125)	(3,125)	(4,743)	(4,743)
Class Y	(50,612)	(316,281)	(7,767)	(50,567)	N/A	N/A	N/A	N/A
Net increase (decrease)	(18,946)	$(118,457)	3,234	$21,108	(24,116)	$(24,116)	49,092	$49,092

*	Not shown due to rounding.

106	ANNUAL REPORT	2017

	Global Bond Fund				Government Securities Fund
	Year ended 9-30-17		Year ended 9-30-16		Year ended 9-30-17		Year ended 9-30-16
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	5,863	$21,719	14,769	$52,237	1,863	$10,167	16,619	$92,003
Class B	1	4	12	41	8	44	35	195
Class C	93	345	118	421	33	179	115	634
Class Y	9,587	35,462	78,698	284,316	41,028	223,314	30,654	171,836
Shares issued in reinvestment of distributions to shareholders:
Class A	1,313	4,858	2,756	9,766	231	1,252	496	2,741
Class B	2	5	3	9	— *	2	— *	2
Class C	14	53	17	60	2	13	3	16
Class Y	1,666	6,163	626	2,261	489	2,655	115	643
Shares redeemed:
Class A	(19,640)	(72,712)	(123,848)	(443,778)	(7,181)	(38,922)	(40,210)	(224,468)
Class B	(143)	(528)	(222)	(792)	(93)	(505)	(59)	(328)
Class C	(380)	(1,408)	(621)	(2,210)	(192)	(1,045)	(129)	(715)
Class Y	(41,868)	(155,889)	(11,799)	(42,715)	(13,773)	(74,769)	(3,184)	(17,858)
Net increase (decrease)	(43,492)	$(161,928)	(39,491)	$(140,384)	22,415	$122,385	4,455	$24,701

	High Income Fund				Municipal Bond Fund
	Year ended 9-30-17		Year ended 9-30-16		Year ended 9-30-17		Year ended 9-30-16
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	23,595	$158,654	38,904	$246,274	3,568	$26,773	18,101	$138,089
Class B	35	234	73	467	— *	2	— *	4
Class C	1,123	7,576	920	5,883	183	1,378	503	3,853
Class Y	28,836	194,149	93,254	594,724	6,718	50,508	43,210	334,503
Shares issued in reinvestment of distributions to shareholders:
Class A	11,046	74,543	16,504	104,628	1,879	14,084	2,608	19,904
Class B	32	217	48	304	2	13	2	13
Class C	279	1,882	313	1,992	39	292	35	269
Class Y	8,030	54,186	4,970	31,930	1,151	8,626	278	2,138
Shares redeemed:
Class A	(40,229)	(271,160)	(148,043)	(937,623)	(14,412)	(107,967)	(58,509)	(451,088)
Class B	(278)	(1,877)	(325)	(2,047)	(11)	(86)	(23)	(177)
Class C	(1,282)	(8,656)	(1,802)	(11,342)	(604)	(4,520)	(403)	(3,079)
Class Y	(53,631)	(360,140)	(13,987)	(90,157)	(14,892)	(111,576)	(3,673)	(28,365)
Net increase (decrease)	(22,444)	$(150,392)	(9,171)	$(54,967)	(16,379)	$(122,473)	2,129	$16,064

					Municipal High Income Fund
					Year ended 9-30-17		Year ended 9-30-16
					Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A					9,078	$43,388	26,171	$128,881
Class B					— *	1	1	5
Class C					518	2,475	1,233	6,084
Class Y					6,979	33,249	32,500	162,118
Shares issued in reinvestment of distributions to shareholders:
Class A					4,609	21,962	5,748	28,347
Class B					4	18	6	28
Class C					148	707	162	798
Class Y					1,213	5,782	337	1,679

*	Not shown due to rounding.

2017	ANNUAL REPORT	107

	Municipal High Income Fund
	Year ended 9-30-17		Year ended 9-30-16
	Shares	Value	Shares	Value
Shares redeemed:
Class A	(28,332)	$(134,711)	(55,785)	$(276,746)
Class B	(50)	(243)	(62)	(306)
Class C	(1,576)	(7,500)	(1,132)	(5,583)
Class Y	(11,955)	(56,931)	(2,857)	(14,231)
Net increase (decrease)	(19,364)	$(91,803)	6,322	$31,074

*Not	shown due to rounding.

11.	COMMITMENTS ($ amounts in thousands)

Bridge loan commitments may obligate a Fund to furnish temporary financing to a borrower until permanent financing can be arranged. At September 30, 2017, High Income Fund had outstanding bridge loan commitments of $4,891. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income is included in interest income on the Statement of Operations.

12.	FEDERAL INCOME TAX MATTERS ($ amounts in thousands)

For Federal income tax purposes, cost of investments owned at September 30, 2017 and the related unrealized appreciation (depreciation) were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Appreciation (Depreciation)
Bond Fund	$1,093,932	$26,107	$8,955	$17,152
Cash Management	1,404,406	—	—	—
Global Bond Fund	442,547	16,019	23,220	(7,201)
Government Securities Fund	392,968	1,323	2,757	(1,434)
High Income Fund	1,985,403	71,883	115,047	(43,164)
Municipal Bond Fund	675,577	70,579	574	70,005
Municipal High Income Fund	724,873	51,345	36,360	14,985

For Federal income tax purposes, the Funds’ distributed and undistributed earnings and profit for the year ended September 30, 2017 and the post-October and late-year ordinary activity were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post-October Capital Losses Deferred	Late-Year Ordinary Losses Deferred
Bond Fund	$2,330	$—	$—	$1,550	$—
Cash Management	193	—	—	—	—
Global Bond Fund	198	—	—	—	—
Government Securities Fund	111	—	—	—	—
High Income Fund	1,763	—	—	—	—
Municipal Bond Fund	3,138	—	—	—	—
Municipal High Income Fund	235	—	—	—	—

Internal Revenue Code regulations permit each Fund to elect to defer into its next fiscal year capital losses and certain specified ordinary items incurred between each November 1 and the end of its fiscal year. Each Fund is also permitted to defer into its next fiscal certain ordinary losses that generated between each January 1 and the end of its fiscal year.

108	ANNUAL REPORT	2017

The tax character of dividends and distributions paid during the two fiscal years ended September 30, 2017 and 2016 were as follows:

	September 30, 2017		September 30, 2016
Fund	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains
Bond Fund	$37,953	$13,931	$25,748	$12,277
Cash Management	3,740	—	283	—
Global Bond Fund	11,243	—	12,296	—
Government Securities Fund	4,039	—	3,659	—
High Income Fund	137,332	—	148,499	—
Municipal Bond Fund	25,183	—	24,481	—
Municipal High Income Fund	34,830	—	38,406	—

(1)	Includes short-term capital gains distributed, if any.

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Accumulated capital losses represent net capital loss carryovers as of September 30, 2017 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), a Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years which have only an eight year carryforward period. As a result of this ordering rule, pre-enactment capital loss carryovers may expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Fund’s first fiscal year end subject to the Modernization Act was September 30, 2012. The following table shows the expiration dates for capital loss carryovers from pre-enactment taxable years and the amounts of capital loss carryovers, if any, by each of the applicable Funds electing to be taxed as a regulated investment company during the year ended September 30, 2017:

	Pre-Enactment		Post-Enactment
Fund	2018	2019	Short-Term Capital Loss Carryover	Long-Term Capital Loss Carryover
Bond Fund	$—	$—	$—	$—
Cash Management	—	65	—	—
Global Bond Fund	—	—	8,061	31,281
Government Securities Fund	—	—	3,057	925
High Income Fund	—	—	5,137	138,541
Municipal Bond Fund	53	56	—	9,992
Municipal High Income Fund	16,061	—	528	25,721

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are due to differing treatments for items such as deferral of wash sales, post-October losses, late-year ordinary losses, foreign currency transactions, net operating losses, income from passive foreign investment companies (PFICs), partnership transactions, and expiring capital loss carryovers. At September 30, 2017, the following reclassifications were made:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital
Bond Fund	$1,514	$(1,514)	$—
Cash Management	—	—	—
Global Bond Fund	(6,136)	6,136	—
Government Securities Fund	585	(585)	—
High Income Fund	(927)	927	—	*
Municipal Bond Fund	—	—	—
Municipal High Income Fund	—	504	(504)

*	Not shown due to rounding.

2017	ANNUAL REPORT	109

13.	REGULATORY AND LITIGATION MATTERS

On July 24, 2006, WRIMCO, W&R and WRSCO (collectively, “Waddell & Reed”) reached a settlement with the SEC to resolve proceedings brought in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC’s cease-and desist order (the “SEC Order”), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed agreed to pay $40 million in disgorgement and $10 million in civil money penalties.

Pursuant to the terms of the SEC order, the $50 million in disgorgement and civil penalties, plus accrued interest (the “Fair Fund”), must be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with W&R and as approved by the SEC, using a distribution methodology acceptable to the Funds’ Disinterested Trustees. The SEC Order also required that the independent distribution consultant develop the distribution methodology pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. On July 15, 2014, the SEC ordered that the Fair Fund be distributed to investors as provided for in the distribution plan.

The foregoing is only a summary of the SEC Order. A copy of the SEC Order and the distribution plan are available on the SEC’s website at www.sec.gov.

110	ANNUAL REPORT	2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	WADDELL & REED ADVISORS FUNDS

To the Shareholders and Board of Trustees of Waddell & Reed Advisors Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Waddell & Reed Advisors Bond Fund, Waddell & Reed Advisors Cash Management, Waddell & Reed Advisors Global Bond Fund, Waddell & Reed Advisors Government Securities Fund, Waddell & Reed Advisors High Income Fund, Waddell & Reed Advisors Municipal Bond Fund, and Waddell & Reed Advisors Municipal High Income Fund (the “Funds”), seven of the series constituting Waddell & Reed Advisors Funds, as of September 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian, agent banks, and brokers; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Kansas City, Missouri

November 20, 2017

2017	ANNUAL REPORT	111

INCOME TAX INFORMATION	WADDELL & REED ADVISORS FUNDS

AMOUNTS NOT ROUNDED (UNAUDITED)

The Funds hereby designate the following amounts of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations or as qualified dividend income for individuals for the tax period ended September 30, 2017:

	Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals
Bond Fund	$—	$—
Cash Management	—	—
Global Bond Fund	354,497	1,375,286
Government Securities Fund	—	—
High Income Fund	—	—
Municipal Bond Fund	—	—
Municipal High Income Fund	—	—

The Funds hereby designate the following amounts as distributions of long-term capital gains:

Bond Fund	$13,930,673
Cash Management	—
Global Bond Fund	—
Government Securities Fund	—
High Income Fund	—
Municipal Bond Fund	—
Municipal High Income Fund	—

Municipal Bond Fund and Municipal High Income Fund designated $25,079,239 and $34,672,533, respectively, of dividends paid from net ordinary income as tax-exempt income for the tax period ended September 30, 2017.

Shareholders are advised to consult with their tax advisors concerning the tax treatment of dividends and distributions from all the Funds.

The tax status of dividends paid and the pass-through of foreign taxes paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

112	ANNUAL REPORT	2017

BOARD OF TRUSTEES AND OFFICERS	WADDELL & REED ADVISORS FUNDS

Each of the individuals listed below serves as a trustee for the Trust (20 portfolios), Ivy Funds Variable Insurance Portfolios (29 portfolios) and Waddell & Reed InvestEd Portfolios (3 portfolios) (collectively, the” Advisors Fund Complex”). The Advisors Fund Complex, together with the Ivy Funds (48 portfolios), Ivy High Income Opportunities Fund (a closed-end fund) (“IVH”) and Ivy NextShares (“NextShares”) (3 portfolios), comprises the Waddell & Reed/Ivy Fund Complex (“Fund Complex”).

Board members who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (“Disinterested Trustees”) constitute at least 75% of the Board.

Joseph Harroz, Jr. serves as the Independent Chairman of the Fund’s Board and of the board of trustees of the other funds in the Fund Complex. Subject to the Trustee Emeritus and Retirement Policy, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

The Statement of Additional Information (“SAI”) for the Trust includes additional information about the Trust’s trustees. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

Disinterested Trustees

Name, Address and Year of Birth	Position(s) Held with the Trust and Fund Complex	Trustee Since	Principal Occupation During Past 5 Years	Other Directorships Held
Jarold W. Boettcher, CFA 6300 Lamar Avenue Overland Park, KS 66202 1940	Trustee	2008	President of Boettcher Enterprises, Inc. (agricultural products and services) (1979 to present), Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present), and Boettcher Aerial, Inc. (Aerial Ag Applicator) (1982 to present).	Director, Guaranty State Bank & Trust Co. (financial services) (1981 to present); Director, Guaranty, Inc. (financial services) (1981 to present); Member, Kansas Board of Regents (2007 to 2011); Member, Kansas State University Foundation (1981 to present); Director, Kansas Bioscience Authority (2009 to 2016); Committee Member, Kansas Foundation for Medical Care (2001 to 2011); Trustee, Ivy Funds; Trustee, IVH; Trustee, NextShares.
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	2008	Professor of Law, Washburn University School of Law (1973 to present).	Director, Kansas Legal Services for Prisoners, Inc.; Director, U.S. Alliance Corporation (Insurance) (2009 to present); Director, Kansas Appleseed, Inc. (non-profit) (2007 to present); Trustee, Ivy Funds; Trustee, IVH; Trustee, NextShares.
John A. Dillingham* 6300 Lamar Avenue Overland Park, KS 66202 1939	Trustee	2008	President and Trustee, JoDill Corp. (1997 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises.	Former Advisory Director, UMB Northland Board (banking) (1995 to 2012); Trustee, Liberty Memorial Association (WWI National Museum) (1998 to 2013), National Advisory Board (2014 to present); Trustee, Harry S. Truman Library Institute (education) (2007 to 2016); Chairman (2005 to 2013) and current Trustee, Freedoms Frontier National Heritage Area (education); Trustee; CGSC Foundation (government) (2004 to 2012); Chairman, Kansas City Municipal Assistance Corporation (bond issuance) (1980 to present); Director, Metropolitan Comm. College Foundation, (1980 to 2014); Trustee, Ivy Funds; Trustee, IVH; Trustee, NextShares.

2017	ANNUAL REPORT	113

Name, Address and Year of Birth	Position(s) Held with the Trust and Fund Complex	Trustee Since	Principal Occupation During Past 5 Years	Other Directorships Held
James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 1950	Trustee	2017	Chief Executive Officer (CEO) of CalPac Pizza LLC (2011 to present); CEO of CalPac Pizza II LLC (2012 to present); CEO of PacPizza LLC (Pizza Hut franchise) (2000 to present); Member/CEO, Southern Pac Pizza LLC (2013 to present); Partner, Century Bridge Partners (real estate investments) (2007 to present); Manager, Hartley Ranch Angus Beef, LLC (2013 to present); President, Penn Capital Corp. (1995 to present); Partner, Penn Capital Partners (1999 to present).	Member/Secretary, The Metochoi Group LLC (1999 to present); Member/Chairman, Idea Homes LLC (Homebuilding & Development) (2013 to present); Trustee, Ivy Funds; Trustee, IVH; Trustee, NextShares.
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee Independent Chairman	2008 2015	Dean, College of Law, Vice President, University of Oklahoma (2010 to present); Adjunct Professor, University of Oklahoma Law School (1997 to 2010); Managing Member, Harroz Investments, LLC (commercial enterprise investments) (1998 to present).	Director and Shareholder, Valliance Bank, N.A. (2007 to present); Director, Foundation HealthCare (2008 to 2017); Trustee, The Mewbourne Family Support Organization (non-profit) (2006 to present); Independent Director, LSQ Manager, Inc. (real estate) (2007 to 2016); Director, OK Foundation for Excellence (non-profit) (2008 to present); Independent Chairman/Trustee, Ivy Funds; Independent Chairman/Trustee, IVH; Independent Chairman/Trustee, Nextshares.
Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1951	Trustee	2017	Of Counsel, Lee & Smith, PC (law firm) (1996 to present); Owner and Manager, Castle Valley Ranches, LLC (ranching) and Castle Valley Outdoors, LLC (outdoor recreation) (1995 to present); Formerly, Partner, Kelly, Drye & Warren LLP (law firm, emphasis on finance, securities, mergers and acquisitions law) (1989-1996); Partner, Lane & Edson PC (law firm) (1987-1989).	Director, Thomas Foundation for Cancer Research (2005 to present); Trustee, Ivy Funds; Trustee, IVH; Trustee, NextShares.
Frank J. Ross, Jr. Polsinelli PC 700 West 47th Street, Suite 1000 Kansas City, MO 64112 1953	Trustee	2008	Shareholder/Director, Polsinelli PC, (law firm) (1980 to present).	Director, American Red Cross (community service) (2003-2010); Director, Rockhurst University (education) (2003-2009); Director, March of Dimes Birth Defects, Greater Kansas City Chapter (2001-2009); Trustee, Ivy Funds; Trustee, IVH; Trustee, NextShares.
Michael G. Smith 6300 Lamar Avenue Overland Park, KS 66202 1944	Trustee	2017	Retired; formerly, with Merrill Lynch as Managing Director of Global Investor Client Strategy (1996-1998), Head of Regional Institutional Sales (1995-1996) and of U.S. Central Region (1986-1995, 1999).	Director, Executive Board, Cox Business School, Southern Methodist University (1998 to present); Director, Northwestern Mutual Funds (2003 to present); Director, CTMG, Inc. (clinical testing) (2008 to present); Trustee, Ivy Funds; Trustee, IVH; Trustee, NextShares.

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Name, Address and Year of Birth	Position(s) Held with the Trust and Fund Complex	Trustee Since	Principal Occupation During Past 5 Years	Other Directorships Held
Edward M. Tighe 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	2017	Retired; formerly, CEO and Director of Asgard Holdings LLC (computer network and security services) (2002 to 2004); President, Citco Technology Management (1995-2000); CEO, Global Mutual Fund Services (1993-2000); Sr. Vice President, Templeton Global Investors (1988-1992).	Director, The Research Coast Principium Foundation, Inc. (non-profit) (2012 to 2015); Trustee, Ivy Funds; Trustee, IVH; Trustee, NextShares.

*From September 22, 2011 to April 23, 2012, Mr. Dillingham was an Interested Trustee, because during that time period he was a trustee and beneficiary of a trust that owned shares of WDR.

Interested Trustees

Messrs. Herrmann and Sanders are “interested” by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (“WDR”) or its wholly owned subsidiaries, including the Fund’s investment manager, Waddell & Reed Investment Management Company (“WRIMCO”), the Fund’s principal underwriter, Waddell & Reed, Inc. (“Waddell & Reed”), and the Fund’s shareholder servicing and accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (“WISC”), as well as by virtue of their personal ownership in shares of WDR.

Name, Address and Year of Birth	Position(s) Held With the Fund and Fund Complex	Trustee Since	Principal Occupation During Past 5 Years	Other Directorships Held
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	2008	Chairman, WDR (January 2010 to 2016); CEO, WDR (2005 to 2016); President, CEO and Chairman, Ivy Investment Management Company (“IICO”) (2002 to 2016); President, CEO and Chairman, WRIMCO (1993 to 2016); President of each of the funds in the Fund Complex (2001 to 2016).	Director, WDR, (1998 to present), IICO (2002 to 2016), WRIMCO (1991 to 2016), WISC (2001 to 2016), W&R Capital Management Group, Inc. (2008 to 2016), and Waddell & Reed, Inc. (1993 to 2016); Director, Blue Cross Blue Shield of Kansas City (2007 to present); Trustee, Ivy Funds; Trustee, IVH; Trustee, NextShares.
Philip J. Sanders 6300 Lamar Avenue Overland Park, KS 66202 1959	Trustee President	2016 2016	CEO, WDR (2016 to present); Chief Investment Officer, WDR (2011 to present); Senior Vice President, WDR (2011 to 2016); President, CEO and Chairman, IICO (2016 to present); Senior Vice President, IICO (2010 to 2016); President, CEO and Chairman, WRIMCO (2010 to 2016); President of each of the funds in the Fund Complex (2016 to present).	Director, WRIMCO and IICO.

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Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann and Mr. Sanders, who is President, the Fund’s officers are:

Name, Address and Year of Birth	Position(s) Held with the Fund and Fund Complex	Officer of Trust Since	Principal Occupation During Past 5 Years
Jennifer K. Dulski 6300 Lamar Avenue Overland Park, KS 66202 1980	Secretary	2017	Secretary for each of the funds in the Fund Complex (2017 to present).
Wendy J. Hills 6300 Lamar Avenue Overland Park, KS 66202 1970	Vice President General Counsel Assistant Secretary	2014 2014 2014	Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WISC (2014 to present); Senior Vice President and General Counsel of IICO (2014 to present); Vice President and General Counsel for each of the funds in the Fund Complex (2014 to present); Assistant Secretary for each of the funds in the Fund Complex (2014 to 2016; 2017 to present); Secretary for each of the funds in the Fund Complex (2016 to 2017).
Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 1969	Vice President Treasurer Principal Financial Officer Principal Accounting Officer	2008 2008 2008 2008	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present); Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006).
Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 1968	Vice President Chief Compliance Officer	2008 2008	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex.
Philip A. Shipp 6300 Lamar Avenue Overland Park, KS 66202 1969	Assistant Secretary	2012	Assistant Secretary of each of the funds in the Fund Complex (2012 to present), Senior Vice President, Waddell & Reed, Inc. (“WRI”) and IDI (2017 to present); Vice President of WRI and IDI (2010 to 2017).

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CONTINUANCE OF INVESTMENT MANAGEMENT AGREEMENT	WADDELL & REED ADVISORS FUNDS

At a meeting of the Board of Trustees (the “Board”) of Waddell & Reed Advisors Funds (the “Trust”) held on August 15 and 16, 2017, the Board, including all of the trustees who are not “interested persons” (the “Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved the continuance of the Investment Management Agreement (the “Management Agreement”) between Waddell & Reed Investment Management Company (“WRIMCO”) and the Trust.

The Board’s Independent Trustees were assisted in their review by independent legal counsel, and met with such counsel separately from representatives of WRIMCO. Independent legal counsel explained the factors that the Board should consider as part of its review of the various agreements, all as outlined in a memorandum it had provided to the Board prior to the meeting, including, among other things, the nature and the quality of the services provided by WRIMCO, profitability (including any fall-out benefits) from the relationships with each series of the Trust (each a “Fund” and together, the “Funds”), economies of scale, the role played by the Independent Trustees, and information on comparative fees and expenses. The Independent Trustees also considered the written responses and materials produced by WRIMCO in response to a 15(c) due diligence request list submitted by the Independent Trustees’ legal counsel prior to the meeting, as well as materials produced in response to a follow-up request list sent to WRIMCO by independent legal counsel on behalf of the Independent Trustees. Included in those responses, which had been provided to the Board prior to the meeting, was a Fund-by-Fund profitability analysis prepared by WRIMCO, as well as an explanation of the methodology by which the profitability analysis was calculated. The Board also received extensive materials on performance, expenses and comparable fund information from Broadridge, Inc. (“Broadridge”), an independent mutual fund rating service. Finally, the Independent Trustees received and reviewed a considerable amount of information that their independent fee consultant had provided to them. The Independent Trustees previously had reviewed and discussed these materials during a telephonic meeting in July 2017. They further reviewed these materials among themselves, with their independent legal counsel and the independent fee consultant, and with the other Board members at executive sessions of the Independent Trustees at the August 15th and 16th Board meeting, during which the Board considered various factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Board’s determination to approve the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services provided to the Funds by WRIMCO, taking into account the large amount of materials produced by WRIMCO in response to the 15(c) due diligence requests submitted by independent legal counsel to the Independent Trustees.

The Board also took into account the report from its Investment Oversight Committee (the “IOC”), in light of that committee’s duties to assist the Board in the 15(c) process. The IOC had reported to the Board on its review of the overall performance of the Funds, WRIMCO’s investment risk management function, and the proposed and on-going changes WRIMCO has been considering for itself, the Trust and the overall fund complex. As such, the Board examined all of WRIMCO’s activities (both taken and proposed) in light of the Funds’ performance and expense structure, as well as the proposed overall rationalization of the fund complex, which is designed to provide economies of scale to the Funds’ shareholders, reduce the Funds’ expenses and enhance the performance of the Funds, particularly in the context of substantial industry change and regulatory developments.

The Board likewise considered the knowledge it had received from its regular meetings, including from the materials provided in connection with those meetings, such as the resources and key personnel of WRIMCO, as well as the other services provided to the Funds by WRIMCO (such as managing the quality of execution of portfolio transactions and the selection of broker-dealers for those transactions, monitoring adherence to each Fund’s investment restrictions, producing reports, providing support services for the Board and Board committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable laws and regulations). The Board also took into account the compliance environment at WRIMCO, noting the resources that WRIMCO has dedicated towards compliance. The Board concluded that the nature and extent of the services provided by WRIMCO were appropriate, that the quality of those services had been consistent with quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services.

Benefits from the Relationship with Funds

The Board next discussed whether WRIMCO derives any other direct or indirect benefit from serving the Funds. In that regard, the Board discussed the transfer agency/shareholder servicing fees that Waddell & Reed Services Company, an affiliate of WRIMCO, provides the Funds. The Board also considered the benefits that accrue to each service provider organization from its respective relationship with the Funds, including the fact that a variety of services are provided by affiliates of WRIMCO, including distribution, administrative and fund accounting services, and, as discussed above, shareholder servicing. After full consideration of these and other factors, the Board concluded that none of WRIMCO nor

2017	ANNUAL REPORT	117

any of its affiliates receive any additional direct or indirect benefits that would preclude the Board from approving the continuation of the Management Agreement with WRIMCO.

Economies of Scale

The Board discussed whether economies of scale are being realized by the Funds and whether fee levels reflect those economies of scale for the benefit of the Funds’ shareholders. The Board considered the significant number of initiatives that WRIMCO is undertaking to seek to rationalize the fund complex, reduce expenses and enhance performance.

Performance of the Funds and Costs of Services Provided

The Board considered the performance of each Fund and the costs of the services provided, focusing on a number of Funds that the independent fee consultant had identified. Specifically, the Board examined the investment performance of each Fund, including the percentile ranking of each Fund over various periods of time. The Board also examined the performance of each Fund against its respective Lipper index for the same periods. After extensively reviewing all of the performance information provided, the Board concluded that the Funds’ performance in each asset class was acceptable. Although the performance of some of the focus Funds identified by the independent fee consultant lagged that of their peers or respective Lipper index, the Board recognized that WRIMCO, has taken, or was taking, steps to address that underperformance, and determined to continue to monitor closely the performance of those Funds.

The Board also considered the expenses and expense ratio of each Fund, and the expense limitation arrangements entered into by WRIMCO in light of the services provided by WRIMCO. The Board also compared each Fund’s expenses, including advisory, distribution and shareholder servicing fees, with the expenses and advisory fees of other investment advisers managing similarly situated funds, as well as the advisory fees that WRIMCO (or an affiliate) charges for providing advisory services to other accounts in the same asset class for certain Funds. In that regard, the Board noted that WRIMCO performs significant additional services for the Funds as compared to those other accounts. The Board also took into account the information on WRIMCO’s profitability in managing the Funds, including the methodology used to calculate profitability. The Board finally considered the amount of assets in each Fund, each Fund’s average account size and how those factors affect the Funds’ expense ratios, noting that, as the Funds’ assets have increased or decreased over time, the expense ratios of the Funds generally have fallen or risen, respectively. After completing this examination, the Board concluded that each Fund’s expenses are appropriate at the current time.

Independent Fee Consultant Review

Independent legal counsel, on behalf of the Independent Trustees, engaged an independent fee consultant to assist them in evaluating the reasonableness of the management fees charged by WRIMCO to the Funds. The independent fee consultant’s review addressed the following fee-related factors:

1.	The nature, extent and quality of WRIMCO’s services to the Funds;

2.	Management fees and expenses in the context of performance;

3.	Product category expenses, including peers;

4.	Profit margins of WRIMCO’s parent from supplying such services;

5.	Subadviser and institutional fee analyses; and

6.	Possible economies of scale as a Fund grows larger.

The following summarizes the findings of the independent fee consultant retained by the Independent Trustees.

Summary Findings

The report stated that WRIMCO delivered reasonable levels of performance in the longer-term periods and reasonable levels of service to the Funds in relation to its management fees as compared to the investment advisers of comparable funds. For the 36 months ended March 31, 2017, approximately 9% of the funds within the Waddell & Reed Fund Complex (including the Funds) were in the top quartile of performance and 33% of such funds were in the top two quartiles of performance, and that short-term performance of such funds were showing signs of improvement. Specifically, the report noted that 42% of the funds were in the top two quartiles in the one-year period, and that 32% of all such funds had improving performance in their one-year period. The independent fee consultant noted that the funds’ performance appeared to be grounded in a number of institutional competitive advantages at WRIMCO, including economic analysis, investment management depth, ability to attract top talent, strategic vision, performance-focused culture, and an effective trading infrastructure.

The report further indicated that total expenses of the Funds, on average, were 2% over the average total expenses of their respective Broadridge Expense Group peers and 3% below the average total expenses for their Broadridge Expense Universes. The management fees for the funds were 1% over the average management fees of their respective Broadridge Expense Group peers and 3% over the average management fees for their Broadridge Expense Universes.

118	ANNUAL REPORT	2017

The report also stated that the management fees WRIMCO charges to the funds are reasonable in relation to the management fees it charges to its institutional account clients. The report noted that these institutional account clients have different service and infrastructure needs and in addition, the average spread between management fees WRIMCO charged to the funds and those it charges to institutional account clients is reasonable relative to the average fee spreads computed from industry surveys.

The report stated that while it was difficult to confirm overall economies of scale, it was clear that the funds’ shareholders generally are benefitting from lower expenses as the funds’ assets grow through management fee breakpoints, decline in transfer agency expenses, decline in custody contract rates and declines in other non-management expenses.

The report also noted that the overall profitability of WRIMCO’s parent is near the median of most similarly-sized, publicly-traded peers, but appears adequate to enable WRIMCO to continue to provide quality support to the funds and their shareholders. Finally, the report noted that WRIMCO has continued to invest time in board mergers and fund mergers, which could help drive down expenses for shareholders.

Finally, the report also examined the fees that WRIMCO retains on Funds that are subadvised by unaffiliated subadvisers, and indicated that those fees are reasonable relative to the industry. The report also stated that the subadvisory fees that WRIMCO earns for serving as a subadviser to an unaffiliated fund when compared to fees of similar Funds are generally similar.

Conclusions

The independent fee consultant’s report concluded that it believes that the services provided by WRIMCO and its affiliates and expenses incurred by the Funds in the previous 12 months are reasonable and provide adequate justification for renewal of the Funds’ existing Management Agreement.

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ANNUAL PRIVACY NOTICE	WADDELL & REED ADVISORS FUNDS

Waddell & Reed, Inc., the Waddell & Reed Advisors Funds, the Ivy Funds Variable Insurance Portfolios and the InvestEd Portfolios (“Waddell & Reed”) are committed to ensuring their clients have access to a broad range of products and services to help them achieve their personal financial goals. Accurate information lies at the heart of our pledge to provide these products and services, and we strive to protect your personal nonpublic information. In the course of doing business with Waddell & Reed, clients are requested to share financial information and they may be asked to provide other personal details. Clients can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Client’s Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of client information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our clients’ trust. Thus, the safekeeping of client information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our clients that whenever information is used, it is done with discretion. The safeguarding of client information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our clients. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our clients; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a client.

In addition, Waddell & Reed, Inc. has entered into a Protocol with a number of other brokerage firms intended to further our clients’ freedom of choice in connection with the movement of their financial advisors to new firms. In the event your account is maintained through Waddell & Reed, Inc. and your financial advisor leaves Waddell & Reed to join a firm that has likewise entered the Protocol, Waddell & Reed may disclose your name, address and telephone number to the departed advisor’s new firm.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures; that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, you may make this request in writing to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, KS 66201, or you may call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive client, we will adhere to the privacy policies and practices as described in this notice.

120	ANNUAL REPORT	2017

PROXY VOTING INFORMATION	WADDELL & REED ADVISORS FUNDS

Proxy Voting Guidelines

A description of the policies and procedures Waddell & Reed Advisors Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Records

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed’s website at www.waddell.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION

Portfolio holdings can be found on the Trust’s website at www.waddell.com. Alternatively, a complete schedule of portfolio holdings of each Fund for the first and third quarters of each fiscal year is filed with the SEC and can be found on the Trust’s Form N-Q. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

IRA DISCLOSURE

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. A Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed financial adviser or by submitting Internal Revenue Service Form W–4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

HOUSEHOLDING NOTICE

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Trust) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

2017	ANNUAL REPORT	121

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THE WADDELL & REED ADVISORS FUNDS FAMILY

Global/International Funds

Waddell & Reed Advisors Global Growth Fund

Domestic Equity Funds

Waddell & Reed Advisors Accumulative Fund

Waddell & Reed Advisors Core Investment Fund

Waddell & Reed Advisors Dividend Opportunities Fund

Waddell & Reed Advisors New Concepts Fund

Waddell & Reed Advisors Small Cap Fund

Waddell & Reed Advisors Tax-Managed Equity Fund

Waddell & Reed Advisors Value Fund

Waddell & Reed Advisors Vanguard Fund

Fixed Income Funds

Waddell & Reed Advisors Bond Fund

Waddell & Reed Advisors Global Bond Fund

Waddell & Reed Advisors Government Securities Fund

Waddell & Reed Advisors High Income Fund

Waddell & Reed Advisors Municipal Bond Fund

Waddell & Reed Advisors Municipal High Income Fund

Money Market Funds

Waddell & Reed Advisors Cash Management

Specialty Funds

Waddell & Reed Advisors Asset Strategy Fund

Waddell & Reed Advisors Continental Income Fund

Waddell & Reed Advisors Energy Fund

Waddell & Reed Advisors Science and Technology Fund

1.888.WADDELL

Visit us online at www.waddell.com

Before investing, investors should consider carefully the investment objectives, risks, charges and expenses of a mutual fund. This and other important information is contained in the prospectus and summary prospectus, which may be obtained at www.waddell.com or from a financial advisor. Read it carefully before investing.

2017	ANNUAL REPORT	123

ANN-WRA-FI (9-17)

ITEM 2.         CODE OF ETHICS

(a)	As of September 30, 2017, the Registrant has adopted a code of ethics (the “Code”), as defined in Item 2 of Form N–CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N–CSR.

(b)	There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the Registrant has determined that each of Jarold W. Boettcher, James D. Gressett, and Edward M. Tighe is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Each of Mr. Boettcher, Mr. Gressett and Mr. Tighe is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

2017	$179,400
2016	172,600

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not reported under paragraph (a) of this Item are as follows:

2017	$0
2016	8,666

These fees are related to the review of Form N-1A.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

2017	$29,680
2016	28,000

These fees are related to the review of the registrant’s tax returns.

(d)	All Other Fees

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

2017	$5,991
2016	2,827

These fees are related to the review of internal control.

(e) (1)	Registrant’s audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant’s investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e) (2)	None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)	$39,493 and $35,671 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $102,450 and $137,000 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.         SCHEDULE OF INVESTMENTS.

(a)    See Item 1 Shareholder Report.

(b)    Not Applicable.

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

ITEM 11.         CONTROLS AND PROCEDURES.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant’s management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.         EXHIBITS.

(a)  (1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)  (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WADDELL & REED ADVISORS FUNDS
(Registrant)

By	/s/ Jennifer K. Dulski
Jennifer K. Dulski, Secretary

Date:	December 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Philip J. Sanders
Philip J. Sanders, Principal Executive Officer

Date:	December 7, 2017

By	/s/ Joseph W. Kauten
Joseph W. Kauten, Principal Financial Officer

Date:	December 7, 2017